ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment”), dated as of August 1, 2003, is entered into by and among THORNBURG MORTGAGE SECURITIES TRUST 2003-4 (the “Assignee”), THORNBURG MORTGAGE HOME LOANS, INC., a Delaware corporation (the “Assignor”), BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST (formerly known as Cendant Residential Mortgage Trust, and together with, CENDANT MORTGAGE CORPORATION, the “Sellers” and individually, each a “Seller”), and CENDANT MORTGAGE CORPORATION, as servicer (the “Servicer”), and acknowledged by WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as master servicer, or any successor acting in the capacity of master servicer (the “Master Servicer”) and DEUTSCHE BANK NATIONAL TRUST COMPANY, as Indenture Trustee (the “Indenture Trustee”).

RECITALS

WHEREAS, the Assignor, the Sellers and the Servicer have entered into a certain Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of December 23, 2002 (the “Purchase Agreement”), pursuant to which the Assignor has acquired certain Mortgage Loans from the Sellers pursuant to the terms of the Purchase Agreement and Servicer has agreed to service such Mortgage Loans; and

WHEREAS, the Assignor has purchased under the Purchase Agreement certain Mortgage Loans secured by collateral in addition to the real property securing such Mortgage Loans (the “Additional Collateral Mortgage Loans”); and

WHEREAS, the Assignor, the Sellers and Servicer have entered into a certain Additional Collateral Assignment and Servicing Agreement, dated as of December 23, 2002 (the “Additional Collateral Agreement”), pursuant to which the Servicer has agreed to administer and monitor the Additional Collateral Servicer’s (as such term is defined in Section 1 of the Additional Collateral Agreement) obligations to administer and service the Additional Collateral Mortgage Loans; and

WHEREAS, the Assignee has agreed, on the terms and conditions contained herein, to purchase from the Assignor the Mortgage Loans and the Additional Collateral Mortgage Loans (collectively, the “Specified Mortgage Loans”) which are subject to the provisions of the Purchase Agreement and/or the Additional Collateral Agreement and are listed on the mortgage loan schedule attached as Schedule I hereto (the “Specified Mortgage Loan Schedule”);

WHEREAS, the Assignor desires that the Servicer continue to service the Specified Mortgage Loans, and the Servicer has agreed to do so, subject to the conditions set forth herein;

WHEREAS, the Master Servicer shall be obligated, among other things, to supervise the servicing of the Specified Mortgage Loans on behalf of the Indenture Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer upon the occurrence and continuance of an Event of Default, as provided in Section 10.01 of the Purchase Agreement, by the Servicer under this Assignment;

WHEREAS, the Assignor and the Servicer desire that the provisions of the Purchase Agreement and the Additional Collateral Agreement shall apply to the Specified Mortgage Loans, but only to the extent provided herein.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.

Assignment and Assumption.

a.

On and of the date hereof, the Assignor hereby sells, assigns and transfers to the Assignee all of its right, title and interest in the Specified Mortgage Loans and all rights related thereto as provided under the Purchase Agreement and the Additional Collateral Agreement to the extent relating to the Specified Mortgage Loans, the Assignee hereby accepts such assignment from the Assignor, and the Seller hereby acknowledges such assignment and assumption.

b.

On and as of the date hereof, the Assignor represents and warrants to the Assignee that the Assignor has not taken any action that would serve to impair or encumber the Assignee’s ownership interests in the Specified Mortgage Loans since the date of the Assignor’s acquisition of the Specified Mortgage Loans.

2.

Recognition of Assignee.  From and after the date hereof, both the Assignor and the Seller shall note the transfer of the Specified Mortgage Loans to the Assignee in their respective books and records and shall recognize the Assignee as the owner of the Specified Mortgage Loans, and the Servicer shall service the Specified Mortgage Loans for the benefit of the Assignee pursuant to the Purchase Agreement and Additional Collateral Agreement, the terms of which are incorporated herein by reference.  It is the intention of the Seller, the Servicer, the Assignee and the Assignor that this Assignment shall be binding upon and inure to the benefit of the Assignee and the Assignor and their successors and assigns.

3.

Representations and Warranties.

a.

The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Seller or the Assignor other than those contained in the Purchase Agreement, the Additional Collateral Agreement or this Assignment.

b.

Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

c.

Each of the parties hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

4.

Continuing Effect.  Except as contemplated herein and in Exhibits A and B attached hereto, the Purchase Agreement and the Additional Collateral Agreement, respectively, shall remain in full force and effect in accordance with their terms.  The Servicer agrees, with respect to the Specified Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Purchase Agreement and the Additional Collateral Agreement, except as otherwise provided herein and on Exhibits A and B, respectively, and that the provisions of the Purchase Agreement and the Additional Collateral Agreement, as so modified, are and shall be a part of this Assignment to the same extent as if set forth herein in full.

5.

Master Servicing; Termination of Servicer.  The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Mortgage Loans in accordance with the provisions of this Assignment.  The Master Servicer, acting on behalf of the Assignee, the owner of the Mortgage Loans, shall have the same rights as the Purchaser under the Purchase Agreement to enforce the obligations of the Servicer under the Purchase Agreement and the term “Purchaser” as used in the Purchase Agreement in connection with any rights of the Purchaser shall refer to the Master Servicer, acting on behalf of the Assignee, except as otherwise specified in Exhibits A and B, hereto, and provided that any reference in the Purchase Agreement to “the Purchaser’s expense” (or words to like effect) shall be deemed to be expenses of the Assignee and, if it relates to reimbursement of expenses incurred by the Servicer shall be recoverable by the Servicer from the Collection Account.  The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Assignment upon an Event of Default, as provided in Section 10.01 of the Purchase Agreement.  Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Purchaser under the Purchase Agreement or the Additional Collateral Agreement.  The Indenture Trustee, acting on behalf of the Assignee, the owner of the Mortgage Loans, shall have the same rights as the Purchaser under the Additional Collateral Agreement to enforce the obligations of the Servicer under the Additional Collateral Agreement and the term “Purchaser” as used in the Additional Collateral Agreement in connection with any rights of the Purchaser shall refer to the Indenture Trustee, acting on behalf of the Assignee.

6.

Representations.  The Servicer shall not be obligated or required to make any further representations and warranties regarding the characteristics of the Specified Mortgage Loans.  Notwithstanding anything to the contrary, the representations set forth in Section 3.03 of the Purchase Agreement and Section 2 of the Additional Collateral Agreement shall remain in full force and effect as of the date of the Purchase Agreement and the Additional Collateral Agreement, respectively.  Further, the representations made in Section 3.01 of the Purchase Agreement shall be deemed to be made as of the date of this Assignment.

7.

Governing Law.  This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

8.

Notices.  All notices, consents, certificates and other communications required to be delivered between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Indenture Trustee shall be in writing, may be in the form of facsimile or electronic transmission, and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice.  Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.  All notices and other written information required to be delivered to the Master Servicer under this Assignment shall be delivered to the Master Servicer at the following address:

Wells Fargo Bank Minnesota,

National Association

9062 Old Annapolis Road

Columbia, Maryland  21045-1951

Attention:  Master Servicing Department, Thornburg 2003-4

Telephone: (410) 884-2000

Telecopier: (410) 715-2380

All remittances required to be made to the Master Servicer under this Assignment shall be made to the following wire account:

Wells Fargo Bank

San Francisco, CA

ABA# 121-000-248

Account No. 3970771416

Account Name: Corporate Trust Clearing

FFC:  18118900, Thornburg 2003-4

All notices and other written information required to be delivered to the Indenture Trustee hereunder shall be delivered to the Indenture Trustee at the following address:

Deutsche Bank National Trust Company

1761 East St. Andrew Place

Santa Ana, California  92705-4934

Attention:  Thornburg 2003-4

Telephone:  (714) 247-6000

Facsimile: (714) 246-6285

All notices and other written information required to be delivered to the Assignor hereunder shall be delivered to it at the following address:

Thornburg Mortgage Home Loans, Inc.

150 Washington Avenue, Suite 302

Santa Fe, New Mexico  87501

Attention: Deborah Burns (Thornburg 2003-4)

Telephone: (505) 954-5315

Facsimile: (505) 954-5300

All notices and written information required to be delivered to the Servicer hereunder shall be delivered to the Servicer at the following address:

Cendant Mortgage Corporation

3000 Leadenhall Road

Mt. Laurel, New Jersey 08054

Attention: Peter A. Thomas, Vice President, Secondary Marketing

Facsimile: (856)-917-0700

9.

Counterparts.  This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

10.

Definitions.  Any capitalized term used but not defined in this Assignment, including Exhibits A and B hereto, shall have the same meaning ascribed to such term in the Purchase Agreement and the Collateral Assignment Agreement, respectively, as amended hereby.

11.

Limitation of Liability.

a.

It is expressly understood and agreed by the parties hereto that (a) this Assignment is executed and delivered by Deutsche Bank National Trust Company, not individually or personally but solely as the Indenture Trustee of the Assignee, in the exercise of the powers and authority conferred and vested in it, (b) the representations, warranties, covenants, undertakings and agreements herein made on the part of the Indenture Trustee are made and intended not as personal representations, undertakings and agreements by Deutsche Bank National Trust Company but are made and intended for the purpose of binding only the Assignee, (c) nothing herein contained shall be construed as creating any liability on Deutsche Bank National Trust Company, individually or personally, to perform any covenant either expressly or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Assignment and by any person claiming by, through or under such parties and (d) under no circumstances shall Deutsche Bank National Trust Company be personally liable for payment of any indemnity, indebtedness, fees or expenses of the Assignee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Assignee under this Assignment.

b.

It is expressly understood and agreed by the parties hereto that (a) this Assignment is executed and delivered by Wilmington Trust Company, not individually or personally but solely as the Owner Trustee of the Assignee, in the exercise of the powers and authority conferred and vested in it, (b) the representations, warranties, covenants, undertakings and agreements herein made on the part of the Assignee are made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but are made and intended for the purpose of binding only the Assignee, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressly or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Assignment and by any person claiming by, through or under such parties and (d) under no circumstances shall Wilmington Trust Company be personally liable for payment of any indemnity, indebtedness, fees or expenses of the Assignee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Assignee under this Assignment.

[Assignment continues with signature page]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

ASSIGNOR:

THORNBURG MORTGAGE HOME LOANS, INC.

By:

/s/ Joseph H. Badal

Name:

Joseph H. Badal

Title:

Chief Executive Officer

SELLER:

BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST (formerly known as Cendant Residential Mortgage Trust)

By:

/s/ Crissy Judge

Name:

Crissy Judge

Title:

Assistant Vice President

CENDANT MORTGAGE CORPORATION

By:

/s/ Crissy Judge

Name:

Crissy Judge

Title:

Assistant Vice President

ASSIGNEE:

THORNBURG MORTGAGE SECURITIES TRUST 2003-4

BY:  WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee on behalf of Assignee

By:

/s/ Patricia A. Evans

Name:

Patricia A. Evans

Title:

Assistant Vice President

SERVICER:

CENDANT MORTGAGE CORPORATION

By:

/s/ Crissy Judge

Name:

Crissy Judge

Title:

Assistant Vice President

ACKNOWLEDGED BY:

MASTER SERVICER:

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

By:

/s/ Amy Doyle

Name:

Amy Doyle

Title:

Vice President

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Indenture Trustee on behalf of Assignee

By:

/s/ Jeremy Conyers

Name:

Jeremy Conyers

Title:

Associate

EXHIBIT A

MODIFICATIONS TO THE PURCHASE AGREEMENT

1.

Unless otherwise specified herein, any provisions of the Purchase Agreement, including definitions relating to “Pass-Through Transfers” and “Funding Date” shall be disregarded for the purposes of this Assignment.  Further, the following provisions of the Purchase Agreement shall be inapplicable to this Assignment: ARTICLE II (Sale and Conveyance of Mortgage Loans; Possession of Mortgage Files; Books and Records; Delivery of Mortgage Documents), Section 3.05 (Certain Covenants of each Seller and the Servicer), Section 4.02 (Conditions Precedent to Funding), Section 5.18 (Designation of a Master Servicer), Section 8.02 (Financial Statements) and Section 12.12 (Intention of the Seller).

2.

The definition of “Collection Account” in Section 1.01 is hereby amended as follows:

“Collection Account”:  The separate trust account or accounts created and maintained pursuant to Section 5.04 which shall be entitled “Cendant Mortgage Corporation, as Servicer, in trust for the Indenture Trustee on behalf of the Assignee.”

3.

The definition of “Cut-off Date” in Section 1.01 is hereby amended as follows:

“Cut-off Date”:  August 1, 2003.

4.

The definition of “Due Period” in Section 1.01 is hereby amended as follows:

“Due Period”:  With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of such Remittance Date and ending on the first day of the month of such Remittance Date.

5.

The definition of “Escrow Account” in Section 1.01 is hereby amended as follows:

“Escrow Account”:  The separate trust account or accounts created and maintained pursuant to Section 5.06 which shall be entitled “Cendant Mortgage Corporation, as Servicer, in trust for the Indenture Trustee on behalf of the Assignee.”

6.

The definition of “Liquidation Proceeds” in Section 1.01 is hereby amended as follows:

“Liquidation Proceeds”:  With respect to any Mortgage Loan, the amount (other than amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the Servicer as proceeds from the liquidation of such Mortgage Loan, as determined in accordance with the applicable provisions of this Agreement; provided that with respect to any Mortgage Loan or REO Property and, if applicable, any related marketable securities or other assets required to be provided as additional collateral for a Mortgage Loan, “Liquidation Proceeds” shall also include amounts realized in connection with the repurchase, substitution or sale thereof.

7.

The definition of “Qualified Substitute Mortgage Loan” in Section 1.01 is hereby amended by the addition of the following language at the end of the first sentence thereof:

and (xiv) qualify as a Qualified Substitute Mortgage Loan under the Sale and Servicing Agreement, dated as of August 1, 2003, by and among the Trust, the Indenture Trustee, the Master Servicer, Greenwich Capital Acceptance, Inc., as depositor, and the Assignor.

8.

The definition of “Rating Agency” in Section 1.01 is hereby amended as follows:

S&P and Moody’s Investors Services, Inc. and any of their respective successors thereto.  If S&P, Moody’s Investors Services, Inc. or their respective successors shall no longer be in existence, “Rating Agency” shall include such nationally recognized statistical rating agency, or other comparable Person, as shall have been notified to the Servicer by the Master Servicer.

9.

Section 3.01 (Representations and Warranties of each Seller) is hereby amended by:

a.

replacing the first paragraph with the following phrase “Each Seller, as to itself, represents, warrants and covenants to the Indenture Trustee and the Assignee that as of each Funding Date or as of such date specifically provided herein:”

b.

Notwithstanding Section 5 of this Assignment, the use of the word “Purchaser” in (1) through (16) shall mean “Assignor.”

10.

Section 3.02 (Representations and Warranties of the Servicer) is hereby amended by:

a.

replacing the first paragraph with the following phrase “The Servicer represents, warrants and covenants to the Indenture Trustee and the Assignee that as of the Funding Date or as of such date specifically provided herein:”.

b.

Notwithstanding Section 5 of this Assignment, the use of the word “Purchaser” in (8) shall mean “Assignor.”

11.

Section 3.03 (Representations and Warranties as to Individual Mortgage Loans) is hereby amended by:

a.

replacing the first sentence of the first paragraph with the following phrase “With respect to each Mortgage Loan, the applicable Seller hereby makes the following representations and warranties to the Indenture Trustee and the Assignee.”

b.

Notwithstanding Section 5 of this Assignment, the use of the word “Purchaser” in (1) through (65) shall mean “Assignor” except that it shall be replaced with the word “Assignee” in (29).

12.

Section 3.04 (Repurchase and Substitution) is hereby amended by:

a.

replacing the first and second uses of the word “Purchaser” in the first sentence of the first paragraph with the word “Assignee”.

b.

replacing the first use of the word “Purchaser” in the second paragraph with the words “Master Servicer, the Indenture Trustee or the Assignee”.

c.

replacing the second and third uses of the word “Purchaser” in the second paragraph with the word “Assignee”.

d.

replacing the first use of the word “Purchaser” in the first sentence of the third paragraph with the words “Master Servicer, the Indenture Trustee or the Assignee”.

e.

replacing the second and third uses of the word “Purchaser” in the first sentence of the third paragraph with the word “Assignee”.

f.

replacing all uses of the word “Purchaser” in the second, third and fourth sentences of the third paragraph with the words “Master Servicer, the Indenture Trustee or the Assignee”.

g.

replacing the use of the word “Purchaser” in the penultimate sentence of the third paragraph with the word “Assignee”.

h.

replacing the first use of the word “Purchaser” in the last sentence of the third paragraph with the words “Master Servicer, the Indenture Trustee or the Assignee”.

i.

replacing the second use of the word “Purchaser’s” in the last sentence of the third paragraph with the word “Collection”.

j.

replacing the last use of the word “Purchaser” in the last sentence of the third paragraph with the words “Master Servicer, the Indenture Trustee on behalf of the Assignee and the Assignee”.

k.

replacing the word “Purchaser” in the fifth paragraph with the words “the Assignee”.

l.

replacing the first use of the word “Purchaser’s” in the last sentence of the sixth paragraph with the word “Collection”.

m.

replacing the second use of the word “Purchaser” in the last sentence of the sixth paragraph with the words “Master Servicer, the Indenture Trustee on behalf of the Assignee and the Assignee”.

n.

replacing the first use of the word “Purchaser’s” in the first sentence of the seventh paragraph with the word “Collection”.

o.

replacing the second use of the word “Purchaser” in the first sentence of the seventh paragraph with the words “Master Servicer, the Indenture Trustee on behalf of the Assignee and the Assignee”.

p.

replacing the word “Purchaser” in the second sentence of the seventh paragraph with the words “Master Servicer, the Indenture Trustee and the Assignee” in both instances.

q.

replacing the first use of the word “Purchaser” in the eighth paragraph with the word “Assignee”.

r.

replacing the second, third and fourth uses of the word “Purchaser” in the eighth paragraph with the words “Master Servicer, the Indenture Trustee and the Assignee”.

s.

replacing the last use of the word “Purchaser” in the eighth paragraph with the word “Assignee”.

13.

Section 4.01 (Representations and Warranties) is hereby amended, notwithstanding Section 5 of this Assignment, by replacing the use of the word “Purchaser” in the first sentence of such section and in clauses (1) through (15) with the word “Assignee”.

14.

Section 5.01 (Cendant Mortgage to Act as Servicer; Servicing Standards; Additional Documents; Consent of the Purchaser) is hereby amended by:

a.

replacing all uses of the word “Purchaser” in paragraph (1) and in the first sentence of paragraph (2) with the word “Assignee”.

b.

replacing the word “Purchaser” in paragraph (3)(a) with the word “Assignee”.

c.

replacing the fourth use of the word “Purchaser” in paragraph (3)(c) with the word “Assignee”.

d.

deleting paragraph 3(h) in its entirety.

15.

Section 5.05 (Permitted Withdrawals from the Collection Account) is hereby amended by:

a.

deleting paragraph (4) and replacing it with the following:

to reimburse itself for each unreimbursed Servicing Advance and Monthly Advances provided, that with respect to any Mortgage Loan the Servicer’s right to reimbursement shall be limited to the funds collected by the Servicer from the related Mortgagor or any other Person, including, but not limited to, Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds, and with respect to REO Property, funds received as rental or similar income.  The Servicer’s right to reimbursement set forth in the preceding sentence shall be prior to the rights of the Assignee; provided however, that in the event that the Servicer determines in good faith that any unreimbursed Servicing Advance or Monthly Advance will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Servicing Advance or Monthly Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, the Servicer may reimburse itself for such amounts from the Collection Account, it being understood, in the case of any such reimbursement, that the Servicer’s right thereto shall be prior to the rights of the Assignee;

b.

replacing the word “Purchaser” in paragraph (7) with the words “Indenture Trustee on behalf of the Assignee”.

16.

Section 5.08 (Payment of Taxes, Insurance and Other Charges; Maintenance of Primary Insurance Policies; Collections Thereunder) is hereby amended by replacing the word “Purchaser” in the third paragraph with the words “Indenture Trustee on behalf of the Assignee”.

17.

Section 5.11 (Maintenance of Mortgage Impairment Insurance Policy) is hereby amended by replacing the word “Purchaser” in the second sentence with the words “Indenture Trustee and the Assignee”.

18.

Section 5.12 (Fidelity Bond; Errors and Omissions Insurance) is hereby amended by replacing the words “on or before the Funding Date” in the last sentence with the words “upon request”.

19.

Section 5.13 (Management of REO Properties) is hereby amended by:

a.

deleting the language “Purchaser or the Person (which may be the Servicer for the benefit of the Purchaser) designated by the Purchaser” in the first sentence of the first paragraph and replacing it with the language “Servicer as nominee for the Assignee”.

b.

deleting the words “the Purchaser notifies” and the words “that the Purchaser or such Person” in the fourth line of the first paragraph.

c.

deleting the words “Purchaser or” and the words “upon notification from the Purchaser” in the eighth and ninth lines of the first paragraph.

d.

adding the following paragraph as the second paragraph of such section:

Notwithstanding anything to the contrary contained in this Section 5.13, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Indenture Trustee or the Master Servicer otherwise requests, an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector shall be arranged by the Servicer and paid for by the Assignee.  Upon completion of the inspection, the Servicer shall provide the Indenture Trustee and the Master Servicer with a written report of such environmental inspection.  In the event that the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure.  In the event that the environmental inspection report is inconclusive as to the whether or not the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure.  The Servicer shall be reimbursed for all Servicing Advances made pursuant to this paragraph with respect to the related Mortgaged Property from the Collection Account.

20.

Section 5.14 (Sale of Specially Serviced Mortgage Loans and REO Properties) is hereby amended by (i) replacing the word “Purchaser” in the first sentence of the first paragraph with the word “Assignee”; (ii) replacing the last use of the word “Purchaser” in the fourth sentence of the first paragraph with the word “Assignee”; and (iii) replacing the word “Purchaser” in the first sentence of the second paragraph with the word “Assignee”.

21.

Section 5.15 (Realization Upon Specially Serviced Mortgage Loans and REO Properties) is hereby amended by (i) replacing the word “Purchaser” in the last sentence of the second paragraph with the word “Assignee”; (ii) replacing all uses of the word “Purchaser” in the third paragraph with the word “Assignee”; (iii) replacing the first use of the word “Purchaser” in the first sentence of the sixth paragraph with the word “Assignee”; and (iv) replacing the second use of the word “Purchaser” in the seventh paragraph with the word “Assignee”.

22.

Section 6.01 (Remittances) is hereby amended by replacing the word “Payoff” in the third line of subsection (1) with the words “prepayment in full or in part”.

23.

Section 6.03 (Monthly Advances by the Servicer) is hereby amended by adding the words “, REO Disposition Proceeds” after the words “Liquidation Proceeds” in the fourth line of subsection (2) thereof.

24.

Section 9.01 (Indemnification; Third Party Claims) is hereby amended by replacing the word “Purchaser” with the words “Indenture Trustee, the Master Servicer and the Assignee” in each instance.

25.

Section 9.03 (Limitation on Liability of the Seller and Others) is hereby amended by replacing the first use of the word “Purchaser” in the first sentence of the first paragraph with the words “Master Servicer, the Indenture Trustee or the Assignee”.

26.

Section 10.01 (Events of Default) is hereby amended by replacing the second use of the word “Purchaser” in the paragraph following (9) with the words “Master Servicer or the Indenture Trustee”.

27.

Section 12.01 (Successor to the Servicer) is hereby amended by:

a.

adding the following sentences after the first sentence of the first paragraph:

Any successor to the Servicer shall be subject to the approval of the Master Servicer, which approval shall not be unreasonably withheld, and each Rating Agency, as evidenced by a letter from such Rating Agency delivered to the Indenture Trustee that the transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Notes, as defined in the Sale and Servicing Agreement.  In connection with such appointment and assumption, the Master Servicer may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement.

b.

replacing the word “Purchaser” in the penultimate sentence of the first paragraph with the word “Assignee”.

c.

replacing the word “Purchaser” in the last sentence of the first paragraph with the words “Indenture Trustee, Master Servicer or Assignee”.

28.

Section 12.11 (Further Assurances) is hereby amended by (i) replacing the first and second uses of the word “Purchaser” with the words “Master Servicer and the Indenture Trustee” and (ii) replacing the last use of the word “Purchaser” with the word “Assignee”.

29.

Section 12.13 (Third Party) is amended by adding the following paragraph at the end of Section 12.13:

Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Indenture Trustee, on behalf of the Assignee receive the benefit of the provisions of this Agreement as intended third party beneficiary of this Agreement to the extent of such provisions.  The Servicer shall have the same obligations to the Indenture Trustee as if it were a party to this Agreement, and the Indenture Trustee, on behalf of the Assignee, shall have the same rights and remedies to enforce the provisions of this Agreement as if it were a party to this Agreement.  The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement.  The Servicer acknowledges and agrees that the Master Servicer shall have the right to enforce the Seller/Servicer’s obligations under this Agreement for the benefit of the Assignee and Indenture Trustee including the right to exercise, on behalf of the Assignee and/or Indenture Trustee, any and all of the remedies set forth in this Agreement as well as any remedies available at law or in equity; and as a consequence of the foregoing, shall have the same benefit of the indemnification provided to the Assignee and Indenture Trustee hereunder.  All such rights of the Master Servicer (other than its rights to indemnification) shall terminate upon the termination of this Agreement in accordance with its terms.

EXHIBIT B

MODIFICATIONS TO THE ADDITIONAL COLLATERAL AGREEMENT

1.

Section 3 (Assignment of Security Interest) of the Additional Collateral Agreement shall be inapplicable to this Assignment.

SCHEDULE I

SPECIFIED MORTGAGE LOAN SCHEDULE

MORTGAGE LOAN FLOW PURCHASE, SALE & SERVICING AGREEMENT

dated as of December 23, 2002

between

Thornburg Mortgage Home Loans, Inc, Purchaser

and

CENDANT MORTGAGE CORPORATION, Seller and Servicer and

BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST
(formerly known as CENDANT RESIDENTIAL MORTGAGE TRUST)

Seller

TABLE OF CONTENTS

                                                                                                                                            Page

ARTICLE I:

DEFINITIONS

2

Section 1.01

Defined Terms

2

ARTICLE II:

SALE AND CONVEYANCE OF MORTGAGE

LOANS; POSSESSION OF MORTGAGE FILES; BOOKS

AND RECORDS; DELIVERY OF MORTGAGE

LOAN DOCUMENTS

18

Section 2.01

Sale and Conveyance of Mortgage Loans

18

Section 2.02

Possession of Mortgage Files

19

Section 2.03

Books and Records

20

Section 2.04

Defective Documents; Delivery of Mortgage
Loan Documents

20

Section 2.05

Transfer of Mortgage Loans

22

Section 2.06

Transfer of Mortgage Loans

23

ARTICLE III:

REPRESENTATIONS, WARRANTIES AND

COVENANTS OF THE SELLER; REPURCHASE AND

SUBSTITUTION; REVIEW OF MORTGAGE LOANS

23

Section 3.01

Representations and Warranties of each Seller

23

Section 3.02

Representations and Warranties of the Servicer

26

Section 3.03

Representations and Warranties as to Individual
Mortgage Loans

28

Section 3.04

Repurchase and Substitution

39

Section 3.05

Certain Covenants of each Seller and the Servicer

41

Section 3.06

Servicing Control Notice

42

ARTICLE IV:

REPRESENTATIONS AND WARRANTIES OF THE
PURCHASER AND CONDITIONS PRECEDENT TO
FUNDING

42

Section 4.01

Representations and Warranties

42

Section 4.02

Conditions Precedent to Closing

45

ARTICLE V:

ADMINISTRATION AND SERVICING OF MORTGAGE
LOANS

45

Section 5.01

Cendant Mortgage to Act as Servicer; Servicing
Standards; Additional Documents; Consent of the
Purchaser

45

Section 5.02

Collection of Mortgage Loan Payments

48

Section 5.03

Reports for Specially Serviced Mortgage Loans and
Foreclosure Sales

48

Section 5.04

Establishment of Collection Account; Deposits in
Collection Account

48

Section 5.05

Permitted Withdrawals from the Collection Account

50

Section 5.06

Establishment of Escrow Accounts; Deposits in Escrow

51

Section 5.07

Permitted Withdrawals From Escrow Accounts

51

Section 5.08

Payment of Taxes, Insurance and Other Charges;
Maintenance of Primary Insurance Policies; Collections
Thereunder

52

Section 5.09

Transfer of Accounts

53

Section 5.10

Maintenance of Hazard Insurance

53

Section 5.11

Maintenance of Mortgage Impairment Insurance Policy

54

Section 5.12

Fidelity Bond; Errors and Omissions Insurance

55

Section 5.13

Management of REO Properties

55

Section 5.14

Sale of Specially Serviced Mortgage Loans and REO
Properties

57

Section 5.15

Realization Upon Specially Serviced Mortgage Loans
and REO Properties

58

Section 5.16

Investment of Funds in the Collection Account

60

Section 5.17

MERS

61

Section 5.18

Designation of a Master Servicer

61

Section 5.19

Indemnification by Master Servicer

62

ARTICLE VI:

REPORTS; REMITTANCES; ADVANCES

63

Section 6.01

Remittances

63

Section 6.02

Reporting

63

Section 6.03

Monthly Advances by the Servicer

64

Section 6.04

Non-recoverable Advances

64

Section 6.05

Itemization of Servicing Advances

64

Section 6.06

Officer’s Certificate

64

ARTICLE VII:

GENERAL SERVICING PROCEDURE

65

Section 7.01

Enforcement of Due-on-Sale Clauses, Assumption
Agreements

65

Section 7.02

Satisfaction of Mortgages and Release of Mortgage
Files

66

Section 7.03

Servicing Compensation

67

Section 7.04

Annual Statement as to Compliance

67

Section 7.05

Annual Independent Certified Public Accountants’
Servicing Report

67

Section 7.06

Purchaser’s Right to Examine Servicer Records

69

ARTICLE VIII:

REPORTS TO BE PREPARED BY THE SERVICER

69

Section 8.01

The Servicer’s Reporting Requirements

69

Section 8.02

Financial Statements

70

ARTICLE IX:

THE SELLERS

70

Section 9.01

Indemnification; Third Party Claims

70

Section 9.02

Merger or Consolidation of the Seller

71

Section 9.03

Limitation on Liability of the Sellers and Others

71

Section 9.04

Servicer Not to Resign

72

ARTICLE X:

DEFAULT

72

Section 10.01

Events of Default

72

ARTICLE XI:

TERMINATION

74

Section 11.01

Term and Termination

74

Section 11.02

Survival

74

ARTICLE XII:

ARTICLE XII:  GENERAL PROVISIONS

75

Section 12.01

Successor to the Servicer

75

Section 12.02

Governing Law

75

Section 12.03

Notices

75

Section 12.04

Severability of Provisions

76

Section 12.05

Schedules and Exhibits

76

Section 12.06

General Interpretive Principles

76

Section 12.07

Waivers and Amendments, Noncontractual
Remedies; Preservation of Remedies

77

Section 12.08

Captions

77

Section 12.09

Counterparts; Effectiveness

77

Section 12.10

Entire Agreement; Amendment

77

Section 12.11

Further Assurances

77

Section 12.12

Intention of the Seller

78

Section 12.13

Third Party

78

Schedules

A.

Mortgage Loan Schedule

B.

Content of Mortgage File

B-1 Collateral File

B-2  Credit Documents

C.

Cendant Guidelines and Restrictions

Exhibits

Exhibit 1 or 2

Form of Bailee Letter

Exhibit 3

Form of Servicing Control Agreement

Exhibit 2.05

Form of Assignment, Assumption and Recognition Agreement

Exhibit 5.03(a)

Report P-4DL

Exhibit 5.03(b)

Report S-5L2

Exhibit 5.03(c)

Form of Notice of Foreclosure

Exhibit 5.04-1

Form of Collection Account Certification

Exhibit 5.04-2

Form of Collection Account Letter Agreement

Exhibit 5.06-1

Form of Escrow Account Certification

Exhibit 5.06-2

Form of Escrow Account Letter Agreement

Exhibit 6.02(a)

Report P-139 – Monthly Statement of Mortgage Accounts

Exhibit 6.02(b)

Report S-50Y – Private Pool Detail Report

Exhibit 6.02(c)

Report S-213 – Summary of Curtailments Made Remittance Report

Exhibit 6.02(d)

Report S-214 – Summary of Paid in Full Remittance Report

Exhibit 6.02(e)

Report S-215 – Consolidation of Remittance Report

Exhibit 6.02(f)

Report T-62C – Monthly Accounting Report

Exhibit 6.02(g)

Report T-62E – Liquidation Report

Exhibit 6.02(h)

Report – Ryland Format

Exhibit 8.01

Report P-195 Delinquency Report

Exhibit 9

Form of Officer’s Certificate

Exhibit 10

Form of Warranty Bill of Sale

Exhibit 11

Form of Additional Collateral Assignment and Servicing Agreement

MORTGAGE LOAN FLOW PURCHASE, SALE & SERVICING AGREEMENT

This Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of December 23, 2002, is entered into between Thornburg Mortgage Home Loans, Inc., as the Purchaser (“Purchaser”), Cendant Mortgage Corporation (“Cendant Mortgage”) (the “Servicer”) and Bishop’s Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust) (the “Trust,” together with Cendant Mortgage, the “Sellers” and individually, each a “Seller”), as the Sellers.

PRELIMINARY STATEMENT

1.

Cendant Mortgage is engaged in the business, inter alia, of making loans to individuals, the repayment of which is secured by a first lien mortgage on such individuals’ residences (each, a “Mortgage Loan”). The Trust is engaged in the business of purchasing such Mortgage Loans from Cendant Mortgage and selling same to investors.

2.

Purchaser is engaged in the business, inter alia, of purchasing Mortgage Loans for its own account, and placing, in certain cases, those Mortgage Loans into securitizations.

3.

Cendant Mortgage has established certain terms, conditions and loan programs, as described in Cendant Mortgage’ s Program and Underwriting Guidelines (the “Cendant Guide”) and Purchaser is willing to purchase Mortgage Loans that comply with the terms of such terms, conditions and loan programs. The applicable provisions of the Cendant Guide are attached hereto as Schedule C.

4.

Purchaser and Sellers desire to establish a flow program whereby Cendant Mortgage will make Mortgage Loans which meet the applicable provisions of the Cendant Guide, and Purchaser will, purchase from time to time, certain of such Mortgage Loans from Cendant Mortgage or the Trust, as applicable, provided the parties agree on the price, date and other conditions or considerations as set forth in this Agreement.

5.

Purchaser and Sellers wish to prescribe the terms and manner of purchase by the Purchaser and sale by the Sellers of the Mortgage Loans, and the management and servicing of the Mortgage Loans by Cendant Mortgage, as the Servicer (the “ Servicer”), in this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the Purchaser and the Sellers agree as follows:

ARTICLE I:
DEFINITIONS

Section 1.01 Defined Terms.  Whenever used in this Agreement, the following words and phrases shall have the following meaning specified in this Article:

“Acceptance of Assignment and Assumption of Lease Agreement”: The specific agreement creating a first lien on and pledge of the Cooperative Shares and the appurtenant Proprietary Lease securing a Cooperative Loan.

“Additional Collateral”: (i) With respect to any Mortgage 100K Loan, the Securities Account and the financial assets held therein subject to a security interest pursuant to the related Mortgage 100K Pledge Agreement, or (ii) with respect to any Parent Power® Mortgage Loan, the related Parent Power® Agreement and collateral pledged pursuant thereto.

“Additional Collateral Agreements”: Each Mortgage 100K Pledge Agreement, Parent Power® Guaranty and Security Agreement for Securities Account, Parent Power® Guaranty Agreement for Real Estate, Control Agreement, Equity Access® Agreement and Equity Access® Mortgage, as applicable, for each Additional Collateral Mortgage Loan.

“Additional Collateral Servicer”: Either (i) MLCC or (ii) Cendant, as applicable under and conditions of this Agreement.

“Affiliate”:  When used with reference to a specified Person, any Person that (i) directly or indirectly controls or is controlled by or is under common control with the specified Person, (ii) is an officer of, partner in or trustee of, or serves in a similar capacity with respect to, the specified person or of which the specified Person is an officer, partner or trustee, or with respect to which the specified Person serves in a similar capacity, or (iii) directly or indirectly is the beneficial owner of 10% or more of any class of equity securities of the specified Person or of which the specified person is directly or indirectly the owner of 10% or more of any class of equity securities.

“Agreement”:  This Mortgage Loan Flow Purchase, Sale & Servicing Agreement between the Purchaser and the Sellers.

“ALTA”:  The American Land Title Association.

“Appraised Value”: With respect to any Mortgaged Property, the lesser of:  (i) the value thereof as determined by an appraisal (or, only with respect to employer relocation purchase money Mortgage Loans, a Cendant approved AVM made pursuant to the Cendant Guide provided, however, that if the AVM model used is different than the AVM model used on the Funding Date, the Purchaser has been notified of such change,) made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of FNMA and FHLMC; or (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided that, in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property shall be based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the minimum requirements of FNMA and FHLMC.

“ARM Loan”: An “adjustable rate” Mortgage Loan, the Note Rate of which is subject to periodic adjustment in accordance with the terms of the Mortgage Note.

“Assignment”:  An individual assignment of a Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale or transfer of the Mortgage Loan to the Purchaser or, in the case of a MERS Mortgage Loan, an electronic transmission to MERS, identifying a transfer of ownership of the related Mortgage to the Purchaser or its designee.

“Assignment of Proprietary Lease”: With respect to a Cooperative Loan, an assignment of the Proprietary Lease sufficient under the laws of the jurisdiction wherein the related Cooperative Unit is located to reflect the assignment of such Proprietary Lease.

“Assignment of Recognition Agreement”: With respect to a Cooperative Loan, an assignment of the Recognition Agreement sufficient under the laws of the jurisdiction wherein the related Cooperative Unit is located to reflect the assignment of such Recognition Agreement.

“Bailee Letter”: The form of Bailee Letter attached hereto as Exhibit  1 or    2, as applicable, that governs the temporary retention of the Mortgage Files by the Custodian.  Exhibit      1 shall be utilized and executed in the event that the Company has pledged all or a portion of the Mortgage Loans to a third party.  Exhibit  2 shall be utilized and executed in the event the Mortgage Loans have not been pledged to a third party.

“Bankruptcy Code”: The Bankruptcy Reform Act of 1978 (11 U.S.C. §§ 101-1330), as amended, modified, or supplemented from time to time, and any successor statute, and all rules and regulations issued or promulgated in connection therewith.

“Business Day”: Any day other than (i) a Saturday or Sunday, or (ii) a day on which the Federal Reserve is closed, or (iii) any day that the banks in New York or Maryland are closed.

“Cendant Guide”: As defined in paragraph 3 of the Preliminary Statement to this Agreement.

“Code”:  The Internal Revenue Code of 1986, as amended.

“Collection Account”: The separate trust account or accounts created and maintained pursuant to Section 5.04 which shall be entitled “Cendant Mortgage Corporation, as servicer and custodian for the Purchaser of Mortgage Loans under the Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of December 23, 2002.”

“Condemnation Proceeds”: All awards or settlements in respect of a taking of an entire Mortgaged Property or a part thereof by exercise of the power of eminent domain or condemnation.

“Consent”:  A document executed by the Cooperative Corporation (i) consenting to the sale of the Cooperative Unit to the Mortgagor and (ii) certifying that all maintenance charges relating to the Cooperative Unit have been paid.

“Control Agreement”: With respect to each Mortgage 100K Loan, the Merrill Lynch Pledged Collateral Account Control Agreement between the guarantor or mortgagor, as applicable, the Additional Collateral Servicer and Merrill Lynch, Pierce, Fenner & Smith Incorporated, pursuant to which the guarantor or mortgagor, as applicable, has granted a security interest in a Securities Account.

“Cooperative Building”: The building and other property owned by a Cooperative.

“Cooperative Corporation”: With respect to any Cooperative Loan, the cooperative apartment corporation that holds legal title to the related Cooperative Project and grants occupancy rights to units therein to stockholders through Proprietary Leases or similar arrangements.

“Cooperative Lien Search”: A search for (a) federal tax liens, mechanics’ liens, lis pendens, judgments of record or otherwise against (i) the Cooperative Corporation and (ii) the seller of the Cooperative Unit, (b) filings of Financing Statements and (c) the deed of the Cooperative Project into the Cooperative Corporation.

“Cooperative Loan”: A Mortgage Loan that is secured by a first lien on and a perfected security interest in Cooperative Shares and the related Proprietary Lease granting exclusive rights to occupy the related Cooperative Unit in the building owned by the related Cooperative Corporation.

“Cooperative Project”: With respect to any Cooperative Loan, all real property and improvements thereto and rights therein and thereto owned by a Cooperative Corporation including without limitation the land, separate dwelling units and all common elements.

“Cooperative Shares”: With respect to any Cooperative Loan, the shares of stock issued by a Cooperative Corporation and allocated to a Cooperative Unit and represented by a stock certificates.

“Cooperative Unit”: With respect to any Cooperative Loan, a specific unit in a Cooperative Project.

“Credit Documents”: Those documents, comprising part of the Mortgage File, required of the Mortgagor, as described in Section 2 (Specific Loan Program Guidelines) of the Cendant Guide. The Credit Documents are specified on Schedule B-2 hereto.

“Custodial Agreement”.  The agreement governing the retention by the Custodian of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Legal Documents between Purchaser and Custodian.

“Custodian”.  Deutsche Bank National Trust Company or any successor under the Custodial Agreement, as therein provided, or any other Person, who pursuant to a Custodial Agreement acts as a Custodian for the benefit of the Purchaser.

“Customary Servicing Procedures.”  The procedures, including collection procedures, and care that the Seller and Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and for FNMA and FHLMC and in accordance with accepted mortgage servicing practices of prudent lending institutions, giving due consideration to the Purchaser’s reliance on the Seller and Servicer.

“Cut-off Date”: The first day of the month in which the respective Funding Date occurs.

“Defective Mortgage Loan”: As defined in Section 3.04(3).

“Deleted Mortgage Loan”: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

“Determination Date”: The 16th day of each calendar month, commencing on the 16Th day of the month following the Funding Date, or, if such 16th day is not a Business Day, the Business Day immediately preceding such 16th day.

“Due Date”: With respect to any Mortgage Loan, the day of the month on which each Monthly Payment is due thereon, exclusive of any days of grace.

“Due Period”: With respect to each Remittance Date, the period commencing on the first day of the month immediately preceding the month of such Remittance Date and ending on the last day of the month immediately preceding the month of such Remittance Date.

“Eligible Account”: One or more accounts (i) that are maintained with a depository institution the long-term unsecured debt obligations of which have been rated by each Rating Agency in one of its two highest rating categories at the time of any deposit therein, (ii) that are trust accounts with any depository institution held by the depository institution in its capacity as a corporate trustee, or (iii) the deposits in which are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which are otherwise secured such that the Purchaser has a claim with respect to the funds in such accounts or a perfected first security interest against any collateral securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such accounts are maintained.  In addition, solely with respect to Mortgage Loans, which are not part of a securitization, “Eligible Account” shall include any accounts that meet the standards established from time to time by FNMA for eligible custodial depositories.

“Environmental Assessment”: A “Phase I” environmental assessment of a Mortgaged Property prepared by an Independent Person who regularly conducts environmental assessments and who has any necessary license(s) required by applicable law and has five years experience in conducting environmental assessments.

“Environmental Conditions Precedent to Foreclosure”: As defined in Section 5.15.

“Environmental Laws”: All federal, state, and local statutes, laws, regulations, ordinances, rules, judgments, orders, decrees or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants, contaminants or industrial, toxic or hazardous substances or wastes into the environment, including ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or industrial, toxic or hazardous substances or wastes or the cleanup or other remediation thereof.

“Equity Access® Agreement”: The revolving line of credit agreement entered into between the Additional Collateral Servicer and the guarantor under any Parent Power® Guaranty Agreement for Real Estate pursuant to which a line of credit may be drawn upon by the Additional Collateral Servicer to fund the payment by such guarantor of a loss specified in such Parent Power® Guaranty Agreement for Real Estate.

“Equity Access® Mortgage”: The mortgage, deed of trust or other security instrument (including all amendments and supplements thereto) made by the guarantor under any Parent Power® Guaranty Agreement for Real Estate to secure its obligations thereunder and under the related Equity Access® Agreement.

“Escrow Account”: The separate trust account or accounts created and maintained pursuant to Section 5.06 which shall be entitled “Cendant Mortgage Corporation, as servicer and custodian for the Purchaser or its designee under the Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of December 23, 2002 (as amended), and various mortgagors.”

“Escrow Payments”: The amounts constituting ground rents, taxes, assessments, water rates, mortgage insurance premiums, fire hazard and flood insurance premiums and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to any Mortgage Loan.

“Estoppel Letter”: A document executed by the Cooperative Corporation certifying, with respect to a Cooperative Unit, (i) the appurtenant Proprietary Lease will be in full force and effect as of the date of issuance thereof, (ii) the related Stock Certificate was registered in the Mortgagor’s name and the Cooperative Corporation has not been notified of any lien upon, pledge of, levy of execution on or disposition of such Stock Certificate, and (iii) the Mortgagor is not in default under the appurtenant Proprietary Lease and all charges due the Cooperative Corporation have been paid.

“Event of Default”: Any one of the conditions or circumstances enumerated in Section 10.01.

“FDIC”:  The Federal Deposit Insurance Corporation or any successor organization.

“FHLMC”:  The Federal Home Loan Mortgage Corporation (also known as Freddie Mac) or any successor organization.

“FHLMC Servicing Guide”: The FHLMC/Freddie Mac Sellers’ and Servicers’ Guide in effect on and after the Funding Date.

“Fidelity Bond”: A fidelity bond to be maintained by the Servicer pursuant to Section 5.12.

“Financing Statement”: A financing statement in the form of a UCC-1 filed pursuant to the Uniform Commercial Code to perfect a security interest in the Cooperative Shares and Pledge Instruments.

“Financing Statement Change”: A financing statement in the form of a UCC-3 filed to continue, terminate, release, assign or amend an existing Financing Statement.

“FNMA”:  The Federal National Mortgage Association (also known as Fannie Mae) or any successor organization.

“FNMA Guide”: The FNMA/Fannie Mae Selling Guide and the Servicing Guide, collectively, in effect on and after the Funding Date.

“Funding Date”: Each date (up to four per month) that Purchaser purchases Mortgage Loans from the Sellers hereunder.

“Gross Margin”: With respect to each ARM Loan, the fixed percentage added to the Index on each Rate Adjustment Date, as specified in each related Mortgage Note and listed in the Mortgage Loan Schedule.

“Independent”:  With respect to any specified Person, such Person who:  (i) does not have any direct financial interest or any material indirect financial interest in the applicable Mortgagor, the Sellers, the Purchaser, or their Affiliates; and (b) is not connected with the applicable Mortgagor, the Sellers, the Purchaser, or their respective Affiliates as an officer, employee, promoter, underwriter, trustee, member, partner, shareholder, director, or Person performing similar functions.

“Index”:  With respect to each ARM Loan, on each Rate Adjustment Date, the applicable rate index set forth on the Mortgage Loan Schedule, which shall be an index described on such Mortgage Loan Schedule.

“Insolvency Proceeding”: With respect to any Person:  (i) any case, action, or proceeding with respect to such Person before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up, or relief of debtors; or (ii) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of the creditors generally of such Person or any substantial portion of such Person’s creditors; in any case undertaken under federal, state or foreign law, including  without limitation the Bankruptcy Code.

“Insurance Proceeds”: Proceeds of any Primary Insurance Policy, mortgage pool insurance, title policy, hazard policy or other insurance policy covering a Mortgage Loan, if any, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans held for its own or its Affiliates’ account or managed by it for third-party institutional investors and in accordance with Customary Servicing Procedures.

“Legal Documents”: Those documents, comprising part of the Mortgage File, set forth in Schedule B-1 of this Agreement.

“Lender-Paid Mortgage Insurance Rate”: With respect to any Mortgage Loan, the Lender-Paid Mortgage Insurance Rate for any “lender-paid” Primary Insurance Policy shall be a per annum rate equal to the percentage indicated on the Mortgage Loan Schedule.

“Liquidation Proceeds”: Amounts, other than Insurance Proceeds and Condemnation Proceeds, received by the Servicer in connection with the liquidation of a defaulted Mortgage Loan through trustee’s sale, foreclosure sale or otherwise, other than amounts received following the acquisition of an REO Property in accordance with the provisions hereof.

“Loan Purchase and Sale Agreement”: The Loan Purchase and Sale Agreement, dated as of December 15, 2000, between MLCC and Cendant, and exhibits thereto, pursuant to which MLCC shall service and administer the Additional Collateral.

“Loan-to-Value Ratio” or “LTV”: With respect to any Mortgage Loan, the original principal balance of such Mortgage Loan divided by the lesser of the Appraised Value of the related Mortgaged Property or the purchase price.  The Loan-to-Value Ratio of any Additional Collateral Mortgage Loan (as defined in Exhibit 11 hereto) shall be calculated by reducing the principal balance of such Additional Collateral Mortgage Loan by the amount of Additional Collateral (as defined in Exhibit 11 hereto) with respect to such Mortgage Loan.

“Loss Mitigation Agent”: Thornburg Mortgage Home Loans, Inc.

“MAI Appraiser”: With respect to any real property, a member of the American Institute of Real Estate Appraisers with a minimum of 5 years of experience appraising real property of a type similar to the real property being appraised and located in the same geographical area as the real property being appraised.

“MERS”:  Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor in interest thereto.

“MERS Eligible Mortgage Loan”: Any Mortgage Loan that under applicable law and investor requirements is recordable in the name of MERS in the jurisdiction in which the related Mortgaged Property is located.

“MERS Mortgage Loan”: Any Mortgage Loan as to which the related Mortgage, or an Assignment, has been recorded in the name of MERS, as agent for the holder from time to time of the Mortgage Note and registered with MERS.

“Maximum Rate”: With respect to each ARM Loan, the rate per annum set forth in the related Mortgage Note as the maximum Note Rate thereunder.  The Maximum Rate as to each ARM Loan is set forth on the related Mortgage Loan Schedule.

“Minimum Rate”: With respect to each ARM Loan, the rate per annum set forth in the related Mortgage Note as the minimum Note Rate thereunder.  The Minimum Rate as to each ARM Loan is set forth on the related Mortgage Loan Schedule.

“MLCC”: Merrill Lynch Credit Corporation and its successors in interest.

“Mortgage 100K Loan”: A Mortgage Loan secured by Additional Collateral in the form of a security interest in the Securities Account and the financial assets held therein and having a value, as of the date of origination of such Mortgage Loan, of at least equal to the related Original Additional Collateral Requirement.

“Monthly Advance”: The aggregate amount of the advances made by the Servicer on any Remittance Date pursuant to and as more fully described in Section 6.03.

“Monthly Payment”: The scheduled monthly payment of principal and interest on a Mortgage Loan which is payable by a Mortgagor under the related Mortgage Note.

“Monthly Period”: Initially, the period from the Funding Date through to and including the first Record Date during the term hereof, and, thereafter, the period commencing on the day after each Record Date during the term hereof and ending on the next succeeding Record Date during the term hereof (or, if earlier, the date on which this Agreement terminates).

“Mortgage 100K Pledge Agreement”: With respect to each Mortgage 100K Loan, the Pledge Agreement for Securities Account between the related mortgagor and the Additional Collateral Servicer pursuant to which such mortgagor granted a security interest in the related securities and other financial assets held therein.

“Mortgage”: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien on either (i) with respect to a Mortgage Loan other than a Cooperative Loan, an unsubordinated estate in fee simple in real property or (ii) with respect to a Cooperative Loan, the Proprietary Lease and related Cooperative Shares, which in either case secures the Mortgage Note, except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely accepted practice, the mortgage, mortgage deed, deed of trust or other instrument securing the Mortgage Note may secure and create a first lien upon a leasehold estate of the Mortgagor, if the term of the leasehold estate expires at least ten (10) years after the expiration of the term of the Mortgage.

“Mortgage File”: With respect to a particular Mortgage Loan, those origination and servicing documents, escrow documents, and other documents as are specified on Schedule B-1 and B-2 to this Agreement and any additional documents required to be added to the Mortgage File pursuant to the related Purchase Price and Terms Letter.

“Mortgage Loan”: Each individual mortgage loan or Cooperative Loan (including all documents included in the Mortgage File evidencing the same, all Monthly Payments, Principal Prepayments, Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds, and other proceeds relating thereto, and any and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith) which is the subject of this Agreement and the related Purchase Price and Terms Letter.  The Mortgage Loans subject to this Agreement shall be identified on Mortgage Loan Schedules prepared in connection with each Funding Date.

“Mortgage Loan Schedule”: The list of Mortgage Loans identified on each Funding Date that sets forth the information with respect to each Mortgage Loan that is specified on Schedule A hereto (as amended from time to time to reflect the addition of any Qualified Substitute Mortgage Loans). A Mortgage Loan Schedule will be prepared for each Funding Date.

“Mortgage Note”: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

“Mortgaged Property”: With respect to a Mortgage Loan, the underlying real property or leasehold estate (if applicable) or cooperative assets. Securing repayment of a Mortgage Note pursuant to the related Mortgage.

“Mortgagor”:  The obligor on a Mortgage Note or a person who has executed a Mortgage Note.

“Negative Amortization”: That portion of interest accrued at the Note Rate in any month which exceeds the Monthly Payment on the related Mortgage Loan for such month and which, pursuant to the terms of the Mortgage Note, is added to the principal balance of the Mortgage Loan.

“Non-recoverable Advance”: As of any date of determination, any Monthly Advance or Servicing Advance previously made or any Monthly Advance or Servicing Advance proposed to be made in respect of a Mortgage Loan which, in the good faith judgment of the Servicer and in accordance with the servicing standard set forth in Section 5.01, will not or, in the case of a proposed advance, would not be ultimately recoverable pursuant to Section 5.05 (3) or (4) hereof. The determination by the Servicer that it has made a Non-recoverable Advance or that any proposed advance would constitute a Non-recoverable Advance shall be evidenced by an Officer's Certificate satisfying the requirements of Section 6.04 hereof and delivered to the Purchaser on or before the Determination Date in any month.

“Note Rate”: With respect to any Mortgage Loan at any time any determination thereof is to be made, the annual rate at which interest accrues thereon, net of any premiums payable with respect to any Lender Paid Mortgage Insurance.

“Officers’ Certificate”: A certificate signed by (i) the President or a Vice President and (ii) the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Servicer, and delivered by the Servicer to the Purchaser as required by this Agreement.

“Opinion of Counsel”:  A written opinion of an attorney-at-law who may be an employee of the Servicer, reasonably acceptable to the Purchaser, provided that any Opinion of Counsel relating to (a) the qualification of any account required to be maintained pursuant to this Agreement as an Eligible Account, (b) qualifications of the Mortgage Loans in a REMIC or (c) compliance with the REMIC provisions, must be an opinion of counsel who (i) is in fact Independent of the Servicer, (ii) does not have any material direct or indirect financial interest in the Servicer, and (iii) is not connected with the Servicer as an officer, employee, director or person performing similar functions.  “Parent Power® Agreement:” With respect to each Parent Power® Mortgage Loan, a Parent Power® Guaranty and Security Agreement for Securities Account or a Parent Power® Guaranty Agreement for Real Estate.

“Parent Power® Guaranty Agreement for Real Estate:” With respect to a Parent Power® Mortgage Loan, an agreement between the Additional Collateral Servicer and a guarantor on behalf of the mortgagor under such Parent Power® Mortgage Loan pursuant to which such guarantor guarantees the payment of certain losses under such Parent Power® Mortgage Loan, authorizes the Additional Collateral Servicer to draw on the related Equity Access Agreement to fund such guaranty and has secured such Equity Access Agreement with an Equity Access Mortgage secured by a lien on residential real estate of the guarantor. The required amount of the collateral supporting such guaranty is at least equal to the Original Additional Collateral Requirement for such Parent Power®

Mortgage Loan. For purposes of this definition, the Parent Power® Guaranty Agreement for Real Estate shall not include the rights of the mortgagee under the Equity Access® Agreement referred to therein and under the Equity Access® Mortgage, which rights have been retained by the Additional Collateral Servicer.

“Parent Power® Guaranty and Security Agreement for Securities Account”: With respect to a Parent Power® Mortgage Loan, an agreement between the Additional Collateral Servicer and a guarantor on behalf of the mortgagor under such Parent Power® Mortgage Loan pursuant to which such guarantor guarantees the payment of certain losses under such Parent Power® Mortgage Loan and has granted a security interest to the Additional Collateral Servicer in certain marketable securities to collateralize such guaranty. The required amount of such collateral is at least equal to the Original Additional Collateral Requirement for such Parent Power® Mortgage Loan.

“Parent Power® Mortgage Loan”: A Mortgage Loan having at the time of origination a Loan-to-Value Ratio generally in excess of the Servicer's maximum acceptable Loan-to-Value Ratio for such Mortgage Loan as set forth in the Underwriting Guide, which Mortgage Loan is supported by a Parent Power® Agreement.

“Pass-Through Transfer”: The sale or transfer of some or all of the Mortgage Loans by the Purchaser to a trust or other entity to be formed as part of a publicly issued or privately placed, rated or unrated, pass-through or other mortgage-backed securities transaction retaining the Servicer as servicer or sub-servicer thereunder.

“Payment Adjustment Date”: The date on which Monthly Payments shall be adjusted.  Payment Adjustment Date shall occur on the date that is eleven months from the first payment date for the Mortgage Loan, unless otherwise specified in the Mortgage Note, and on each anniversary of such first Payment Adjustment Date.

“Payoff”:  With respect to any Mortgage Loan, any payment or recovery received in advance of the last scheduled Due Date of such Mortgage Loan, which payment or recovery consists of principal in an amount equal to the outstanding principal balance of such Mortgage Loan, all accrued and unpaid prepayment penalties, premiums, and/or interest with respect thereto, and all other unpaid sums due with respect to such Mortgage Loan.

“Periodic Rate Cap”: As specified on the Mortgage Loan Schedule with respect to each ARM Loan, the provision in each Mortgage Note that limits permissible increases and decreases in the Note Rate on any Rate Adjustment Date.

“Permitted Investments”: Investments that mature, unless payable on demand, not later than the Business Day preceding the related Remittance Date; provided that such investments shall only consist of the following:

(i)

direct obligations of, or obligations fully guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

(ii)

repurchase obligations (the collateral for which is held by a third party) with respect to any security described in clause (i) above, provided that the long-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in one of its two highest rating categories;

(iii)

certificates of deposit, time deposits and bankers’ acceptances of any bank or trust company incorporated under the laws of the United States or any state, provided that the long-term unsecured debt obligations of such bank or trust company (or, in the case of the principal depository institution of a depository institution holding company, the long-term unsecured debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in one of its two highest rating categories or such lower rating (as approved in writing by each Rating Agency) as will not result in the qualification, downgrading or, withdrawal of the respective ratings then assigned by such Rating Agency to any securities issued in connection with a Pass-Through Transfer;

(iv)

commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest rating category; and

(v)

any other demand, money market or time deposit account or obligation, or interest-bearing or other security or investment, acceptable to the Purchaser (such acceptance evidenced in writing);

provided further that “Permitted Investments” shall not include any instrument described hereunder which evidences either the right to receive (a) only interest or principal payments with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations, and provided further, that upon any Pass-Through Transfer rated by a Rating Agency, each Permitted Investment shall satisfy the criteria of such Rating Agency.

“Person”: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Pledge Agreements”: Any Mortgage 100K Pledge Agreement or Parent Power® Guaranty and Security Agreement for Securities Account related to an Additional Collateral Mortgage Loan.

“Pledge Instruments”: With respect to each Cooperative Loan, the Stock Power, the Assignment of the Proprietary Lease, the Assignment of the Mortgage Note and the Acceptance of Assignment and Assumption of Lease Agreement.

“Prepaid Monthly Payment”: Any Monthly Payment received prior to its scheduled Due Date and which is intended to be applied to a Mortgage Loan on its scheduled Due Date.

“Primary Insurance Policy”: Each primary policy of mortgage insurance in effect with respect to a Mortgage Loan and as so indicated on the Mortgage Loan Schedule, or any replacement policy therefor obtained by the Servicer pursuant to Section 5.08.

“Principal Prepayment”: Any payment or other recovery of principal on a Mortgage Loan (including a Payoff), other than a Monthly Payment or a Prepaid Monthly Payment which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon, which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment and which is intended to reduce the principal balance of the Mortgage Loan.

“Proprietary Lease”: The lease on a Cooperative Unit evidencing the possessory interest of the owner of the Cooperative Shares in such Cooperative Unit.

“Purchase Price and Terms Letter”: With respect to any pool of Mortgage Loans purchased and sold on any Funding Date, the letter agreement between the Purchaser and Seller (including any exhibits, schedules and attachments thereto), setting forth the terms and conditions of such transaction and describing the Mortgage Loans to be purchased by the Purchaser on such Funding Date.  A Purchase Price and Terms Letter may relate to more than one pool of Mortgage Loans to be purchased on one or more Funding Dates hereunder.

“Purchaser”:  Thornburg Mortgage Home Loans, Inc., or its successor in interest or any successor under this Agreement appointed as herein provided.

“Purchaser’s Account”: The account of the Purchaser at a bank or other entity most recently designated in a written notice by the Purchaser to the Sellers as the “Purchaser’s Account.”

“Purchase Price”: As to each Mortgage Loan to be sold hereunder, the price set forth in the Mortgage Loan Schedule and the related Purchase Price and Terms Letter.

“Qualified Mortgage Insurer”: A mortgage guaranty insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located if such qualification is necessary to issue the applicable insurance policy or bond, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, and approved as an insurer by FNMA or FHLMC and the Master Servicer (or with a different rating as may be required by a Rating Agency in connection with a Pass-Through Transfer in order to achieve the desired ratings for the securities to be issued).

“Qualified Substitute Mortgage Loan”: A Mortgage Loan substituted by a Seller for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due and received in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Unpaid Principal Balance of the Deleted Mortgage Loan and not less than ninety percent (90%) of the Unpaid Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be distributed by the applicable Seller to the Purchaser in the month of substitution), (ii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (iii) have a Note Rate not less than (and not more than one percentage point greater than) the Note Rate of the Deleted Mortgage Loan, (iv) with respect to each ARM Loan, have a Minimum Rate not less than that of the Deleted Mortgage Loan, (v) with respect to each ARM Loan, have a Maximum Rate not less than that of the Deleted Mortgage Loan and not more than two (2) percentage points above that of the Deleted Mortgage Loan, (vi) with respect to each Adjustable Rate Mortgage Loan, have a Gross Margin not less than that of the Deleted Mortgage Loan, (vii) with respect to each ARM Loan, have a Periodic Rate Cap equal to that of the Deleted Mortgage Loan, (viii) have a Loan-to-Value Ratio at the time of substitution equal to or less than the Loan-to-Value Ratio of the Deleted Mortgage Loan at the time of substitution, (ix) with respect to each ARM Loan, have the same Rate Adjustment Date as that of the Deleted Mortgage Loan, (x) with respect to each ARM Loan, have an Index as provided herein for all ARM Loans subject to this Agreement, (xi) comply as of the date of substitution with each representation and warranty set forth in Sections 3.01, 3.02 and 3.03, (xii) with a credit score equal to, but in no event more than10 points lower than the credit score of the deleted Mortgage Loan  and (xiii) have the same prepayment penalty term, and with the same Mortgaged Property type, and program type.

“Rate Adjustment Date”: With respect to each ARM Loan, the date on which the Note Rate adjusts.

“Rating Agency”: Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Moody’s Investors Service, Inc., and  Fitch, Inc.

“Recognition Agreement”: An agreement among a Cooperative Corporation, a lender and a Mortgagor with respect to a Cooperative Loan whereby such parties (i) acknowledge that such lender may make, or intends to make, such Cooperative Loan, and (ii) make certain agreements with respect to such Cooperative Loan.

“Record Date”: The close of business of the last Business Day of the month immediately preceding the month of the related Remittance Date.

“Refinanced Mortgage Loan”: A Mortgage Loan that was made to a Mortgagor who owned the Mortgaged Property prior to the origination of such Mortgage Loan and the proceeds of which were used in whole or part to satisfy an existing mortgage.

“REMIC”: A “real estate mortgage investment conduit” within the meaning of Section 860D of the Internal Revenue Code or any similar tax vehicle providing for the pooling of assets (such as a Financial Asset Security Investment Trust).

“REMIC Documents”: The document or documents creating and governing the administration of a REMIC.

“REMIC Provisions”: Provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions and ruling or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

“Remittance Date”: The 18th day of each calendar month, commencing on the 18th day of the month following the Funding Date, or, if such 18th day is not a Business Day, then the next Business Day immediately preceding such 18th day.

“Remittance Rate”: With respect to each Mortgage Loan, the related Note Rate minus the Servicing Fee Rate.

“REO Disposition”: The final sale by the Servicer of any REO Property.

“REO Disposition Proceeds”: All amounts received with respect to any REO Disposition.

“REO Property”: A Mortgaged Property acquired by the Servicer on behalf and in the name of the Purchaser as described in Section 5.13.

“Repurchase Price”: As to (a) any Defective Mortgage Loan required to be repurchased hereunder with respect to which a breach occurred or (b) any Mortgage Loan required to be repurchased pursuant to Section 3.04 and/or Section 7.02, (1) either (i) until the earlier of sixty (60) days after the Funding Date or the date upon which the Mortgage Loan is securitized an amount equal to the Unpaid Principal Balance of such Mortgage Loan at the time of repurchase multiplied by the Purchase Price; or (ii) thereafter, an amount equal to the Unpaid Principal Balance of the Mortgage Loan at the time of repurchase; plus  (2) interest on such Mortgage Loan at the applicable Note Rate from the last date through which interest has been paid and distributed to the Purchaser hereunder to the date of repurchase; minus (3) any amounts received in respect of such Defective Mortgage Loan which are being held in the Collection Account for future remittance.

“Scheduled Principal Balance”: With respect to any Mortgage Loan, (i) the outstanding principal balance as of the Funding Date after application of principal payments due on or before such date whether or not received, minus (ii) all amounts previously remitted to the Purchaser with respect to such Mortgage Loan representing (a) payments or other recoveries of principal, or (b) advances of principal made pursuant to Section 6.03.

“Securities Account”: With respect to any Additional Collateral Mortgage Loans, the account, together with the financial assets held therein, that is the subject of the related Mortgage 100K Pledge Agreement.

“Sellers”:  Cendant Mortgage Corporation, a New Jersey corporation and Bishop’s Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), a Delaware business trust, or their successors in interest or any successor under this Agreement appointed as herein provided.

“Servicer”:  Cendant Mortgage Corporation, a New Jersey corporation.

“Servicer’s Mortgage File”: The documents pertaining to a particular Mortgage Loan which are specified on Exhibit B-1 and B-2 attached hereto and any additional documents required to be included or added to the “Servicer’s Mortgage File” pursuant to this Agreement.

“Servicing Advances”: All “out of pocket” costs and expenses that are customary, reasonable and necessary which are incurred by the Servicer in the performance of its servicing obligations hereunder, including (without duplication) (i) reasonable attorneys’ fees and (ii) the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the servicing, management and liquidation of any Specially Serviced Mortgaged Loans and/or any REO Property, and (d) compliance with the Servicer’s obligations under Section 5.08.

“Servicing Event”: Any of the following events with respect to any Mortgage Loan:  (i) any Monthly Payment being more than 60 days delinquent; (ii) any filing of an Insolvency Proceeding by or on behalf of the related Mortgagor, any consent by or on behalf of the related Mortgagor to the filing of an Insolvency Proceeding against such Mortgagor, or any admission by or on behalf of such Mortgagor of its inability to pay such Person’s debts generally as the same become due; (iii) any filing of an Insolvency Proceeding against the related Mortgagor that remains undismissed or unstayed for a period of 60 days after the filing thereof; (iv) any issuance of any attachment or execution against, or any appointment of a conservator, receiver or liquidator with respect to, all or substantially all of the assets of the related Mortgagor or with respect to any Mortgaged Property; (v) any receipt by the Servicer of notice of the foreclosure or proposed foreclosure of any other lien on the related Mortgaged Property; (vi) any proposal of a material modification (as reasonably determined by the Seller) to such Mortgage Loan due to a default or imminent default under such Mortgage Loan; or (vii) in the reasonable judgment of the Servicer, the occurrence, or likely occurrence within 60 days, of a payment default with respect to such Mortgage Loan that is likely to remain uncured by the related Mortgagor within 60 days thereafter; or (viii) to the best of the Servicer knowledge any material destruction to the Mortgaged Property.

“Servicing Fee”: The annual fee, payable monthly to the Servicer out of the interest portion of t he Monthly Payment actually received on each Mortgage Loan.  The Servicing Fee with respect to each Mortgage Loan for any calendar month (or a portion thereof) shall be 1/12 of the product of (i) the Scheduled Principal Balance of the Mortgage Loan and (ii) the Servicing Fee Rate applicable to such Mortgage Loan.

“Servicing Fee Rate”: Unless otherwise specified on the Mortgage Loan Schedule, (i) with respect to any ARM Loan, 0.375% per annum; and (ii) with respect to any Mortgage Loan other than an ARM Loan, 0.25% per annum.

“Servicing Officer”: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a written list of servicing officers furnished by the Servicer to the Purchaser upon request therefor by the Purchaser, as such list may from time to time be amended.

“Specially Serviced Mortgage Loan”: A Mortgage Loan as to which a Servicing Event has occurred and is continuing.

“Stock Certificate”: With respect to a Cooperative Loan, the certificates evidencing ownership of the Cooperative Shares issued by the Cooperative Corporation.

“Stock Power”: With respect to a Cooperative Loan, an assignment of the Stock Certificate or an assignment of the Cooperative Shares issued by the Cooperative Corporation.

“Uniform Commercial Code”: The Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York,  “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

“Unpaid Principal Balance”: With respect to any Mortgage Loan, at any time, the actual outstanding principal balance then payable by the Mortgagor under the terms of the related Mortgage Note including any cumulative Negative Amortization.

“Warranty Bill of Sale”: A warranty bill of sale with respect to the Mortgage Loans purchased on a Funding Date in the form annexed hereto as Exhibit 10.

ARTICLE II:
SALE AND CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE FILES; BOOKS AND RECORDS; DELIVERY OF MORTGAGE LOAN DOCUMENTS

Section 2.01

Sale and Conveyance of Mortgage Loans.

Seller agrees to sell and Purchaser agrees to purchase, from time to time, those certain Mortgage Loans identified in a Mortgage Loan Schedule, at the price and on the terms set forth herein and in the related Purchase Price and Terms Letter. Purchaser, on any Funding Date, shall be obligated to purchase only such Mortgage Loans set forth in the applicable Mortgage Loan Schedule, subject to the terms and conditions of this Agreement and the related Purchase Price and Terms Letter.

Purchaser will purchase Mortgage Loan(s) from Seller, up to four (4) times per month on such Funding Dates as may be agreed upon by Purchaser and Seller. The closing shall, at Purchaser’s option be either: by telephone, confirmed by letter or wire as the parties shall agree; or conducted in person at such place, as the parties shall agree. On the Funding Date and subject to the terms and conditions of this Agreement, each Seller will sell, transfer, assign, set over and convey to the Purchaser, without recourse except as set forth in this Agreement, and the Purchaser will purchase, all of the right, title and interest of the applicable Seller in and to the Mortgage Loans being conveyed by it hereunder, as identified on the Mortgage Loan Schedule.

Examination of the Mortgage Files may be made by Purchaser or its designee as follows. No later than 5 Business Days prior to the Funding Date, Seller will deliver to Purchaser or its Custodian, the Legal Documents required pursuant to Schedule B-1. Upon Purchaser’s request, Seller shall make the Credit Documents available in either original paper form or electronic imaged format to Purchaser for review, at Seller’s place of business and during reasonable business hours. If Purchaser makes such examination prior to the Funding Date and identifies any Mortgage Loans that do not conform to the Cendant Guide, such Mortgage Loans will be deleted from the Mortgage Loan Schedule at Purchaser’s discretion.  Purchaser may, at its option and without notice to Seller, purchase all or part of the Mortgage Loans without conducting any partial or complete examination.  The fact that Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Loan files shall not affect Purchaser’s rights to demand repurchase, substitution, indemnification or other relief as provided herein.

On the Funding Date and in accordance with the terms herein, Purchaser will pay to Seller, by wire transfer of immediately available funds, the Purchase Price, together with interest, if any, accrued from the Cut-off Date through the day immediately preceding the Funding Date, according to the instructions to be provided, respectively, by Cendant Mortgage and the Trust.  The applicable Seller, simultaneously with the payment of the Purchase Price, shall execute and deliver to Purchaser a Warranty Bill of Sale with respect to the Mortgage Loans in the form annexed hereto as Exhibit 10.

Purchaser shall be entitled to all scheduled principal due after the Cut-off Date, all other recoveries of principal collected after the Cut-off Date and all payments of interest on the Mortgage Loans (minus that portion of any such payment which is allocable to the period prior to the Cut-off Date). Notwithstanding the foregoing, on the first Remittance Date after the Funding Date the Purchaser shall be entitled to receive the interest accrued from the Cut-off Date through the day immediately preceding the Funding Date.  The principal balance of each Mortgage Loan as of the Cut-off Date is determined after application of payments of principal due on or before the Cut-off Date whether or not collected. Therefore, payments of scheduled principal and interest prepaid for a due date beyond the Cut-off Date shall not be applied to the principal balance as of the Cut-off Date. Such prepaid amounts shall be the property of Purchaser. Seller shall hold any such prepaid amounts for the benefit of Purchaser for subsequent remittance by Seller to Purchaser. All scheduled payments of principal due on or before the Cut-off Date and collected by Seller after the Cut-off Date shall belong to Seller.

Section 2.02

Possession of Mortgage Files.

Upon the sale of any Mortgage Loan, the ownership of such Mortgage Loan, including the Mortgage Note, the Mortgage, the contents of the related Mortgage File and all rights, benefits, payments, proceeds and obligations arising therefrom or in connection therewith, shall then be vested in the Purchaser, and the ownership of all records and documents with respect to such Mortgage Loan prepared by or which come into the possession of the Seller or Servicer shall immediately vest in the Purchaser and, to the extent retained by the Servicer, shall be retained and maintained, in trust, by the Servicer at the will of the Purchaser in a custodial capacity only. The contents of such Mortgage File not delivered to the Purchaser are and shall be held in trust by the Servicer for the benefit of the Purchaser as the owner thereof and the Servicer’s possession of the contents of each Mortgage File so retained is at the will of the Purchaser for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Servicer is in a custodial capacity only.  Mortgage Files shall be maintained separately from the other books and records of the Servicer.  The Servicer shall release from its custody the contents of any Mortgage File only in accordance with written instructions from the Purchaser, except where such release is required as incidental to the Servicer ’s servicing of the Mortgage Loans or is in connection with a repurchase or substitution of any such Mortgage Loan pursuant to Section 3.04.

Any documents released to the Servicer in connection with the foreclosure or servicing of any Mortgage Loan shall be held by the Servicer in trust for the benefit of the Purchaser in accordance with this Section 2.02.  Such Person shall return to the Purchaser such documents when the Servicer’s need therefor in connection with such foreclosure or servicing no longer exists (unless sooner requested by the Purchaser); provided that, if such Mortgage Loan is liquidated, then, upon the delivery by the Servicer to the Purchaser of a request for the release of such documents and a certificate certifying as to such liquidation, the Purchaser shall promptly release or cause to be released and, to the extent necessary, deliver, or cause to be delivered to the Servicer such documents.

Section 2.03

Books and Records.

The sale of each of its Mortgage Loans shall be reflected on the applicable Seller’ s balance sheet and other financial statements as a sale of assets by the applicable Seller.  Each Seller shall be responsible for maintaining, and shall maintain, a complete set of books and records for the Mortgage Loans it conveyed to the Purchaser which shall be clearly marked to reflect the sale of each Mortgage Loan to the Purchaser and the ownership of each Mortgage Loan by the Purchaser.

Section 2.04

Defective Documents; Delivery of Mortgage Loan Documents.

If, subsequent to the related Funding Date, the Purchaser or either Seller finds any document or documents constituting a part of a Mortgage File to be defective or missing in any material respect (in this Section 2.04, a “Defect”), the party discovering such Defect shall promptly so notify the other parties.  If the Defect pertains to the Mortgage Note or the Mortgage, then the applicable Seller shall have a period of 45 days within which to correct or cure any such defect after the earlier of such Seller’s discovery of same or such Seller being notified of same.  If such Defect can ultimately be cured but is not reasonably expected to be cured within such 45 day period, such Seller shall have such additional time as is reasonably determined by the Purchaser to cure or correct such Defect provided that such Seller has commenced curing or correcting such Defect and is diligently pursuing same.  If the Defect pertains to any other document constituting a part of a Mortgage File, then such Seller shall have a period of 90 days within which to correct or cure any such Defect after the earlier of such Seller’s discovery of same or such Seller being notified of same.  If such Defect can ultimately be cured but is not reasonably expected to be cured within the 90 day period, then such Seller shall have such additional time as is reasonably determined by the Purchaser to cure or correct such Defect provided such Seller has commenced curing or correcting such Defect and is diligently pursuing same.  Cendant Mortgage hereby covenants and agrees that, if any material Defect cannot be corrected or cured, the related Mortgage Loan shall automatically constitute, upon the expiration of the applicable cure period described above and without any further action by any other party, a Defective Mortgage Loan, whereupon Cendant Mortgage shall repurchase such Mortgage Loan by paying to the Purchaser the Repurchase Price therefor in accordance with Section 3.04(3) and (4).

The applicable Seller will, with respect to each Mortgage Loan to be purchased by the Purchaser, deliver and release to the Purchaser the Legal Documents as set forth in Section 2.01.  If the applicable Seller cannot deliver an original Mortgage with evidence of recording thereon, original assumption, modification and substitution agreements with evidence of recording thereon or an original intervening assignment with evidence of recording thereon within the applicable time periods, then such Seller shall promptly deliver to the Purchaser such original Mortgages and original intervening assignments with evidence of recording indicated thereon upon receipt thereof from the public recording official, except in cases where the original Mortgage or original intervening assignments are retained permanently by the recording office, in which case, such Seller shall deliver a copy of such Mortgage or intervening assignment, as the case may be, certified to be a true and complete copy of the recorded original thereof.  If the applicable Seller cannot deliver the original security instrument or if an original intervening assignment has been lost, then the applicable Seller will deliver a copy of such security instrument or intervening assignment, certified by the local public recording official.  If the original title policy has been lost, the applicable Seller will deliver a duplicate original title policy.

If the original Mortgage was not delivered pursuant to the preceding paragraph, then the applicable Seller shall use its best efforts to promptly secure the delivery of such originals and shall cause such originals to be delivered to the Purchaser promptly upon receipt thereof.  Notwithstanding the foregoing, if the original Mortgage, original assumption, modification, and substitution agreements, the original of any intervening assignment or the original policy of title insurance is not so delivered to the Purchaser within 180 days following the Funding Date, then, upon written notice by the Purchaser to Cendant Mortgage, the Purchaser may, in its sole discretion, then elect (by providing written notice to Cendant Mortgage) to treat such Mortgage Loan as a Defective Mortgage Loan, whereupon Cendant Mortgage shall repurchase such Mortgage Loan by paying to the Purchaser the Repurchase Price therefor in accordance with Section 3.04(3) and (4).  It is understood that from time to time certain local recorder offices become backlogged with document volume. It is agreed that the Seller will provide an Officer’s Certificate to document that the Seller has performed all necessary tasks to insure delivery of the required documentation within 180 days and the delay beyond 180 is caused by the backlog.  If the delay exceeds 360 days, regardless of the backlog the Purchaser may elect to collect the documents with its own resources with the reasonable cost and expense to be borne by the Seller.  The Seller will provide an additional Officer’s Certificate and continue to track the required document.  If the loan is not complete under this process within 720 days, the Seller shall be required to repurchase the loan.  The fact that the Purchaser has conducted or failed to conduct any partial or complete examination of the Mortgage Files shall not affect its right to demand repurchase or any other remedies provided in this Agreement.

At the Purchaser’s request, the Assignments shall be promptly recorded in the name of the Purchaser or in the name of a Person designated by the Purchaser in all appropriate public offices for real property records.  If any such Assignment is lost or returned unrecorded because of a defect therein, then the applicable Seller shall promptly prepare a substitute Assignment to cure such defect and thereafter cause each such Assignment to be duly recorded.  All recording fees related to such a one-time recordation of the Assignments to the Purchaser or by a Seller shall be paid by the applicable Seller.

Notwithstanding anything contained in this Agreement to the contrary, with respect to and MERS Mortgage Loan sold to the Purchaser by the Seller pursuant to this agreement, the Seller shall cause, within fifteen (15) Business Days of the related Funding Date, the registration of such MERS Mortgage Loan to be changed on the MERS System to reflect the Purchaser as the beneficial owner of such MERS Mortgage Loan pursuant to the Purchaser’s instructions.  The foregoing obligation of the Seller shall be in lieu of the Seller delivering to the Purchaser an Assignment of Mortgage for such MERS Mortgage Loan.  With respect to the Mortgage and intervening assignments related to any MERS Mortgage Loan, the Seller shall, in accordance with section 2.01 provide the Purchaser with the original Mortgage with the Mortgage Identification Number and evidence of registration with MERS and, as applicable, the originals of the intervening assignments of the Mortgage, including Assignment to MERS with the Mortgage Identification Number, with evidence of recording thereon prior to the registration of the Mortgage Loan with the MERS System.

Section 2.05

Transfer of Mortgage Loans.

Subject to the provisions of this Section 2.05, the Purchaser shall have the right, without the consent of the Sellers or Servicer, at any time and from time to time, to assign any of the Mortgage Loans and all or any part of its interest under this Agreement and designate any person to exercise any rights of the Purchaser hereunder, and the assignees or designees shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans.  The Sellers and Servicer recognize that the Mortgage Loans may be divided into “packages” for resale (“Mortgage Loan Packages”).

All of the provisions of this Agreement shall inure to the benefit of the Purchaser and any such assignees or designees.  All references to the Purchaser shall be deemed to include its assignees or designees.  Utilizing resources reasonably available to the Seller without incurring any cost except the Seller’s or Servicer’s overhead and employees’ salaries, the applicable Seller or Servicer’s shall cooperate in any such assignment of the Mortgage Loans and this Agreement; provided that the Purchaser shall bear all reasonable out of pocket costs associated with any such assignment of the Mortgage Loans and this Agreement other than such Seller’s or Servicer’s overhead or employees ’ salaries, not to exceed $5,000.

The Servicer and the Purchaser acknowledge that the Servicer shall continue to remit payments to the Purchaser on the Remittance Date after the transfer of the Mortgage Loans, unless the Servicer was notified in writing of the new record owner of the Mortgage Loans prior to the immediately preceding Record Date, in which case, the Servicer shall remit to the new record owner (or trustee or master servicer, as the case may be) of the Mortgage Loans.

The Servicer and Purchaser agree that in no event will the Servicer be required to remit funds or send remittance reports to more than four (4) Persons (not including the Servicer or any Affiliate or transferee thereof) at any given time with respect to any Mortgage Loans sold on a particular Funding Date.

Any prospective assignees of the Purchaser who have entered into a commitment to purchase any of the Mortgage Loans may review and underwrite the Sellers’ and Servicer’s servicing and origination operations, upon reasonable prior notice to the Servicer, and the Servicer shall cooperate with such review and underwriting to the extent such prospective assignees request information or documents that are reasonably available and can be produced without unreasonable expense or effort.  The Servicer shall make the Mortgage Files related to the Mortgage Loans held by the Servicer available at the Servicer’s principal operations center for review by any such prospective assignees during normal business hours upon reasonable prior notice to the Servicer (in no event less than 5 Business Days prior notice).  The Servicer may, in its sole discretion, require that such prospective assignees sign a confidentiality agreement with respect to such information disclosed to the prospective assignee which is not available to the public at large and a release agreement with respect to its activities on the Servicer’s premises.

The Servicer shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Servicer shall note transfers of Mortgage Loans.  The Purchaser may, subject to the terms of this Agreement, sell and transfer, in whole or in part, any or all of the Mortgage Loans; provided that no such sale and transfer shall be binding upon the Servicer unless such transferee shall agree in writing to an Assignment, Assumption and Recognition Agreement, in substantially the form of Exhibit 2.05 attached hereto, and an executed copy of such Assignment, Assumption and Recognition Agreement shall have been delivered to the Servicer.  The Servicer shall evidence its acknowledgment of any transfers of the Mortgage Loans to any assignees of the Purchaser by executing such Assignment, Assumption and Recognition Agreement.  The Servicer shall mark its books and records to reflect the ownership of the Mortgage Loans by any such assignees, and the previous Purchaser shall be released from its obligations hereunder accruing after the date of transfer to the extent such obligations relate to Mortgage Loans sold by the Purchaser.  This Agreement shall be binding upon and inure to the benefit of the Purchaser and the Servicer and their permitted successors, assignees and designees.

Section 2.06

Quality Control Procedure.

The Seller and Servicer must have an internal quality control program that verifies, on a regular basis, the existence and accuracy of the legal documents, credit documents, property appraisals, and underwriting decisions.  The program must be capable of evaluating and monitoring the overall quality of its loan production and servicing activities.  The program is to ensure that the Mortgage Loans are originated and serviced in accordance with the prudent mortgage banking practices and accounting practices and accounting principles; guard against dishonest, fraudulent, or negligent acts; and guard against errors and omissions by officers, employees, or other authorized persons.

ARTICLE III:
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER; REPURCHASE AND SUBSTITUTION; REVIEW OF MORTGAGE LOANS

Section 3.01

Representations and Warranties of each Seller.

Each Seller, as to itself, represents, warrants and covenants to the Purchaser that as of each Funding Date or as of such date specifically provided herein:

(1)

Due Organization.  The Seller is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has all licenses necessary to carry on its business now being conducted and is licensed, qualified and in good standing under the laws of each state where a Mortgaged Property is located or is otherwise exempt under applicable law from such qualification or is otherwise not required under applicable law to effect such qualification; no demand for such qualification has been made upon the Seller by any state having jurisdiction and in any event the Seller is or will be in compliance with the laws of any such state to the extent necessary to enforce each Mortgage Loan and with respect to Cendant Mortgage, service each Mortgage Loan in accordance with the terms of this Agreement.

(2)

Due Authority.  The Seller and each originator had the full power and authority and legal right to originate the Mortgage Loans that it originated, if any, and to acquire the Mortgage Loans that it acquired.  The Seller, and each originator, if any, if not the Seller has the full power and authority to hold each Mortgage Loan, to sell each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement.  The Seller has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, receivership, conservatorship, insolvency, moratorium and other laws relating to or affecting creditors’ rights generally or the rights of creditors of banks and to the general principles of equity (whether such enforceability is considered in a proceeding in equity or at law).

(3)

No Conflict.  The execution and delivery of this Agreement, the acquisition or origination, as applicable, of the Mortgage Loans by the Seller, the sale of the Mortgage Loans, the consummation of the transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement, will not conflict with or result in a breach of any of the terms, conditions or provisions of the Seller’s organizational documents and bylaws or any legal restriction or any agreement or instrument to which the Seller is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans;

(4)

Ability to Perform.  The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(5)

No Material Default.  Neither the Seller nor any of its Affiliates is in material default under any agreement, contract, instrument or indenture of any nature whatsoever to which the Seller or any of its Affiliates is a party or by which it (or any of its assets) is bound, which default would have a material adverse effect on the ability of the Seller to perform under this Agreement, nor, to the best of the Seller’s knowledge, has any event occurred which, with notice, lapse of time or both, would constitute a default under any such agreement, contract, instrument or indenture and have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement;

(6)

Financial Statements.  Cendant Mortgage has delivered to the Purchaser financial statements as to its last three complete fiscal years and will provide unaudited quarterly reports upon Purchaser’s request.  Except as has previously been disclosed to the Purchaser in writing:  (a) such financial statements fairly present the results of operations and changes in financial position for such period and the financial position at the end of such period of Cendant Mortgage and its subsidiaries; and (b) such financial statements are true, correct and complete as of their respective dates and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto.  The Trust has delivered to the Purchaser financial statements as to the last three years and unaudited quarterly reports upon request. (the “Trust Financials”) and such Trust Financials  fairly present the results of operations and changes in financial position for such period and the financial position at the end of such period of the Trust.  Except as has previously been disclosed to the Purchaser in writing, there has been no change in such Trust Financials since their date and the Trust is not aware of any errors or omissions therein;

(7)

No Change in Business.  There has been no change in the business, operations, financial condition, properties or assets of the applicable Seller since (i) in the case of Cendant Mortgage, the date of its financial statements and (ii) in the case of the Trust, the date of delivery of the Trust Financials, that would have a material adverse effect on the ability of the applicable Seller to perform its obligations under this Agreement;

(8)

No Litigation Pending.  There is no action, suit, proceeding or investigation pending or, to the best of the Seller’s knowledge, threatened, against the Seller, which, either in any one instance or in the aggregate, if determined adversely to the Seller would adversely affect the sale of the Mortgage Loans to the Purchaser or the execution, delivery, validity or enforceability of this Agreement or result in any material liability of the Seller, or draw into question the validity of this Agreement, or have a material adverse effect on the financial condition of the Seller, or which would be likely to impair, materially, the Seller’s ability to perform its obligations hereunder or thereunder;

(9)

No Consent Required.  No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement, the delivery of the Mortgage Files to the Purchaser, the sale of the Mortgage Loans to the Purchaser or the consummation of the transactions contemplated by this Agreement or, if required, such approval has been obtained prior to the Funding Date;

(10)

Ordinary Course of Business.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

(11)

No Broker.  The Seller has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction; and

(12)

No Untrue Information.  Neither this Agreement nor any statement, report or other agreement, document or instrument furnished or to be furnished pursuant to this Agreement contains or will contain any materially untrue statement of fact or omits or will omit to state a fact necessary to make the statements contained therein not misleading.

(13)

The Seller has been advised by its independent certified public accountants that under generally accepted accounting principles the transfer of the Mortgage Loans may be treated as a sale on the books and records of the Seller and the Seller has determined that the disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for accounting tax purposes.

(14)

The consideration received by the Seller upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans.

(15) Non-solicitation.  The Seller agrees that it shall not solicit any Mortgagors (in writing or otherwise) to refinance any of the Mortgage Loans; provided that mass advertising or mailings (such as placing advertisements on television, on radio, in magazines or in newspapers or including messages in billing statements) that are not exclusively directed towards the Mortgagors shall not constitute solicitation and shall not violate this covenant; and

(16) Privacy.  Seller agrees and acknowledges that as to all nonpublic personal information received or obtained by it with respect to any Mortgagor: (a) such information is and shall be held by Seller in accordance with all applicable law, including but not limited to the privacy provisions of the Gramm-Leach Bliley Act; (b) such information is in connection with a proposed or actual secondary market sale related to a transaction of the Mortgagor for purposes of 16 C.F.R.§313.14(a)(3); and (c) Seller is hereby prohibited from disclosing or using any such information other than to carry out the express provisions of this Agreement, or as otherwise permitted by applicable law

Section 3.02

Representations and Warranties of the Servicer.

The Servicer represents, warrants and covenants to the Purchaser that as of the Funding Date or as of such date specifically provided herein:

(1)

Ability to Service.  The Servicer is an approved seller/servicer for FNMA and FHLMC in good standing and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Section 203 of the National Housing Act, with facilities, procedures and experienced personnel necessary for the servicing of mortgage loans of the same type as the Mortgage Loans.  No event has occurred that would make the Servicer unable to comply with this Agreement, or FNMA or FHLMC eligibility requirements or that would require notification to either FNMA or FHLMC;

(2)

No Litigation Pending.  There is no action, suit, proceeding or investigation pending or, to the best of the Servicer’s knowledge, threatened, against the Servicer which, either in any one instance or in the aggregate, if determined adversely to the Servicer would adversely affect the ability of the Servicer to service the Mortgage Loans hereunder in accordance with the terms hereof or have a material adverse effect on the financial condition of the Servicer; and

(3)

Collection Practices.  The servicing and collection practices used by the Servicer with respect to each Mortgage Note and Mortgage have been in all respects legal, proper and prudent in the mortgage servicing business and in accordance with Customary Servicing Procedures.

(4)

MERS.  The Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS.

(5)

No consent, approval, authorization, or order of any court or governmental agency or body relating to the transactions contemplated by this Agreement is required or, if required, such consent, approval, authorization, or order has been or will, prior to the subject Funding Date, be obtained.

(6)

The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of, or conflict with or constitute a default under, or result in the acceleration of any obligation under, any agreement, indenture, loan or credit agreement, or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

(7)

Neither this Agreement, nor any statement, report, or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained herein or therein not misleading.

(8)

All financial statements pertaining to the Servicer’s last three complete fiscal years and will provide unaudited quarterly reports upon Purchaser’s request, fairly present the pertinent results of operations and changes in financial position for each of such periods and the financial position at the end of each such period of the Servicer and its subsidiaries.  All such financial statements are true, correct and complete as of their respective dates and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as may be set forth in the notes thereto.  There has been no change in the business, operations, financial conditions, properties or assets of the Servicer since the date of the Servicer’s financial statements that would have a material adverse effect on its ability to perform its obligations under this Agreement.  The Servicer has completed any forms reasonably requested by the Purchaser in a timely manner and in accordance with the provided instructions.

(9)

The Servicer acknowledges and agrees that the Servicing Fee, as calculated at the Servicing Fee Rate, represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Servicer, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement.

(10)

The Servicer is a corporation duly organized, validly existing, and in good standing under the laws of New Jersey and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in the states where the Mortgaged Properties are located if the laws of such states require licensing or qualification in order to conduct business of the type conducted by the Servicer and has the corporate power to enter into, execute, and deliver this Agreement, and all documents and instruments executed and delivered pursuant hereto, and to perform its obligations in accordance therewith; the execution, delivery, and performance of this Agreement (including all instruments of transfer to be delivered pursuant thereto) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligations of the Servicer; and all requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with their respective terms.

(11)

Neither this Agreement, nor any statement, report, or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained herein or therein not misleading.

(12)

There is no action, suit, proceeding or investigation pending or to Servicer knowledge threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties, or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement, or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein or therein, or which would be likely to impair materially the ability of the Servicer to perform its obligations hereunder or thereunder.

Section 3.03

Representations and Warranties as to Individual Mortgage Loans.

With respect to each Mortgage Loan, the applicable Seller hereby makes the following representations and warranties to the Purchaser on which the Purchaser specifically relies in purchasing such Mortgage Loan.  Such representations and warranties are made as of the subject Funding Date unless otherwise indicated, but shall survive any subsequent transfer, assignment or conveyance of such Mortgage Loans:

(1)

Mortgage Loan as Described.  Such Mortgage Loan complies with the terms and conditions set forth in this Agreement, and all of the information set forth with respect thereto on the Mortgage Loan Schedule is complete, true and correct in all material respects;

(2)

Complete Mortgage Files.  The instruments and documents specified in Section 2.02 with respect to such Mortgage Loan have been delivered to the Purchaser in compliance with the requirements of Article II.  The Seller is in possession of a Mortgage File respecting such Mortgage Loan, except for such documents as have been previously delivered to the Purchaser;

(3)

Owner of Record.  The Mortgage relating to such Mortgage Loan has been duly recorded in the appropriate recording office, and the applicable Seller  is the owner of record of such Mortgage Loan and the indebtedness evidenced by the related Mortgage Note;

(4)

Payments Current.  All payments required to be made up to and including the Funding Date for such Mortgage Loan under the terms of the Mortgage Note have been made, such that such Mortgage Loan is not delinquent 30 days or more on the Funding Date and neither the Mortgage Loan nor the Additional Collateral (if applicable) has been dishonored. There has been no delinquency, exclusive of any period of grace, in any payment by the Mortgagor thereunder during the twelve months preceding the Funding Date; and, if the Mortgage Loan is a Cooperative Loan, no foreclosure action or private or public sale under the Uniform Commercial Code has ever been threatened or commenced with respect to the Cooperative Loan;

(5)

No Outstanding Charges.  There are no delinquent taxes, insurance premiums, assessments, including assessments payable in future installments, or other outstanding charges affecting the Mortgaged Property related to such Mortgage Loan;

(6)

Original Terms Unmodified.  The terms of the Mortgage Note and the Mortgage and any Additional Collateral Agreements related to such Mortgage Loan (and the Proprietary Lease and the Pledge Instruments with respect to each Cooperative Loan,) have not been impaired, waived, altered or modified in any material respect, except as specifically set forth in the related Mortgage Loan Schedule and to the extent necessary, has been approved by the Primary Mortgage Insurer, if any, and the insurer under the applicable title insurance policy.  Further, the terms are memorialized by a written instrument which has been recorded, if necessary, to protect the interest of Purchaser and which has been delivered in accordance with this Agreement.;

(7)

No Defenses.  The Mortgage Note, the Mortgage and any Additional Collateral Agreements related to such Mortgage Loan (and the Acceptance of Assignment and Assumption of Lease Agreement related to each Cooperative Loan) are not subject to any right of rescission, set-off or defense, including the defense of usury, nor will the operation of any of the terms of such Mortgage Note and such Mortgage, or the exercise of any right thereunder, render such Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off or defense, including the defense of usury and no such right of rescission, set-off or defense has been asserted with respect thereto;

(8)

Hazard Insurance.  (a) All buildings upon the Mortgaged Property related to such Mortgage Loan are insured by an insurer acceptable to FNMA or FHLMC against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where such Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of either Section 5.10 or Section 5.11.  All such insurance policies (collectively, the “hazard insurance policy”) contain a standard mortgagee clause naming the originator of such Mortgage Loan, its successors and assigns, as mortgagee.  Such policies are the valid and binding obligations of the insurer, and all premiums thereon due to date have been paid.  The related Mortgage obligates the Mortgagor thereunder to maintain all such insurance at such Mortgagor’s cost and expense, and on such Mortgagor’s failure to do so, authorizes the holder of such Mortgage to maintain such insurance at such Mortgagor’s cost and expense and to seek reimbursement therefor from such Mortgagor; or (b) in the case of a condominium or unit in a planned unit development (“PUD”) project that is not covered by an individual policy, the condominium or PUD project is covered by a “master” or “blanket” policy and there exists and is in the Servicer’s Mortgage File a certificate of insurance showing that the individual unit that secures the first mortgage is covered under such policy.  The insurance policy contains a standard mortgagee clause naming the originator of such Mortgage Loan (and its successors and assigns), as insured mortgagee.  Such policies are the valid and binding obligations of the insurer, and all premiums thereon have been paid.  The insurance policy provides for advance notice to the Seller or Servicer if the policy is canceled or not renewed, or if any other change that adversely affects the Seller’s interests is made; the certificate includes the types and amounts of coverage provided, describes any endorsements that are part of the “master” policy and would be acceptable pursuant to the FNMA Guide;

(9)

Compliance With Applicable Laws.  All requirements of any federal, state or local law (including without limitation usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws) applicable to the origination and servicing of such Mortgage Loan have been complied with in all material respects;

(10)

No Fraud.  No error or omission, misrepresentation, negligence or fraud in respect of such Mortgage Loan has taken place on the part of any Person in connection with the origination and servicing of such Mortgage Loan.

(11)

No Satisfaction of Mortgage.  The Mortgage related to such Mortgage Loan has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

(12)

Valid First Lien.  The Mortgage  and any Additional Collateral Agreements,  related to such Mortgage Loan is a valid, subsisting and enforceable perfected first lien on the related Mortgaged Property or the applicable Additional Collateral, including all improvements on the related Mortgaged Property, which Mortgaged Property is free and clear of any encumbrances and liens having priority over the first lien of the Mortgage subject only to (a) the lien of current real estate taxes and special assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording of such Mortgage which are acceptable to mortgage lending institutions generally, are referred to in the lender’s title insurance policy and do not adversely affect the market value or intended use of the related Mortgaged Property, and (c) other matters to which like properties are commonly subject which do not individually or in the aggregate materially interfere with the benefits of the security intended to be provided by such Mortgage or the use, enjoyment, or market value of the related Mortgaged Property and which are generally acceptable to prudent mortgage lending institutions; with respect to each Cooperative Loan, each Acceptance of Assignment and Assumption of Lease Agreement creates a valid, enforceable and subsisting first security interest in the collateral securing the related Mortgage Note subject only to (a) the lien of the related Cooperative Corporation for unpaid assessments representing the obligor's pro rata share of the Cooperative Corporation’s payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Acceptance of Assignment and Assumption of Lease Agreement; provided, however, that the appurtenant Proprietary Lease may be subordinated or otherwise subject to the lien of any mortgage on the Cooperative Project;

(13)

Validity of Documents.  The Mortgage Note and the Mortgage and other agreements executed in connection therewith related to such Mortgage Loan (and the Acceptance of Assignment and Assumption of Lease Agreement with respect to each Cooperative Loan) are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and general equitable principles (regardless whether such enforcement is considered in a proceeding in equity or at law);

(14)

Valid Execution of Documents.  All parties to the Mortgage Note, the Mortgage, Pledge Agreement, and Additional Collateral Agreements related to such Mortgage Loan had legal capacity to enter into such Mortgage Loan and to execute and deliver the related Mortgage Note, the related Mortgage, and the related Pledge Agreement and the related Mortgage Note and the related Mortgage have been duly and properly executed by such parties; with respect to each Cooperative Loan, all parties to the Mortgage Note the Mortgage Loan and the Pledge Agreement had legal capacity to execute and deliver the Mortgage Note, the Acceptance of Assignment and Assumption of Lease Agreement, the Proprietary Lease, the Stock Power, the Recognition Agreement, the Financing Statement the Assignment of Proprietary Lease and the Pledge Agreement and such documents have been duly and properly executed by such parties; each Stock Power (i) has all signatures guaranteed or (ii) if all signatures are not guaranteed, then such Cooperative Shares will be transferred by the stock transfer agent of the Cooperative Corporation if the Seller undertakes to convert the ownership of the collateral securing the related Cooperative Loan;

(15)

Full Disbursement of Proceeds.  Such Mortgage Loan has closed and the proceeds of such Mortgage Loan have been fully disbursed prior to the Funding Date; provided that, with respect to any Mortgage Loan originated within the previous 120 days, alterations and repairs with respect to the related Mortgaged Property or any part thereof may have required an escrow of funds in an amount sufficient to pay for all outstanding work within 120 days of the origination of such Mortgage Loan, and, if so, such funds are held in escrow by the Servicer, a title company or other escrow agent.  All costs, fees and expenses incurred in making closing and recording the Mortgage Loan have been paid;

(16)

Ownership.  The Mortgage Note,  the Mortgage, the Pledge Agreement, and the Additional Collateral Agreements related to such Mortgage Loan have not been assigned, pledged or otherwise transferred by the applicable Seller, in whole or in part, and the Seller has good and marketable title thereto, and the Seller is the sole owner thereof (and with respect to any Cooperative Loan, the sole owner of the related Acceptance of Assignment and Assumption of Lease Agreement)and has full right and authority to transfer and sell such Mortgage Loan, and is transferring such Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

(17)

Doing Business.  All parties that have had any interest in such Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable licensing requirements of the laws of the state wherein the related Mortgaged Property is located;

(18)

Title Insurance.  (a) Such Mortgage Loan is covered by an ALTA lender’s title insurance policy or short form title policy acceptable to FNMA and FHLMC (or, in jurisdictions where ALTA policies are not generally approved for use, a lender’s title insurance policy acceptable to FNMA and FHLMC), issued by a title insurer acceptable to FNMA and FHLMC and qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring (subject to the exceptions contained in clauses (11)(a) and (b) above) the Seller or Servicer, its successors and assigns as to the first priority lien of the related Mortgage in the original principal amount of such Mortgage Loan  in the case of ARM Loans, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of such Mortgage providing for adjustment to the applicable Note Rate and Monthly Payment.  Additionally, either such lender’s title insurance policy affirmatively insures that there is ingress and egress to and from the Mortgaged Property or the Seller warrants that there is ingress and egress to and from the Mortgaged Property and the lender’ s title insurance policy affirmatively insures against encroachments by or upon the related Mortgaged Property or any interest therein or any other adverse circumstance that either is disclosed or would have been disclosed by an accurate survey.  The Seller or Servicer is the sole insured of such lender’s title insurance policy, and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement and will inure to the benefit of the Purchaser without any further act.  No claims have been made under such lender’s title insurance policy, neither the Seller, nor to the best of Seller’s knowledge, any prior holder of the related Mortgage has done, by act or omission, anything that would impair  the coverage of such lender’s insurance policy, and there is no act, omission, condition, or information that would impair the coverage of such lender’s insurance policy; (b) The mortgage title insurance policy covering each unit mortgage in a condominium or PUD project related to such Mortgage Loan meets all requirements of FNMA and FHLMC;

(19)

No Defaults.  (a) There is no default, breach, violation or event of acceleration existing under the Mortgage, the Mortgage Note, the Pledge Agreement or any other agreements, documents, or instruments related to such Mortgage Loan; (b) to the best of the Seller’s knowledge, there is no event that, with the lapse of time, the giving of notice, or both, would constitute such a default, breach, violation or event of acceleration; (c) the Mortgagor(s) with respect to such Mortgage Loan is (1) not in default under any other Mortgage Loan or (2) the subject of an Insolvency Proceeding; (d) no event of acceleration has previously occurred, and no notice of default has been sent, with respect to such Mortgage Loan; (e) in no event has the Seller waived any of its rights or remedies in respect of any default, breach, violation or event of acceleration under the Mortgage, the Mortgage Note, the Pledge Agreement or any other agreements, documents, or instruments related to such Mortgage Loan; and (f) with respect to each Cooperative Loan, there is no default in complying with the terms of the Mortgage Note, the Pledge Agreement,  the Acceptance of Assignment and Assumption of Lease Agreement and the Proprietary Lease and all maintenance charges and assessments (including assessments payable in the future installments, which previously became due and owing) have been paid, and the Seller has the right under the terms of the Mortgage Note, Acceptance of Assignment and Assumption of Lease Agreement and Recognition Agreement to pay any maintenance charges or assessments owed by the Mortgagor;

(20)

No Mechanics’ Liens.   There are no mechanics’ or similar liens, except such liens as are expressly insured against by a title insurance policy, or claims that have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property that are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

(21)

Location of Improvements; No Encroachments.   All improvements that were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of such Mortgaged Property, and no improvements on adjoining properties encroach upon such Mortgaged Property except as permitted under the terms of the FNMA Guide and the FHLMC Selling Guide; to the best of the Seller’s knowledge, no improvement located on or part of any Mortgaged Property is in violation of any applicable zoning law or regulation, and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of such Mortgaged Property, and with respect to the use and occupancy of the same, including certificates of occupancy, have been made or obtained from the appropriate authorities;

(22)

Origination; Payment Terms.  Principal payments on such Mortgage Loan commenced or will commence no more than 60 days after funds were disbursed in connection with such Mortgage Loan.  If the interest rate on the related Mortgage Note is adjustable, the adjustment is based on the Index set forth on the related Mortgage Loan Schedule. The related Mortgage Note is payable on the first day of each month in arrears, in accordance with the payment terms described on the related Mortgage Loan Schedule;

(23)

Due On Sale.  Except as noted otherwise on the Mortgage Loan Schedule, the related Mortgage contains the usual and customary “due-on-sale” clause or other similar provision for the acceleration of the payment of the Unpaid Principal Balance of such Mortgage Loan if the related Mortgaged Property or any interest therein is sold or transferred without the prior consent of the mortgagee thereunder;

(24)

Prepayment Penalty.  Except as noted otherwise on the Mortgage Loan Schedule, such Mortgage Loan is not subject to any Prepayment Penalty and all Prepayment Penalties are permitted by law;

(25)

Mortgaged Property Undamaged; No Condemnation.  The related Mortgaged Property (and with respect to a Cooperative Loan, the related Cooperative Project and Cooperative Unit) is free of material damage and waste and there is no proceeding pending for the total or partial condemnation thereof;

(26)

Customary Provisions.  The related Mortgage contains customary and enforceable provisions that render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (b) in the case of a Mortgage, otherwise by judicial foreclosure;

(27)

Conformance With Underwriting Standards. Such Mortgage Loan was underwritten in accordance with the Cendant Guide;

(28)

Appraisal.  The Mortgage File contains an appraisal of the related Mortgaged Property on forms and with riders approved by FNMA and FHLMC, signed prior to the approval of such Mortgage Loan application by an appraiser, duly appointed by the originator of such Mortgage Loan, whose compensation is not affected by the approval or disapproval of such Mortgage Loan and who met the minimum qualifications of FNMA and FHLMC for appraisers.  Each appraisal of the Mortgage Loan was made in accordance with the relevant provisions of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989. The Seller may utilize and has utilized an approved AVM in lieu of an appraisal only with respect to purchase money Mortgage Loans made with respect to employer relocations, provided, that if the AVM model utilized is different than the model utilized on the Funding Date, the Servicer has notified the Purchaser of such change.

(29)

Deeds of Trust.  If the related Mortgage constitutes a deed of trust, then a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under such deed of trust, except in connection with a trustee’s sale after default by the related Mortgagor;

(30)

LTV; Primary Mortgage Insurance Policy.  No Mortgage Loan except for the Additional Collateral Mortgage Loans has a Loan-to-Value Ratio in excess of 95%.  Except with respect to Additional Collateral Mortgage Loans (as defined in Exhibit 11 hereto), if such Mortgage Loan had a Loan-to-Value Ratio of more than 80% at origination, such Mortgage Loan is and will be subject to a Primary Insurance Policy issued by a Qualified Mortgage Insurer, which insures the Seller or Servicer, its successors and assigns and insureds in the amount set forth on the Mortgage Loan Schedule; provided that, a Primary Mortgage Insurance Policy will not be required for any Cooperative Loan if (i) the proceeds of such Cooperative Loan were used to purchase a Cooperative Unit at the “insider's price” when the building was converted to a Cooperative Corporation, (ii) the value of the Cooperative Unit for purposes of establishing the LTV at origination was such “insider's price”, (iii) the principal amount of the Cooperative Loan at origination was not more than 100% of such “insider's price” and (iv) the LTV at origination, as calculated using the Appraised Value at origination, was less than or equal to 80%.  All provisions of such Primary Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid.  Any related Mortgage subject to any such Primary Insurance Policy (other than a “lender-paid” Primary Insurance Policy) obligates the Mortgagor thereunder to maintain such insurance for the time period required by law and to pay all premiums and charges in connection therewith.  As of the date of origination, the Loan-to-Value Ratio of such Mortgage Loan is as specified in the applicable Mortgage Loan Schedule.  Nothing has come to the Seller’s attention to indicate that the current Appraised Value of the Mortgage Loan is less than the Appraised Value at origination;

(31)

Occupancy.  As of the date of origination of such Mortgage Loan, to the best of the Seller’s knowledge, the related Mortgaged Property (or with respect to a Cooperative Loan, the related Cooperative Unit) is lawfully occupied under applicable law and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property (or with respect to a Cooperative Loan, the related Cooperative Unit) and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

(32)

Supervision and Examination by a Federal or State Authority.  Each Mortgage Loan either was (a) originated by or would be deemed to be originated by Cendant Mortgage, or (b)  originated by or would be deemed to be originated by another entity that is either a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or an institution which is supervised and examined by a federal or state authority, or a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act (a “HUD Approved Mortgagee”), and was so at the time such Mortgage Loan was originated   The Mortgage Loans that the Trust is selling to Purchaser were originated by or on behalf of Cendant Mortgage and subsequently assigned to the Trust.

(33)

Adjustments.  All of the terms of the related Mortgage Note pertaining to interest rate adjustments, payment adjustments and adjustments of the outstanding principal balance, if any, are enforceable and such adjustments will not affect the priority of the lien of the related Mortgage; all such adjustments on such Mortgage Loan have been made properly and in accordance with the provisions of such Mortgage Loan and applicable law;

(34)

Insolvency Proceedings; Soldiers’ and Sailors’ Relief Act.  The related Mortgagor (1) is not the subject of any Insolvency Proceeding; and (2) has not requested any relief allowed to such Mortgagor under the Soldiers’ and Sailors’ Civil Relief Act of 1940;

(35)

FNMA/FHLMC Documents.  Such Mortgage Loan was closed on standard FNMA or FHLMC documents or on such documents otherwise acceptable to them;

(36)

 No Mortgage Loan contains provisions pursuant to which Monthly Payments are (a) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor, (b) paid by any source other than the Mortgagor or (c) contains any other similar provisions which may constitute a “buydown” provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

(37)

The Assignment is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

(38)

Any principal advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.;

(39)

Unless otherwise disclosed on the Mortgage Loan Schedule, no Mortgage Loan has a balloon payment feature.  With respect to any Mortgage Loan with a balloon payment feature, the Mortgage Note is payable in Monthly Payments based on a thirty year amortization schedule and has a final Monthly Payment substantially greater than the proceeding Monthly Payment which is sufficient to amortize the remaining principal balance of the Mortgage Loan;

(40)

If the residential dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets the eligibility requirements of the FNMA or FHLMC except for the maximum loan amount.;

(41)

No Mortgage Loan is subject to the provisions of the Homeownership and Equity Protection Act of 1994;

(42)

No Mortgage Loan was made in connection with (a) the construction or rehabilitation of a  Mortgaged Property or (b) facilitating the trade-in or exchange of a Mortgaged Property;

(43)

The Seller has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgage Property (or with respect to a Cooperative Loan, the Acceptance of Assignment and Assumption of Lease Agreement, the Cooperative Unit or the Cooperative Project), the Mortgagor or the Mortgagor’s credit standing that can reasonably be expected to cause the Mortgage Loan to be an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value of the Mortgage Loan;

(44)

Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

(45)

To the best of Seller’s knowledge, the Mortgaged Property is in material compliance with all applicable environmental laws pertaining to environmental hazards including, without limitation, asbestos, and neither the Seller nor, to the Seller’s knowledge, the related Mortgagor, has received any notice of any violation or potential violation of such law;

(46)

No Mortgage Loan is subject to negative amortization;

(47)

With respect to each Cooperative Loan, a Cooperative Lien Search has been made by a company competent to make the same which company is acceptable to FNMA and qualified to do business in the jurisdiction where the Cooperative Unit is located;

(48)

With respect to each Cooperative Loan, (i) the terms of the related Proprietary Lease is longer than the terms of the Cooperative Loan, (ii) there is no provision in any Proprietary Lease which requires the Mortgagor to offer for sale the Cooperative Shares owned by such Mortgagor first to the Cooperative Corporation, (iii) there is no prohibition in any Proprietary Lease against pledging the Cooperative Shares or assigning the Proprietary Lease and (iv) the Recognition Agreement is on a form of agreement published by the Aztech Document Systems, Inc. or includes provisions which are no less favorable to the lender than those contained in such agreement;

(49)

With respect to each Cooperative Loan, each original UCC financing statement, continuation statement or other governmental filing or recordation necessary to create or preserve the perfection and priority of the first priority lien and security interest in the Cooperative Shares and Proprietary Lease has been timely and properly made.  Any security agreement, chattel mortgage or equivalent document related to the Cooperative Loan and delivered to the Mortgagor or its designee establishes in the Mortgagor a valid and subsisting perfected first lien on and security interest in the Mortgaged Property described therein, and the Mortgagor has full right to sell and assign the same; and

(50)

With respect to each Cooperative Loan, each Acceptance of Assignment and Assumption of Lease Agreement contains enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization of the benefits of the security provided thereby.  The Acceptance of Assignment and Assumption of Lease Agreement contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Note in the event the Cooperative Unit is transferred or sold without the consent of the holder thereof.

(51)

The Mortgage Note has been duly endorsed as provided in this Agreement.

(52)

If the Mortgaged Property is located in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), such Mortgaged Property is covered by flood insurance in accordance with applicable laws, including without limitation the National Flood Insurance Reform Act of 1994. Each individual insurance policy contains a standard Mortgagee clause naming the Seller, its successors and assigns, as mortgagee and loss payee. All premiums thereon have been paid The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor and the Seller has not acted or failed to act so as to impair the coverage of any such insurance policy or the validity, binding effect, and enforceability thereof.

(53)

Except as set forth on the subject Mortgage Loan Schedule, at the time that such Mortgage Loan was originated the Mortgagor represented that the Mortgagor would occupy the Mortgaged Property as the Mortgagor's primary residence and the Seller has no reason to believe that such representation of the Mortgagor is no longer true.

(54)

Except with respect to Additional Collateral Mortgage Loans, the Mortgage Note is not and has not been secured by any collateral, pledged account, or other security except the lien of the Mortgage.

(55)

Such Mortgage Loan was not selected for inclusion under this Agreement from the Seller’s portfolio of comparable loans on any basis which would have a adverse affect on the Purchaser.

(56)

Each Mortgage Loan has a paid for “life of loan” tax service which will automatically transfer to Purchaser.

(57)

There is no homestead o other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage. ( John to Review)

(58)

None of the Mortgage Loans are classified as (a) “high cost” loans under the Home Ownership and Equity Protection Act of 1994, or (b) “high cost”, “threshold”, “Covered”, or “predatory” loans under any applicable state, federal or local law.  No Mortgagor is offered or required to purchase single premium credit insurance in connection with the origination of the related Mortgage Loan.

(59)

With respect to each MERS Loan, a Mortgage Identification Number has been assigned with respect to such Mortgage Loan, and such Mortgage Identification Number is accurately provided on the Mortgage or the Assignment of Mortgage to MERS.  The Mortgage or the related Assignment of Mortgage to MERS has been duly and properly recorded on MERS, and the transfer to the Purchaser has been properly reflected in the MERS System pursuant to Purchaser’s registration instructions.  With respect to each MERS Mortgage Loan, the Seller/Servicer have not received any notice of liens or legal actions with respect to such Mortgage Loan, and no such notices have been electronically posted by MERS

(60)

The Seller has not advanced funds, or induced, solicited, or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage or the Mortgage Note.

(61)

Except as set forth on the subject Mortgage Loan Schedule, the Mortgagor owns a fee simple interest in the Mortgaged Property which consists of a parcel of real property upon which is erected a one to four family dwelling, or an individual condominium unit in a low rise condominium or an individual unit in a planned unit development or a single parcel of real property with a cooperative housing development erected thereon provided, however, that any condominium unit or planned unit development shall conform with the applicable Fannie Mae, Freddie Mae, FHA and VA requirements regarding such dwellings, as applicable.  The Mortgaged Property is occupied by the Mortgagor, who is a natural person, and titled in the name of the Mortgagor or a inter-vivos living trust conforming to FNMA guidelines as the Mortgagor's principal place of residence.

(62)

No action has been taken or omitted, and no event has occurred and no state of facts exists or has existed on or prior to the subject Funding Date (whether or not known to the Seller on or prior to such date) which has resulted or will result in an exclusion from, denial of, or defense to coverage under the Primary Mortgage Insurance Policy, if applicable, with respect to such Mortgage Loan, including, without limitation, any exclusions, denials, or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured, whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Seller, the related Mortgagor, or any party involved in the application for such coverage, including the appraisal, plans and specifications, and other exhibits or documents submitted therewith to the insurer under such insurance policy, if any, or for any other reason under such coverage, but not including the failure of such insurer to pay by reason of such insurer's breach of such insurance policy or such insurer's financial inability to pay.

(63)

The Loan Purchase and Sale Agreement and the Additional Collateral Agreements are in full force and effect as of the Funding Date and their provisions have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder.  Neither the Sellers, the Servicer nor MLCC is in default under the Loan Purchase and Sale Agreement.

(64)

With respect to each Cooperative Loan, as of the closing of such Cooperative Loan, the Seller obtained evidence that, if the Cooperative Building is in a federally designated flood area, a flood insurance policy has been obtained in an amount equal to at least that required by applicable law, which insurance the Cooperative is obligated to maintain at the Cooperative’s cost and expense.

(65)

With respect to each Cooperative Loan, as of the Funding Date, such Cooperative Loan is secured by shares held by a “tenant-stockholder” of a corporation that qualifies as a cooperative housing corporation as such terms are defined in Section 216(b)(1) of the Internal Revenue Code of 1986, as amended, and to the best of the Seller’s knowledge, no Cooperative is subject to proceedings which would, if adversely determined, result in such Cooperative losing its status as a cooperative housing corporation under Section 216(b)(1) of the Internal Revenue Code of 1986, as amended

Section 3.04

Repurchase and Substitution.

It is understood and agreed that the representations and warranties set forth in Sections 3.01, 3.02 and 3.03 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment or the examination of any Mortgage File.

Upon discovery by either of the Sellers or the Purchaser of a breach of any of the representations and warranties contained in Sections 3.01, 3.02 or 3.03 that materially and adversely affects the interest of the Purchaser (or that materially and adversely affects the interests of the Purchaser in the related Mortgage Loan, in the case of a representation or warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the other.

Unless permitted a greater period of time to cure as set forth in Section 2.04, the applicable Seller shall have a period of 60 days from the earlier of either discovery by or receipt of written notice from the Purchaser to the Seller of any breach of any of the representations and warranties contained in Sections 3.01, 3.02 or 3.03 that materially and adversely affects the interest of the Purchaser (or that materially and adversely affects the interests of the Purchaser in the related Mortgage Loan, in the case of a representation or warranty relating to a particular Mortgage Loan) (a “Defective Mortgage Loan”; provided that “Defective Mortgage Loan” shall also include (a) any Mortgage Loan treated or designated as such in accordance with Section 2.04 and (b) any Mortgage Loan regarding which the Mortgagor fails to make the first regularly scheduled payment of principal and interest) within which to correct or cure such breach. If such breach can ultimately be cured but is not reasonably expected to be cured within the 60-day period, then the applicable Seller shall have such additional time, if any, as is reasonably determined by the Purchaser to cure such breach provided that the Seller has commenced curing or correcting such breach and is diligently pursuing same.  Each Seller hereby covenants and agrees with respect to each Mortgage Loan conveyed by it that, if any breach relating thereto cannot be corrected or cured within the applicable cure period or such additional time, if any, as is reasonably determined by the Purchaser, then such Seller shall, at the direction of the Purchaser, repurchase the Defective Mortgage Loan at the applicable Repurchase Price. Notwithstanding anything to the contrary contained herein, if the first regularly scheduled payment of principal and interest due any Mortgage Loan or the first regularly scheduled payment due after the Funding Date under any Mortgage Loan has been delinquent more than 30 days, the Purchaser may, by written notice to the applicable Seller, require that the Seller repurchase the related Mortgage Loan.  However, if the Seller provides evidence that the delinquency was due to a servicing setup error, no repurchase shall be required. For any Mortgage Loan purchased by the Purchaser that have been prepaid-in full within 30 days from the Funding Date (“Prepaid Loan”), the Seller shall repurchase the Mortgage Loan at the Repurchase price.  Within 10 Business Days following the delivery of any such written notice from the Purchaser, the applicable Seller shall repurchase the specified Mortgage Loan by paying the Repurchase Price therefor by wire transfer of immediately available funds directly to the Purchaser’s Account, or as otherwise directed by the Purchaser.

Notwithstanding the previous paragraph, the applicable Seller may, at Purchaser’s option and assuming that such Seller has a Qualified Substitute Mortgage Loan or Loans, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan (“Deleted Mortgage Loan”) and substitute in its place a Qualified Substitute Mortgage Loan or Loans.  If the applicable Seller has no Qualified Substitute Mortgage Loan, it shall repurchase the Defective Mortgage Loan.

As to any Deleted Mortgage Loan for which the applicable Seller substitutes a Qualified Substitute Mortgage Loan or Loans, the applicable Seller shall effect such substitution by delivering to the Purchaser or its designee for such Qualified Substitute Mortgage Loan or Loans the Legal Documents as are required by Section 2 and an amended Mortgage Loan Schedule.  Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the applicable Seller shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Sections 3.01, 3.02 and 3.03.

For any month in which the applicable Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the applicable Seller will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution (after application of scheduled principal payments due in the month of substitution which have been received or as to which an advance has been made) is less than the aggregate outstanding principal balance of all such Deleted Mortgage Loans.  The amount of such shortfall shall be paid by the applicable Seller on the date of such substitution) by wire transfer of immediately available funds directly to the Purchaser’s Account, or as otherwise directed by the Purchaser.

Any repurchase of a Defective Mortgage Loan required hereunder shall be accomplished by payment of the applicable Repurchase Price within 3 Business Days of expiration of the applicable time period referred to above in paragraph 3.04(3) by wire transfer of immediately available funds directly to the Purchaser’s Account, or as otherwise directed by the Purchaser.  It is understood and agreed that the obligations of a Seller (a) set forth in this Section 3.04(3) to cure any breach of such Seller’s representations and warranties contained in Sections 3.01, 3.02 and 3.03 or to repurchase the Defective Mortgage Loan(s) and (b) set forth in Section 9.01 to indemnify the Purchaser in connection with any breach of a Seller’s representations and warranties contained in Sections 3.01, 3.02 and 3.03 shall constitute the sole remedies of the Purchaser respecting a breach of such representations and warranties.  All costs of repurchase/substitution shall be borne by the Sellers.

The parties further agree that, in recognition of the Trust’s rights against Cendant Mortgage with respect to the Mortgage Loans acquired by it from Cendant Mortgage and conveyed to the Purchaser hereunder, the Purchaser shall have the right to cause Cendant Mortgage to repurchase directly and indemnify the Purchaser as set forth in section 9.01 with respect any Defective Mortgage Loan (other than as a result of a breach by the Trust of Section 3.03 (3) or 3.03(15) hereof, in which case the Purchaser shall have the right to cause the Trust to repurchase directly the Defective Mortgage Loan) acquired hereunder by the Purchaser from the Trust.

Section 3.05

Certain Covenants of each Seller and the Servicer.

Without incurring undue effort or any unreasonable out-of-pocket cost except the Seller’s overhead or employees ’ salaries, each Seller shall take reasonable steps to assist the Purchaser, if the Purchaser so requests by 30 days’ advance written notice to the related Seller or Sellers, in re-selling the Mortgage Loans in a whole loan sale or in securitizing the Mortgage Loans and selling undivided interests in such Mortgage Loans in a public offering or private placement or selling participating interests in such Mortgage Loans, which steps may include, (a) providing any information relating to the Mortgage Loans reasonably necessary to assist in the preparation of any disclosure documents, (b) providing information relating to delinquencies and defaults with respect to the Servicer’s servicing portfolio (or such portion thereof as is similar to the Mortgage Loans), (c) entering into any other servicing, custodial or other similar agreements, that are consistent with the provisions of this Agreement, and which contain such provisions as are customary in securitizations rated “AAA” (including a securitization involving a REMIC) (a “Securitization”) and (d) provide such Opinions of Counsel as are customary in such transactions, provided, however, that any opinion of outside counsel shall be provided at Purchaser’s expense.  In connection with such a Securitization, the Purchaser may be required to engage a master servicer or trustee to determine the allocation of payments to and make remittances to the certificateholders, at the Purchaser’s sole cost and expense.  In the event that a master servicer or trustee is requested by the Purchaser to determine the allocation of payments and to make remittances to the certificateholders, the Servicer agrees to service the Mortgage Loans in accordance with the reasonable and customary requirements of such Securitization, which may include the Servicer’s acting as a subservicer in a master servicing arrangement.  With respect to the then owners of the Mortgage Loans, the Servicer shall thereafter deal solely with such master servicer or trustee, as the case may be with respect to such Mortgage Loans which are subject to the Securitization and shall not be required to deal with any other party with respect to such Mortgage Loans.  The reasonable out-of-pocket cost of such securitization, not to exceed $5000, shall be borne by the Purchaser, other than the Seller’s overhead or employees’ salaries.

Section 3.06

Servicing Control Notice.

As a condition to Closing, the Servicer shall execute and deliver a Servicing Control Notice in the form attached hereto as Exhibit 3.

ARTICLE IV:
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER AND CONDITIONS PRECEDENT TO FUNDING

Section 4.01

Representations and Warranties.

The Purchaser represents, warrants and covenants to the Seller that as of each Funding Date or as of such date specifically provided herein:

(1)

Due Organization.  The Purchaser is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has all licenses necessary to carry on its business now being conducted and is licensed, qualified and in good standing under the laws of each state where a Mortgaged Property is located or is otherwise exempt under applicable law from such qualification or is otherwise not required under applicable law to effect such qualification; no demand for such qualification has been made upon the Purchaser by any state having jurisdiction and in any event the Purchaser is or will be in compliance with the laws of any such state to the extent necessary to enforce each Mortgage Loan.

(2)

Due Authority.  The Purchaser had the full power and authority and legal right to acquire the Mortgage Loans that it acquired.  The Purchaser has the full power and authority to hold each Mortgage Loan, to sell each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement.  The Purchaser has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, receivership, conservatorship, insolvency, moratorium and other laws relating to or affecting creditors’ rights generally or the rights of creditors of banks and to the general principles of equity (whether such enforceability is considered in a proceeding in equity or at law);

(3)

No Conflict.  None of the execution and delivery of this Agreement, the acquisition or origination, as applicable, of the Mortgage Loans by the Purchaser, the purchase of the Mortgage Loans, the consummation of the transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a material breach of any of the terms, conditions or provisions of the Purchaser’s organizational documents and bylaws or any legal restriction or any agreement or instrument to which the Purchaser is now a party or by which it is bound, or constitute a material default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Purchaser or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

(4)

Ability to Perform.  The Purchaser does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(5)

No Material Default.  The Purchaser is not in material default under any agreement, contract, instrument or indenture of any nature whatsoever to which the Purchaser is a party or by which it (or any of its assets) is bound, which default would have a material adverse effect on the ability of the Purchaser to perform under this Agreement, nor, to the best of the Purchaser’s knowledge, has any event occurred which, with notice, lapse of time or both would constitute a default under any such agreement, contract, instrument or indenture and have a material adverse effect on the ability of the Purchaser to perform its obligations under this Agreement;

(6)

No Change in Business.  There has been no change in the business, operations, financial condition, properties or assets of the Purchaser since the date of the Purchaser’s financial statements that would have a material adverse effect on the ability of the Purchaser to perform its obligations under this Agreement;

(7)

Litigation Pending.  There is no action, suit, proceeding or investigation pending or, to the best of the Purchaser’s knowledge, threatened, against the Purchaser, which, either in any one instance or in the aggregate, if determined adversely to the Purchaser would adversely affect the purchase of the Mortgage Loans or the execution, delivery or enforceability of this Agreement or result in any material liability of the Purchaser, or draw into question the validity of this Agreement, or the Mortgage Loans or have a material adverse effect on the financial condition of the Purchaser;

(8)

Broker.  The Purchaser has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction.

(9)

No Consent Required.  No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, the purchase of the Mortgage Loans from the Seller or the consummation of the transactions contemplated by this Agreement or, if required, such approval has been obtained prior to the Funding Date;

(10)

Ordinary Course of Business.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of business of the Purchaser;

(11)

Non-Petition Agreement. The Purchaser covenants and agrees that it shall not, prior to the date which is one year and one day (or if longer, the applicable preference period then in effect) after the payment in full of all rated obligations of Bishop’s Gate Residential Mortgage Trust, acquiesce, petition or otherwise, directly or indirectly, invoke or cause Bishop’s Gate Residential Mortgage Trust to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against Bishop’s Gate Residential Mortgage Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator, or other similar official of Bishop’s Gate Residential Mortgage Trust.  This covenant and agreement shall be binding upon the Purchaser and any assignee or transferee of the Purchaser;

(12)

No Untrue Information.  Neither this Agreement nor any statement, report or other agreement, document or instrument furnished or to be furnished pursuant to this Agreement contains or will contain any materially untrue statement of fact or omits or will omit to state a fact necessary to make the statements contained therein not misleading;

(13)

Non-solicitation.  The Purchaser agrees that it shall not solicit any Mortgagors (in writing or otherwise) to refinance any of the Mortgage Loans; provided that mass advertising or mailings (such as placing advertisements on television, on radio, in magazines or in newspapers or including messages in billing statements) that are not exclusively directed towards the Mortgagors shall not constitute solicitation and shall not violate this covenant; and

(14)

Privacy.  Purchaser agrees and acknowledges that as to all nonpublic personal information received or obtained by it with respect to any Mortgagor: (a) such information is and shall be held by Purchaser in accordance with all applicable law, including but not limited to the privacy provisions of the Gramm-Leach Bliley Act; (b) such information is in connection with a proposed or actual secondary market sale related to a transaction of the Mortgagor for purposes of 16 C.F.R.§313.14(a)(3); and (c) Purchaser is hereby prohibited from disclosing or using any such information other than to carry out the express provisions of this Agreement, or as otherwise permitted by applicable law.

(15) MERS.  The Purchaser is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the Purchaser’s performance of its obligations under this Agreement with respect to the Mortgage Loans, for as long as such Mortgage Loans are registered with MERS.

Section 4.02

Conditions Precedent to Closing.

Each purchase of Mortgage Loans hereunder shall be subject to each of the following conditions:

(a)

All of the representations and warranties of Seller and Servicer under the Cendant Guide, and of Seller, Servicer and Purchaser under this Agreement shall be true and correct as of the Funding Date, and no event shall have occurred which, with notice or the passage of time, would constitute an Event of Default under this Agreement or under the Cendant Guide;

(b)

Purchaser shall have received, or Purchaser’s attorneys as determined by Purchaser shall have received in escrow, all closing documents as specified herein, in such forms as are agreed upon and acceptable to Purchaser, duly executed by all signatories other than Purchaser as required pursuant to the respective terms thereof;

(c)

Purchaser shall have received, the assignment and transfer notice of the Additional Collateral  Mortgage Loans signed by the Seller;

(d)  All other terms and conditions of this Agreement shall have been complied with.

Subject to the foregoing conditions, Purchaser shall pay to Seller on each Funding Date the applicable Purchase Price as provided herein.

ARTICLE V:
ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 5.01

Cendant Mortgage to Act as Servicer; Servicing Standards; Additional Documents; Consent of the Purchaser.

(1)

The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans and REO Property from and after each Funding Date in accordance with the terms and provisions of the Mortgage Loans, applicable law and the terms and provisions of this Agreement for and on behalf of, and in the best interests of, the Purchaser (without taking into account any relationship the Servicer may have with any Mortgagor or other Person, the participation, if any, of the Servicer in any financing provided in connection with the sale of any Mortgaged Property, or the Servicer’s obligation to advance any expenses or incur any costs in the performance of its duties hereunder) in accordance with a standard that is not less than the higher of (a) the same care, skill, prudence and diligence with which it services similar assets held for its own or its Affiliates’ account and (b) the same care, skill, prudence and diligence with which it services similar assets for third party institutional investors, in each case giving due consideration to customary and usual standards of practice of prudent institutional mortgage loan servicers utilized with respect to mortgage loans comparable to the Mortgage Loans.  Subject to the foregoing standards, in connection with such servicing and administration, the Servicer shall seek to maximize the timely recovery of principal and interest on the Mortgage Notes; provided that nothing contained herein shall be construed as an express or implied guarantee by the Servicer of the collectibility of payments on the Mortgage Loans or shall be construed as impairing or adversely affecting any rights or benefits specifically provided by this Agreement to the Servicer, including with respect to Servicing Fees, except as otherwise set forth in this Agreement.

In the event that any of the Mortgage Loans included on the Mortgage Loan Schedule for a particular Funding Date are Additional Collateral Mortgage Loans (as defined in Exhibit 11 hereto), Seller and Purchaser shall enter into an Additional Collateral Assignment and Servicing Agreement, substantially in the form of Exhibit 11 hereto, and such Additional Collateral Mortgage Loans will be serviced in accordance with the terms of the related Additional Collateral Assignment and Servicing Agreement and the terms of this Agreement.

(2)

To the extent consistent with Section 5.01(1) and further subject to any express limitations set forth in this Agreement, the Servicer (acting alone or, solely in the circumstances permitted hereunder, acting through a subservicer) shall have full power and authority to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including the power and authority (a) to execute and deliver, on behalf of the Purchaser, customary consents or waivers and other instruments and documents (including estoppel certificates), (b) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (c) to submit claims to collect any Insurance Proceeds and Liquidation Proceeds, (d) to consent to the application of any Insurance Proceeds or Condemnation Proceeds to the restoration of the applicable Mortgaged Property or otherwise, (e) to bring an action in a court of law, including an unlawful detainer action, to enforce rights of the Purchaser with respect to any Mortgaged Property, (f) to execute and deliver, on behalf of the Purchaser, documents relating to the management, operation, maintenance, repair, marketing and sale of any Mortgaged Property or any REO Property, and (g) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan; provided that the Servicer shall not take any action not provided for in this Agreement that is materially inconsistent with or materially prejudices the interest of the Purchaser in any Mortgage Loan or under this Agreement.  If reasonably requested by the Servicer, the Purchaser shall furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans and the REO Properties, including documents relating to the foreclosure, receivership, management, operation, maintenance, repair, marketing and sale (in foreclosure or otherwise) of any Mortgaged Property or any REO Property. Nothing contained in this Agreement shall limit the ability of the Servicer to lend money to (whether on a secured or unsecured basis), and otherwise generally engage in any kind of business or dealings with, any Mortgagor as though the Servicer were not a party to this Agreement or to the transactions contemplated hereby.

(3)

Notwithstanding anything to the contrary contained herein:

(a)

the Servicer acknowledges that the Purchaser will retain title to, and ownership of, the Mortgage Loans and the REO Properties and that the Servicer does not hereby acquire any title to, security interest in, or other rights of any kind in or to any Mortgage Loan or REO Property or any portion thereof;

(b)

the Servicer shall not file any lien or any other encumbrance on, exercise any right of setoff against, or attach or assert any claim in or on any Mortgage Loan or REO Property, unless authorized pursuant to a judicial or administrative proceeding or a court order;

(c)

the Servicer shall, in servicing the Mortgage Loans, follow and comply with the servicing guidelines established by FNMA, provided that the Servicer shall specifically notify the Purchaser in writing and obtain the Purchaser’s written consent prior to the Servicer taking any of the following actions:  (1) modifying, amending or waiving any of the financial terms of, or making any other material modifications to, a Mortgage Loan, except the Servicer may, upon the Mortgagor’s request, accept a principal prepayment and re-amortize the then remaining principal balance over the then remaining term of the loan (resulting in a lower scheduled monthly payment but no change in the maturity date) and further provided that the Servicer, in consultation with counsel, determines that such a change would not be treated as a “substantial modification” that would cause a deemed exchange under Section 1001(a) of the Code or applicable temporary or final regulations thereunder at any time when the Mortgage Loan is held by a REMIC or grantor trust; (2) selling any Specially Serviced Mortgage Loan; (3) making, with respect to any Specially Serviced Mortgage Loan or REO Property, Servicing Advances provided that the Servicer shall not be required to so advise the Purchaser to the extent that each related Servicing Advance as to the related Mortgaged Property or REO Property is in the best interests of the Purchaser or other owner of the Mortgage Loan and that are deemed to be recoverable by the Servicer; (4) forgiving principal or interest on, or permitting to be satisfied at a discount, any Mortgage Loan; (5) accepting substitute or additional collateral, or releasing any collateral, for a Mortgage Loan. (6) converting to a fixed rate, deferring any payments, or increasing any principal balance If the Purchaser has not approved or rejected in writing any proposed action(s) recommended by the Servicer to be taken hereunder within 10 Business Days of the date such recommendation is made, then the Purchaser shall be deemed to have accepted such recommended action(s) and the Servicer shall not take any such action(s);

(d)

the Servicer shall notify the Purchaser of any modification, waiver or amendment of any term of any Mortgage Loan and the date thereof and shall deliver to the Custodian, for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver or amendment promptly following the execution thereof;

(e)

the Servicer shall remain primarily liable for the full performance of its obligations hereunder notwithstanding any appointment by the Servicer of a subservicer or subservicers hereunder; and

(f)

the Purchaser may at any time and from time to time, in its sole discretion, upon 10 Business Days written notice to the Servicer, terminate the Servicer’s servicing obligations hereunder with respect to (1) any REO Property or (2) any Mortgage Loan that, in accordance with the Purchaser’s internal credit classification criteria, has been classified as “doubtful” or a “loss.”  Upon the effectiveness of any such termination of the Servicer’s servicing obligations with respect to any such REO Property or Mortgage Loan, the Servicer shall deliver all agreements, documents, and instruments related thereto to the Purchaser, in accordance with applicable law.

(g) If requested by the Loss Mitigation Agent, the Servicer, during its normal business hours, will respond to reasonable inquiries, transmitted by the Loss Mitigation Agent in connection with any Mortgage Loan that is at least thirty (30) days delinquent or is a Specialty Serviced Mortgage Loan, an REO property, or a liquidated Mortgage Loan, provided that the Servicer shall only be required to provide information that is reasonably accessible and available to its personnel.

(h) Notwithstanding anything to the contrary herein, the Servicer agrees that with respect to loss mitigation decisions or details of a REO Disposition, that the Loss Mitigation Agent shall give its prior written approval.  The Purchaser shall respond to any request within 24 hours of notification.

Section 5.02

Collection of Mortgage Loan Payments.

Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans, which procedures shall in any event comply with the servicing standards set forth in Section 5.01.  Furthermore, the Servicer shall ascertain and estimate annual ground rents, taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgages, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

Section 5.03

Reports for Specially Serviced Mortgage Loans and Foreclosure Sales.

The Servicer shall, within five (5) calendar days following each Record Date, deliver to the Purchaser monthly reports (substantially in the form of Exhibit 5.03(a) and Exhibit 5.03(b) attached hereto) with respect to all Specially Serviced Mortgage Loans.  In addition, the Servicer shall, within one (1) Business Day following the occurrence of any foreclosure sale with respect to any Mortgaged Property, deliver to the Purchaser a notice of foreclosure sale substantially in the form of Exhibit 5.03(c) attached hereto.

Section 5.04

Establishment of Collection Account; Deposits in Collection Account.

The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Collection Accounts, in the form of time deposit or demand accounts.  The creation of any Collection Account shall be evidenced by a certification in the form of Exhibit 5.04-1 attached hereto, in the case of an account established with the Servicer, or a letter agreement in the form of Exhibit 5.04-2 attached hereto, in the case of an account held by a depository other than the Servicer.  In either case, a copy of such certification or letter agreement shall be furnished to the Purchaser.

The Servicer shall deposit in the Collection Account on a daily basis, within two Business Days after receipt (or as otherwise required pursuant to this Agreement in the case of clauses (8), (9) and (10) of this Section 5.04) and retain therein the following payments and collections received or made by it subsequent to each Funding Date, or received by it prior to the Funding Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Mortgage Loans due on or before the Funding Date:

(1)

all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

(2)

all payments on account of interest on the Mortgage Loans;

(3)

all Liquidation Proceeds;

(4)

all REO Proceeds;

(5)

all Insurance Proceeds, including amounts required to be deposited pursuant to Sections 5.10 and 5.11, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Properties or released to the applicable Mortgagors in accordance with the Servicer’s normal servicing procedures, the related Mortgages or applicable law;

(6)

all Condemnation Proceeds affecting any Mortgaged Property which are not released to a Mortgagor in accordance with the Servicer’s normal servicing procedures, the related Mortgage or applicable law;

(7)

any Monthly Advances in accordance with Section 6.03;

(8)

any amounts required to be deposited by the Servicer pursuant to Section 5.11 in connection with the deductible clause in any blanket hazard insurance policy, such deposit to be made from the Servicer’s own funds without reimbursement therefor;

(9)

any amounts required to be deposited by the Servicer pursuant to Section 5.16 in connection with any losses on Permitted Investments; and

(10)

any amounts required to be deposited in the Collection Account pursuant to Sections 7.01 or 7.02 or otherwise pursuant to the terms hereof.

The foregoing requirements for deposit in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 7.01, need not be deposited by the Servicer in the Collection Account and shall be retained by the Servicer as additional compensation.

Section 5.05

Permitted Withdrawals from the Collection Account.

The Servicer may, from time to time in accordance with the provisions hereof, withdraw amounts from the Collection Account for the following purposes (without duplication):

(1)

to reimburse itself for unreimbursed Monthly Advances and Servicing Advances that the Servicer has determined to be Non-Recoverable Advances as provided in Section 6.04;

(2)

to make payments to the Purchaser in the amounts, at the times and in the manner provided for in Section 6.01;

(3)

to reimburse itself for Monthly Advances, the Servicer’s right to reimburse itself pursuant to this Subsection (3) being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest with respect to which any such Monthly Advance was made;

(4)

to reimburse itself for unreimbursed Servicing Advances and for unreimbursed Monthly Advances, the Servicer’s right to reimburse itself pursuant to this Subsection (4) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of such reimbursement, the Servicer’s right thereto shall be prior to the rights of the Purchaser, except that, where  a Seller or the Servicer is required to repurchase (or substitute a Qualified Substitute Mortgage Loan for) a Mortgage Loan pursuant to the terms of this Agreement the Servicer’s right to such reimbursement shall be subsequent and subordinate to the payment to the Purchaser of the applicable Repurchase Price (or delivery of a Qualified Substitute Mortgage Loan) and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

(5)

to pay to itself, solely out of the interest portion of the Monthly Payment actually received with respect to a Mortgage Loan during the period ending on the most recent Determination Date, the Servicing Fee with respect to such Mortgage Loan;

(6)

to pay to itself as additional servicing compensation (a) any interest earned on funds in the Collection Account (all such interest to be withdrawn monthly not later than each Remittance Date)  provided that no such amounts shall be payable as servicing compensation to the extent they relate to a Mortgage Loan with respect to which a default, breach, violation, or event of acceleration exists or would exist but for the lapse of time, the giving of notice, or both;

(7)

to pay to itself with respect to each Mortgage Loan that has been repurchased pursuant to this Agreement all amounts received thereon and not distributed as of the date on which the related Repurchase Price is determined (except to the extent that such amounts constitute part of the Repurchase Price to be remitted to the Purchaser);

(8)

to remove any amounts deposited into the Collection Account in error; and

(9)

to clear and terminate the Collection Account upon the termination of this Agreement, with any funds contained therein to be distributed in accordance with the terms of this Agreement.

The Servicer shall keep and maintain a separate, detailed accounting, on a Mortgage Loan-by-Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to this Section.

Section 5.06

Establishment of Escrow Accounts; Deposits in Escrow.

The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts.  The creation of any Escrow Account shall be evidenced by a certification in the form shown on Exhibit 5.06-1 attached hereto, in the case of an account established with the Servicer, or a letter agreement in the form shown on Exhibit 5.06-2 attached hereto, in the case of an account held by a depository other than the Servicer, such depository having been consented to by the Purchaser.  In either case, a copy of such certification or letter agreement shall be furnished to the Purchaser.

The Servicer shall deposit in each Escrow Account on a daily basis, and retain therein, (i) all Escrow Payments collected on account of the related Mortgage Loans for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and (ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.  The Servicer shall make withdrawals therefrom only to effect such payments as are required under Sections 5.07 and/or 5.08.  The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes, without any right of reimbursement therefor.

Section 5.07

Permitted Withdrawals From Escrow Accounts.

Withdrawals from any Escrow Account may be made by the Servicer only (i) to effect timely payments of ground rents, taxes, assessments, water rates, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, and comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer for any Servicing Advance made by the Servicer with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan that represent late payments or collections of Escrow Payments thereunder, (iii) to refund to the Mortgagor any funds as may be determined to be overages, (iv) if permitted by applicable law, for transfer to the Collection Account in accordance with the terms of this Agreement, (v) for application to the restoration or repair of the Mortgaged Property in accordance with the terms of the related Mortgage Loan, (vi) to pay to the Servicer, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to reimburse a Mortgagor in connection with the making of the Payoff of the related Mortgage Loan or the termination of all or part of the escrow requirement in connection with the Mortgage Loan, in accordance with the Cendant Guide (viii) to remove any amounts deposited into the Escrow Account in error; or (ix) to clear and terminate the Escrow Account on the termination of this Agreement.

Section 5.08

Payment of Taxes, Insurance and Other Charges; Maintenance of Primary Insurance Policies; Collections Thereunder.

With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges, including renewal premiums, and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage and applicable law.  If a Mortgage does not provide for Escrow Payments, then the Servicer shall require that any such payments be made by the Mortgagor at the time they first become due.  The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor’s faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments but shall be entitled to reimbursement thereof in accordance with the terms of this Agreement.

The Servicer shall maintain in full force and effect a Primary Insurance Policy, conforming in all respects to the description set forth in Section 3.03(29), issued by an insurer described in that Section, with respect to each Mortgage Loan for which such coverage is required.  Such coverage will be maintained until the Loan-to-Value Ratio of the related Mortgage Loan is reduced to 75% or less in the case of a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80% or until such time, if any, as such insurance is required to be released in accordance with the provisions of applicable law including, but not limited to, the Homeowners Protection Act of 1998.  The Servicer shall assure that all premiums due under any Primary Insurance Policy are paid in a timely manner, but, shall be entitled to reimbursement pursuant to the terms of this Agreement for premiums paid by the Servicer on behalf of any Mortgagor who is obligated to pay such premiums but fails to do so.  The Servicer shall not cancel or refuse to renew any Primary Insurance Policy in effect on the Funding Date that is required to be kept in force under this Agreement unless a replacement Primary Insurance Policy for such canceled or nonrenewed policy is obtained from and maintained with an insurer that satisfies the standards set forth in Section 3.03(29).  The Servicer shall not take any action which would result in noncoverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Servicer, would have been covered thereunder.  In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 7.01, the Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Insurance Policy.  If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, then the Servicer shall obtain, and, except as otherwise provided above, maintain, a replacement Primary Insurance Policy as provided above.

In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such policies and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan.  Pursuant to Section 5.04, any amounts collected by the Servicer under any Primary Insurance Policy shall be deposited in the Collection Account, subject to withdrawal in accordance with Section 5.05.

Section 5.09

Transfer of Accounts.

The Servicer may transfer the Collection Account or any Escrow Account to a different depository institution from time to time; provided that (i) no such transfer shall be made unless all certifications or letter agreements required under Section 5.04 have been executed and delivered by the parties thereto; and (ii) concurrently upon any such transfer, the Servicer shall give written notice thereof to the Purchaser.  Notwithstanding anything to the contrary contained herein, the Collection Account and each Escrow Account shall at all times constitute Eligible Accounts.

Section 5.10

Maintenance of Hazard Insurance.

The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount that is at least equal to the lesser of (a) the maximum insurable value of the improvements securing such Mortgage Loan and (b) the greater of (1) the Unpaid Principal Balance of such Mortgage Loan or (2) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the loss payee from becoming a co insurer; provided, however that the Servicer shall not require fire and hazard insurance in an amount in excess of that permitted by applicable law.

If any Mortgaged Property is in an area identified by the Federal Emergency Management Agency as having special flood hazards and such flood insurance has been made available, then the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the lesser of (a) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the outstanding principal balance of the related Mortgage Loan if replacement cost coverage is not available for the type of building insured) or (b) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended (assuming that the area in which such Mortgaged Property is located is participating in such program).

The Servicer shall also maintain on each REO Property fire, hazard and liability insurance, and to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance with extended coverage in an amount which is at least equal to the lesser of (a) the maximum insurable value of the improvements which are a part of such property and (b) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property plus accrued interest at the Note Rate and related Servicing Advances.

All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, or upon request to the Purchaser, and shall provide for at least 30 days prior written notice of any cancellation, reduction in the amount of, or material change in, coverage to the Servicer.  The Servicer shall not interfere with the Mortgagor’s freedom of choice in selecting either his insurance carrier or agent, provided that the Servicer shall not accept any such insurance policies from insurance companies unless such companies (a) currently reflect (1) a general policyholder’s rating of B+ or better and a financial size category of III or better in Best’s Key Rating Guide, or (2) a general policyholder’s rating of “A” or “A “ or better in Best’s Key Rating Guide, and (b) are licensed to do business in the state wherein the related Mortgaged Property is located.  Notwithstanding the foregoing, the Servicer may accept a policy underwritten by Lloyd’s of London or, if it is the only coverage available, coverage under a state’s Fair Access to Insurance Requirement (FAIR) Plan.  If a hazard policy becomes in danger of being terminated, or the insurer ceases to have the ratings noted above, the Servicer shall notify the Purchaser and the related Mortgagor, and shall use its best efforts, as permitted by applicable law, to obtain from another qualified insurer a replacement hazard insurance policy substantially and materially similar in all respects to the original policy.  In no event, however, shall a Mortgage Loan be without a hazard insurance policy at any time, subject only to Section 5.11.

Pursuant to Section 5.04, any amounts collected by the Servicer under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Servicer’s normal servicing procedures, shall be deposited in the Collection Account within two Business Days after receipt, subject to withdrawal in accordance with Section 5.05.  Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating remittances to the Purchaser, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of the Mortgagor or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

Section 5.11

Maintenance of Mortgage Impairment Insurance Policy.

If the Servicer obtains and maintains a blanket policy issued by an issuer that has a Best’s Key rating of A+:V insuring against hazard losses on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 5.10 and otherwise complies with all other requirements of Section 5.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 5.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, if there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Section 5.10 and there shall have been one or more losses which would have been covered by such policy, deposit in the Collection Account the amount not otherwise payable under the blanket policy because of such deductible clause; provided that the Servicer shall not be entitled to obtain reimbursement therefor.  In connection with its activities as servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of the Purchaser, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.  Upon request of the Purchaser, the Servicer shall cause to be delivered to the Purchaser a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days’ prior written notice to the Purchaser.

Section 5.12

Fidelity Bond; Errors and Omissions Insurance.

The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies that would meet the requirements of FNMA and FHLMC on all officers, employees or other Persons acting in any capacity with regard to the Mortgage Loan to handle funds, money, documents and papers relating to the Mortgage Loans.  The Fidelity Bond and errors and omissions insurance shall be in the form of the “Mortgage Banker’s Blanket Bond” and shall protect and insure the Servicer against losses, including losses arising by virtue of any Mortgage Loan not being satisfied in accordance with the procedures set forth in Section  7.02 and/or losses resulting from or arising in connection with forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of or by such Persons.  Such Fidelity Bond shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby.  No provision of this Section 5.12 requiring the Fidelity Bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement.  The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Guide and by FHLMC in the FHLMC Servicing Guide.  The Servicer shall cause to be delivered to the Purchaser on or before the Funding Date:  (i)  a certified true copy of the Fidelity Bond and insurance policy; (ii) a written statement from the surety and the insurer that such Fidelity Bond or insurance policy shall in no event be terminated or materially modified without 30 days’ prior written notice to the Purchaser; and (iii) written evidence reasonably satisfactory to the Purchaser that such Fidelity Bond or insurance policy provides that the Purchaser is a beneficiary or loss payee thereunder.

Section 5.13

Management of REO Properties.

If title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure (each, an “REO Property”), the deed or certificate of sale shall be taken in the name of the Purchaser or the Person (which may be the Servicer for the benefit of the Purchaser) designated by the Purchaser, or in the event the Purchaser notifies the Servicer that the Purchaser or such Person is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the “doing business” or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Purchaser or Servicer at Purchaser’s expense upon notification from the Purchaser from an attorney duly licensed to practice law in the state where the REO Property is located.  The Servicer (acting alone or through a subservicer), on behalf of the Purchaser, shall, subject to Section 5.01(3)(c), dispose of any REO Property pursuant to Section 5.14.  Unless an appraisal prepared by an MAI Appraiser who is Independent in accordance with the provisions of 12 C.F.R. 225.65 shall have been obtained in connection with the acquisition of such REO Property, promptly following any acquisition by the Purchaser (through the Servicer) of an REO Property, the Servicer shall obtain a narrative appraisal thereof (at the expense of the Purchaser) in order to determine the fair market value of such REO Property.  The Servicer shall promptly notify the Purchaser of the results of such appraisal.  The Servicer shall also cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least monthly thereafter, and Servicer shall be entitled to be reimbursed for expenses in connection therewith in accordance with this Agreement.  The Servicer shall make or cause to be made a written report of each such inspection.  Such reports shall be retained in the Servicer’s Mortgage File and copies thereof shall be forwarded by the Servicer to the Purchaser upon Purchaser’s request.  The Servicer shall also furnish to the Purchaser the applicable reports required under Section 8.01.

Notwithstanding anything to the contrary contained herein, if a REMIC election has been or is to be made with respect to the arrangement under which the Mortgage Loans and the REO Properties are held, then the Servicer shall manage, conserve, protect and operate each REO Property in a manner that does not cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 86OG(a)(8) of the Code or result in the receipt by such REMIC of any “income from non-permitted assets” within the meaning of Section 86OF(a)(2)(B) or any “net income from foreclosure property” within the meaning of Section 86OG(c)(2) of the Code (or comparable provisions of any successor or similar legislation).

The Servicer shall deposit and hold all revenues and funds collected and received in connection with the operation of each REO Property in the Collection Account, and the Servicer shall account separately for revenues and funds received or expended with respect to each REO Property.

The Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement (and, in particular, Section 5.01(3)(c)), to do any and all things in connection with any REO Property as are consistent with the servicing standards set forth in Section 5.01.  In connection therewith, the Servicer shall deposit or cause to be deposited on a daily basis in the Collection Account all revenues and collections received or collected by it with respect to each REO Property, including all proceeds of any REO Disposition.  Subject to Section 5.15, the Servicer shall withdraw (without duplication) from the Collection Account, but solely from the revenues and collections received or collected by it with respect to a specific REO Property, such funds necessary for the proper operation, management and maintenance of such REO Property, including the following:

(1)

all insurance premiums due and payable in respect of such REO Property;

(2)

all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon;

(3)

all customary and reasonable costs and expenses necessary to maintain, repair, appraise, evaluate, manage or operate such REO Property (including the customary and reasonable costs incurred by any “managing agent” retained by the Servicer in connection with the maintenance, management or operation of such REO Property);

(4)

all reasonable costs and expenses of restoration improvements, deferred maintenance and tenant improvements; and

(5)

all other reasonable costs and expenses, including reasonable attorneys’ fees, that the Servicer may suffer or incur in connection with its performance of its obligations under this Section (other than costs and expenses that the Servicer is expressly obligated to bear pursuant to this Agreement).

To the extent that amounts on deposit in the Collection Account are insufficient for the purposes set forth in clauses (1) through (5) above, the Servicer shall, subject to Section 6.04, advance the amount of funds required to cover the shortfall with respect thereto.  The Servicer shall promptly notify the Purchaser in writing of any failure by the Servicer to make a Servicing Advance of the type specified in clauses (1) or (2) above (irrespective of whether such Servicing Advance is claimed to be non-recoverable by the Servicer pursuant to Section 6.04).

Following the consummation of an REO Disposition, the Servicer shall remit to the Purchaser, in accordance with Section 6.01, any proceeds from such REO Disposition in the Collection Account following the payment of all expenses and Servicing Advances relating to the subject REO Property.

Section 5.14

Sale of Specially Serviced Mortgage Loans and REO Properties.

Subject to Section 5.01 (and, specifically, Section 5.01(3)(c)) and Section 5.15, the Servicer shall offer to sell any REO Property in the manner that is in the best interests of the Purchaser or other owner of the REO, but no later than the time determined by the Servicer to be sufficient to result in the sale of such REO Property on or prior to the time specified in Section 5.15.  In accordance with the servicing standards set forth in Section 5.01, the Servicer or designated agent of the Servicer shall solicit bids and offers from Persons for the purchase of any Specially Serviced Mortgage Loan or REO Property and, upon receipt thereof, promptly (but in any event within 3 Business Days) present such bids and offers to the Purchaser. The Servicer shall not accept any bid or offer for any Specially Serviced Mortgage Loan or REO Property except in compliance with Section 5.01(3)(c).  The Purchaser may reject any bid or offer if the Purchaser determines the rejection of such bid or offer would be in the best interests of the Purchaser. The Purchaser shall notify the Servicer of such determination within three (3) Business Days of notice of any such bids from the Servicer, provided all necessary information has been delivered to the Purchaser.  If the Purchaser rejects any bid or offer, the Servicer shall, if appropriate, seek an extension of the 3 year period referred to in Section 5.15.

Subject to Section 5.01 (and, specifically, Section 5.01(3)(c)) and Section 5.15, the Servicer shall act on behalf of the Purchaser in negotiating and taking any other action necessary or appropriate in connection with the sale of any Specially Serviced Mortgage Loan or REO Property, including the collection of all amounts payable in connection therewith.  The terms of sale of any Specially Serviced Mortgage Loan or REO Property shall be in the sole discretion of the Purchaser.  Any sale of a Specially Serviced Mortgage Loan or any REO Disposition shall be without recourse to, or representation or warranty by, the Purchaser or the Servicer, and, if consummated in accordance with the terms of this Agreement, then the Servicer shall have no liability to the Purchaser with respect to the purchase price therefor accepted by the Purchaser.  The proceeds of any sale after deduction of the expenses of such sale incurred in connection therewith shall be promptly deposited in (a) if such sale is an REO Disposition, in the Collection Account in accordance with Section 5.13 and (b) in any other circumstance, the Collection Account in accordance with Section 5.04.

Section 5.15

Realization Upon Specially Serviced Mortgage Loans and REO Properties.

Subject to Section 5.01(3)(c), the Servicer shall foreclose upon or otherwise comparably convert the ownership of properties securing such of the Specially Serviced Mortgage Loans as come into and continue in default and as to which (a) in the reasonable judgment of the Servicer, no satisfactory arrangements can, in accordance with prudent lending practices, be made for collection of delinquent payments pursuant to Section 5.01 and (b) such foreclosure or other conversion is otherwise in accordance with Section 5.01.  The Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration, repair, protection or maintenance of any property unless it shall determine that such expenses will be recoverable to it as Servicing Advances either through Liquidation Proceeds or through Insurance Proceeds (in accordance with Section 5.05) or from any other source relating to the Specially Serviced Mortgage Loan.  The Servicer shall be required to advance funds for all other costs and expenses incurred by it in any such foreclosure proceedings; provided that it shall be entitled to reimbursement thereof from the proceeds of liquidation of the related Mortgaged Property, as contemplated by Section 5.05.

Upon any Mortgaged Property becoming an REO Property, the Servicer shall promptly notify the Purchaser thereof, specifying the date on which such Mortgaged Property became an REO Property.  Pursuant to its efforts to sell such REO Property, the Servicer shall, either itself or through an agent selected by it, protect and conserve such REO Property in accordance with the servicing standards set forth in Section 5.01 and may, subject to Section 5.01(3)(c) and incident to its conservation and protection of the interests of the Purchaser, or any part thereof, for the period to the sale of such REO Property.

Notwithstanding anything to the contrary contained herein, the Purchaser shall not, and the Servicer shall not on the Purchaser’s behalf, acquire any real property (or personal property incident to such real property) except in connection with a default or a default that is imminent on a Mortgage Loan.  If the Purchaser acquires any real property (or personal property incident to such real property) in connection with such a default, then such property shall be disposed of by the Servicer in accordance with this Section and Section 5.14 as soon as possible but in no event later than 3 years after its acquisition by the Servicer on behalf of the Purchaser, unless the Servicer obtains, at the expense of the Purchaser, in a timely fashion an extension from the Internal Revenue Service for an additional specified period.

Any recommendation of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding.  The income earned from the management of any REO Property, net of reimbursement to the Servicer for Servicing Advances and fees for work-out compensation in accordance with the FHLMC Servicing Guide, incurred with respect to such REO Property under Section 5.13, shall be applied to the payment of the costs and expenses set forth in Section 5.13(4), with any remaining amounts to be promptly deposited in the Collection Account in accordance with Section 5.13.

If, in the exercise of its servicing obligations with respect to any Mortgaged Property hereunder, the Servicer deems it is necessary or advisable to obtain an Environmental Assessment, then the Servicer shall so obtain an Environmental Assessment, it being understood that all reasonable costs and expenses incurred by the Servicer in connection with any such Environmental Assessment (including the cost thereof) shall be deemed to be Servicing Advances recoverable by the Servicer pursuant to Section 5.13(4).  Such Environmental Assessment shall (a) assess whether (1) such Mortgaged Property is in material violation of applicable Environmental Laws or (2) after consultation with an environmental expert, taking the actions necessary to comply with applicable Environmental Laws is reasonably likely to produce a greater recovery on a net present value basis than not taking such actions, and (b) identify whether (1) any circumstances are present at such Mortgaged Property relating to the use, management or disposal of any hazardous materials for which investigation, testing, monitoring, containment, clean-up or re mediation could be required under any federal, state or local law or regulation, or (2) if such circumstances exist, after consultation with an environmental expert, taking such actions is reasonably likely to produce a greater recovery on a present value basis than not taking such actions.  (The conditions described in the immediately preceding clauses (a) and (b) shall be referred to herein as “Environmental Conditions Precedent to Foreclosure.”)  If any such Environmental Assessment so warrants, the Servicer is hereby authorized to and shall perform such additional environmental testing as it deems necessary and prudent to establish the satisfaction of the foregoing Environmental Conditions Precedent to Foreclosure or to proceed as set forth below (such additional testing thereafter being included in the term “Environmental Assessment ”).

If an Environmental Assessment deemed necessary or advisable by the Servicer in accordance with this Section 5.15 establishes that any of the Environmental Conditions Precedent to Foreclosure is not satisfied with respect to any Mortgaged Property, but the Servicer in good faith reasonably believes that it is in the best economic interest of the Purchaser to proceed against such Mortgaged Property and, if title thereto is acquired, to take such remedial, corrective or other action with respect to the unsatisfied condition or conditions as may be prescribed by applicable law to satisfy such condition or conditions, then the Servicer shall so notify the Purchaser.  If, pursuant to Section 5.01(3)(c), the Purchaser has notified the Servicer in writing to proceed against such Mortgaged Property, then the Servicer shall so proceed.  The cost of any remedial, corrective or other action contemplated by the preceding sentence in respect of any of the Environmental Conditions Precedent to Foreclosure that is not satisfied shall not be an expense of the Servicer and the Servicer shall not be required to expend or risk its own funds or otherwise incur any financial liability in connection with any such action.

If an Environmental Assessment deemed necessary or advisable by the Servicer in accordance with this Section 5.15 establishes that any of the Environmental Conditions Precedent to Foreclosure is not satisfied with respect to any Mortgaged Property and, in accordance with Section 5.01(3)(c), the Purchaser elects or is deemed to have elected not to proceed against such Mortgaged Property, then the Servicer shall, subject to Section 5.01(3)(c), take such action as it deems to be in the best economic interest of the Purchaser (other than proceeding against the Mortgaged Property or directly or indirectly becoming the owner or operator thereof) as determined in accordance with the servicing standard set forth in Section 5.01 and is hereby authorized at such time as it deems appropriate to release such Mortgaged Property from the lien of the related Mortgage.

Prior to the Servicer taking any action with respect to the use, management or disposal of any hazardous materials on any Mortgaged Property, the Servicer shall request the approval of the Purchaser in accordance with Section 5.01(3)(c) and, if such action is approved by the Purchaser, (a) keep the Purchaser apprised of the progress of such action; and (b) take such action in compliance with all applicable Environmental Laws.

Section 5.16

Investment of Funds in the Collection Account.

The Servicer may direct any depository institution which holds the Collection Account to invest the funds in the Collection Account in one or more Permitted Investments bearing interest.  All such Permitted Investments shall be held to maturity, unless payable on demand.  In the event amounts on deposit in the Collection Account are at any time invested in a Permitted Investment payable on demand, the Servicer shall:

(a)

consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

(b)

demand payment of all amounts due thereunder promptly upon determination by the Servicer or notice from the Purchaser that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Collection Account.

All income and gain realized from investment of funds deposited in the Collection Account shall be for the benefit of the Servicer and shall be subject to its withdrawal in accordance with Section 5.05.  The Servicer shall deposit in the Collection Account the amount of any loss incurred in respect of any Permitted Investment immediately upon realization of such loss.

Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Purchaser may elect to take such action, or instruct the Servicer to take such action, as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings, at the expense of the Servicer.

Section 5.17

MERS.

In the case of each MERS Mortgage Loan, the Servicer shall, as soon as practicable after the Purchaser’s request (but in no event more than 30 days thereafter with respect to each Mortgage Loan that was a MERS Mortgage Loan as of the Funding Date, or 90 days thereafter with respect to each Mortgage Loan that was a MERS Eligible Mortgage Loan as of the Funding Date and subsequent to the Funding Date becomes a MERS Mortgage Loan), the Servicer shall take such actions as are necessary to cause the Purchaser to be clearly identified as the owner of each MERS Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.  Each of the Purchaser and the Servicer shall maintain in good standing its membership in MERS.  In addition, Each of the Purchaser and the Servicer shall comply with all rules, policies and procedures of MERS, including the Rules of Membership, as amended, and the MERS Procedures Manual, as amended.  With respect to all MERS Mortgage Loans serviced hereunder, the Servicer shall promptly notify MERS as to any transfer of beneficial ownership or release of any security interest in such Mortgage Loans.  The Servicer shall cooperate with the Purchaser and any successor owner or successor servicer to the extent necessary to ensure that any transfer of ownership or servicing is appropriately reflected on the MERS system.

Section 5.18.

Designation of a Master Servicer.

Notwithstanding anything to the contrary contained in this Agreement, the Purchaser shall have the right, in its sole discretion, to appoint and designate (such action, the “Appointment”) a master servicer (a “Master Servicer”), as master servicer of some or all of the Mortgage Loans then subject to this Agreement.  Upon receipt of written notice of such Appointment from the then Purchaser, the Servicer shall correspond and communicate with the Master Servicer, as if the Master Servicer were the Purchaser hereunder.  Furthermore, the Master Service shall have all rights as designee of the Purchaser to enforce the representations and warranties, and all other covenants and conditions set forth in this Agreement, including without limitation, the right to indemnification, and the Servicer shall follow the instructions of the Master Servicer under this Agreement as if such instructions were the instructions of the Purchaser.  The Master Servicer shall have the right to give any waivers of consents required or allowed under this Agreement on behalf of the Purchaser, and shall furthermore be empowered to enter into and execute and deliver any amendments or modifications to this Agreement as the Purchaser’s designee hereunder, and such amendments or modifications shall be binding upon the Purchaser as if the Purchaser had executed and delivered the same.  All amounts due to the Purchaser under this Agreement shall be remitted to the Master Servicer in accordance with the Agreement.  The Master Servicer shall not assume any of the liabilities of the Purchaser under this Agreement.

Notwithstanding the provisions of this Agreement requiring the delivery of an agreement of the Servicer in order to be recognized by the Servicer, from and after the Appointment of the Master Servicer pursuant to this Section until the Master Servicer Termination (as defined below) the Servicer shall be required to recognize and deal with the Master Servicer under this Agreement, and any other contrary provisions shall be superseded, and shall have no effect for the duration of this Appointment.

The Servicer shall treat the Master Servicer as the Purchaser under this Agreement in accordance with the provisions of this Section unless and until the Servicer receives written notice from the then current Purchaser under this Agreement that the then current Purchaser has terminated the Master Servicer (such notice, the “Master Servicer Termination”).  Upon receipt of the Master Service Termination, the Servicer shall no longer recognize or deal directly with the then current Purchaser, or such other designee appointed by the Purchaser by Appointment in accordance with this Section.

Section 5.19

Indemnification by Master Servicer.

The Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgements and other costs and expenses arising out of or based upon a breach by the Master Servicer or any of its officers, directors, agents or affiliates of its obligations in connection with the preparation, filing and certification of any Form 10-K under any pooling and servicing agreement or equivalent relating to any securitization or Pass-Through Transfer  of the Pooling and Servicing Agreement or the negligence, bad faith or willful misconduct of the Master Servicer in connection therewith.  In addition, the Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgements and other costs and expenses arising out of or based upon a breach by any Servicer (as defined in  any pooling and servicing agreement or equivalent relating to any securitization or Pass-Through Transfer), other than the Servicer (as defined in this Agreement), of its obligations in connection with any back-up certification (or any other back-up documents) to any certification of any Form 10-K required to be provided by the Master Servicer, but solely to the extent the Master Servicer receives amounts from such Servicer in connection with any indemnification provided by such Servicer (in each case as defined in any pooling and servicing agreement or equivalent relating to any securitization or Pass-Through Transfer ) to the Master Servicer.

ARTICLE VI:
REPORTS; REMITTANCES; ADVANCES

Section 6.01

Remittances.

(1)

On each Remittance Date, the Servicer shall remit to the Purchaser (a) all amounts credited to the Collection Account as of the close of business on the last day of the related Due Period (including (1) the amount of any Payoff, together with interest thereon at the related Remittance Rate to the end of the month in which prepayment in full or in part of the related Mortgage Loan occurs and (2) all proceeds of any REO Disposition net of amounts payable to the Servicer pursuant to Section 5.13), net of charges against or withdrawals from the Collection Account in accordance with Section 5.05, which charges against or withdrawals from the Collection Account the Servicer shall make solely on such Remittance Date, plus (b) all Monthly Advances, if any, which the Servicer is obligated to remit pursuant to Section 6.03; provided that the Servicer shall not be required to remit, until the next following Remittance Date, any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the related Due Period.

(2)

All remittances made to the Purchaser on each Remittance Date will be made to the Purchaser by wire transfer of immediately available funds accordingly to the instructions that will be provided by Purchaser to the Servicer.

(3)

With respect to any remittance received by the Purchaser after the Business Day on which such payment was due, the Servicer shall pay to the Purchaser interest on any such late payment at an annual rate equal to One-month LIBOR (as published in the Wall Street Journal) plus 200 basis points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by the Servicer to the Purchaser on the date such late payment is made and shall cover the period commencing with the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive.  Such interest shall be remitted along with such late payment.  Neither the payment by the Servicer nor the acceptance by the Purchaser of any such interest shall be deemed an extension of time for payment or a waiver by the Purchaser of any Event of Default.

Section 6.02

Reporting.

On or before the 5Th calendar day (or, if such day is not a Business Day, on the immediately succeeding Business Day) of each month during the term hereof, the Servicer shall deliver to the Purchaser monthly accounting reports in the form of Exhibits 6.02(a) through 6.02(g) attached hereto with respect to the most recently ended Monthly Period.  Upon Purchaser selecting Wells Fargo as Master Servicer, Servicer will provide the Ryland Format servicing report in the form Exhibit 6.02(h).  Any additional costs to change the form of Exhibit 6.02(h) will be borne by Wells Fargo. Such monthly accounting reports shall include information as to the aggregate Unpaid Principal Balance of all Mortgage Loans, the scheduled amortization of all Mortgage Loans, any delinquencies and the amount of any Principal Prepayments as of the most recently ended Record Date.

The Servicer shall provide the Purchaser with such information concerning the Mortgage Loans as is necessary for the Purchaser to prepare its federal income tax return as the Purchaser may reasonably request from time to time.

Section 6.03

Monthly Advances by the Servicer.

(1)

Not later than the close of business on the Business Day immediately preceding each Remittance Date, the Servicer shall deposit in the Collection Account an amount equal to all Monthly Payments not previously advanced by the Servicer (with interest adjusted to the Remittance Rate) that were due on a Mortgage Loan and delinquent at the close of business on the related Determination Date.  The Servicer may reduce the total amount to be deposited in the Collection Account as required by the foregoing sentence by the amount of funds in the Collection Account which represent Prepaid Monthly Payments.

(2)

The Servicer’s obligations to make Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the Remittance Date prior to the Remittance Date for the remittance of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds or Condemnation Proceeds) with respect to the Mortgage Loan; provided that such obligation shall cease if the Servicer furnishes to the Purchaser an Officers’ Certificate evidencing the determination by the Servicer in accordance with Section 6.04 that an advance with respect to such Mortgage Loan would constitute a Non-recoverable Advance.

Section 6.04

Non-recoverable Advances.

The determination by the Servicer that it has made a Non-recoverable Advance or that any Monthly Advance or Servicing Advance, if made, would constitute a Non-recoverable Advance shall be evidenced by an Officers’ Certificate delivered to the Purchaser detailing the reasons for such determination.

Section 6.05

Itemization of Servicing Advances.

The Servicer shall provide the Purchaser with an itemization of all Servicing Advances incurred or made by the Servicer hereunder as the Purchaser may from time to time reasonably request.

Section 6.06

Officer’s Certificate.

The Seller shall deliver to the Purchaser an Officer’s Certificate in the form attached hereto as Exhibit 9 on the Initial Funding Date and upon Purchaser’s reasonable request thereafter.

ARTICLE VII:
GENERAL SERVICING PROCEDURE

Section 7.01

Enforcement of Due-on-Sale Clauses, Assumption Agreements.

(1)

The Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any “ due-on-sale” clause applicable thereto; provided that the Servicer shall not exercise any such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Insurance Policy, if any.

(2)

If the Servicer is prohibited from enforcing such “due-on-sale” clause, then the Servicer will enter into an assumption agreement with the Person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon.  (For purposes of this Section 7.01, the term “assumption” is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.)  Upon the approval of the Purchaser, if any Mortgage Loan is to be assumed, then the Servicer shall inquire into the creditworthiness of the proposed transferee and shall use the same underwriting criteria for approving the credit of the proposed transferee that are used with respect to underwriting mortgage loans of the same type as the Mortgage Loans.  Where an assumption is allowed, the Servicer, with the prior written consent of the primary mortgage insurer, if any, and subject to the conditions of Section 7.01(3), shall, and is hereby authorized to, enter into a substitution of liability agreement with the Person to whom the Mortgaged Property is proposed to be conveyed pursuant to which the original mortgagor is released from liability and such Person is substituted as mortgagor and becomes liable under the related Mortgage Note.  Any such substitution of liability agreement shall be in lieu of an assumption agreement.  In no event shall the Note Rate, the amount of the Monthly Payment or the final maturity date be changed.  The Servicer shall notify the Purchaser that any such substitution of liability or assumption agreement has been completed by forwarding to the Purchaser the original of any such substitution of liability or assumption agreement, which document shall be added to the related Purchaser’s Mortgage File and shall, for all purposes, be considered a part of such Purchaser’s Mortgage File to the same extent as all other documents and instruments constituting a part thereof.  Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement shall be retained by the Servicer as additional compensation for servicing the Mortgage Loans.

(3)

If the credit of the proposed transferee does not meet such underwriting criteria, then the Servicer shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

Section 7.02

Satisfaction of Mortgages and Release of Mortgage Files.

Upon the payment in full of any Mortgage Loan, the Servicer will immediately notify the Purchaser or its designee by a certification of a Servicing Officer, which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 5.04 have been or will be so deposited and shall request delivery to it of the Purchaser’s Mortgage File held by the Purchaser or its designee.  Upon receipt of such certification and request, the Purchaser or its designee shall promptly release the related mortgage documents to the Servicer and the Servicer shall promptly prepare and process any satisfaction or release.  No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account.

If the Servicer satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage, or should it otherwise take such action which results in a reduction of the coverage under the Primary Insurance Policy, if any, then the Servicer shall promptly give written notice thereof to the Purchaser or its designee, and, within 10 Business Days following written demand therefor from the Purchaser or its designee to the Servicer, the Servicer shall repurchase the related Mortgage Loan by paying to the Purchaser the Repurchase Price therefor by wire transfer of immediately available funds directly to the Purchaser’s Account or as otherwise directed by the Purchaser.

From time to time and as appropriate for the servicing or foreclosure of the Mortgage Loan, including for this purpose collection under any Primary Insurance Policy, the Purchaser or its designee shall, upon request of the Servicer and delivery to the Purchaser of a servicing receipt signed by a Servicing Officer, release the Purchaser’s Mortgage File held by the Purchaser or its designee to the Servicer.  Such servicing receipt shall obligate the Servicer to return the related mortgage documents to the Purchaser or its designee when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or the Purchaser’s Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or nonjudicially, and the Servicer has delivered to the Purchaser or its designee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Purchaser’s Mortgage File or such document was delivered and the purpose or purposes of such delivery.  Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated and the Liquidation Proceeds were deposited in the Collection Account, the servicing receipt shall be released by the Purchaser or its designee to the Servicer.

Section 7.03

Servicing Compensation.

As compensation for its services hereunder, the Servicer shall be entitled to retain from interest payments on the Mortgage Loans the amounts provided for as the Servicing Fee.  The Servicing Fee in respect of a Mortgage Loan for a particular month shall become payable only upon the receipt by the Servicer from the Mortgagor of the full Monthly Payment in respect of such Mortgage Loan.  Additional servicing compensation in the form of assumption fees, as provided in Section 7.01, late payment charges and other servicer compensation for modifications, short sales, and other shall be retained by the Servicer to the extent not required to be deposited in the Collection Account.  The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

Section 7.04

Annual Statement as to Compliance.

The Servicer will deliver to the Purchaser on or before February 28 of each year, beginning with February 28, 2002, an Officers’ Certificate stating that (i) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement has been made under such officers’ supervision, (ii) the Servicer has fully complied with the provisions of this Agreement and (iii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

Section 7.05

Annual Independent Certified Public Accountants’ Servicing Report.

(a)

On or before February 28 of each year beginning February 28, 2003, the Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser to the effect that such firm has examined certain documents and records relating to the servicing of mortgage loans generally by the Servicer that include a sampling of the Mortgage Loans, and, on the basis of such an examination conducted substantially in accordance with the Uniform Single Attestation Program for Mortgage Bankers, such servicing has been conducted in compliance with the minimum servicing standards set forth in that program, except for (I) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement.

(b)

For so long as the Mortgage Loans are being master serviced by a master servicer in a securitization transaction (the “Master Servicer”), by February 28th of each year (or if not a Business Day, the immediately preceding Business Day), or at any other time upon thirty (30) days written request, an officer of the Servicer shall execute and deliver an Officer’s Certificate to the Master Servicer for the benefit of such Master Servicer and its affiliates, and in each case, its officers, directors and affiliates, certifying as to the following matters:

(i)

Based on my knowledge, the information in the Annual Statement of Compliance, and the Annual Independent Public Accountant’s Servicing Report and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans submitted to the Master Servicer, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading, as of the last day of the period covered by the Annual Statement of Compliance;

(ii)

Based on my knowledge, the servicing information required to be provided to the Master Servicer by the Servicer under the Agreement has been provided to the Master Servicer;

(iii)

I am responsible for reviewing the activities performed by the Servicer under this Agreement and based upon the review required by this Agreement, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Public Accountant’s Servicing Report, or otherwise disclosed in a writing submitted to the Master Servicer, the Servicer has, as of the last day of the period covered by the Annual Statement of Compliance, fulfilled its obligations under this Agreement; and

(iv)

I have disclosed to the Master Servicer all significant deficiencies relating to the Servicer’s compliance with the minimum servicing standards as determined in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers as set forth in this Agreement.

Notwithstanding for foregoing, in the event that as to any year a report on Form 10-K is not required to be filed with the Securities and Exchange Commission with respect to the related securitization transaction for the prior calendar year, then (i) the Master Servicer shall notify the Servicer of that fact, and (ii) the Servicer shall not be required to provide the Officer’s Certificate described in this subsection (b).

(c)

The Servicer shall indemnify and hold harmless the Master Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgements and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under Section 7.04 and Section 7.05 or the gross negligence, bad faith or willful misconduct of the Servicer in connection therewith.  If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, then the Servicer agrees that it shall contribute to the amount paid or payable by the Master Servicer, then the Servicer as a result of the losses, claims, damages or liabilities of the Master Servicer in such proportion as it appropriate to reflect the relative fault of the Master Servicer on the one hand and the Servicer on the other in connection with a breach of the Servicer’s obligations under Section 7.04 and Section 7.05 or the Servicer’s gross negligence, bad faith or willful misconduct in connection therewith.”

Section 7.06

Purchaser’s Right to Examine Servicer Records.

The Purchaser shall have the right to examine and audit, during business hours or at such other times as are reasonable under applicable circumstances, upon ten days advance notice any and all of (i) the credit and other loan files relating to the Mortgage Loans or the Mortgagors, (ii) any and all books, records, documentation or other information of the Servicer (whether held by the Servicer or by another) relating to the servicing of the Mortgage Loans and (iii) any and all books, records, documentation or other information of the Servicer (whether held by the Servicer or by another) that are relevant to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement.  The Servicer shall be obligated to make the foregoing information available to the Purchaser at the site where such information is stored; provided that the Purchaser shall be required to pay all reasonable costs and expenses incurred by the Servicer in making such information available.

ARTICLE VIII:
REPORTS TO BE PREPARED BY THE SERVICER

Section 8.01

The Servicer’s Reporting Requirements.

Electronic Format.  If requested by the Purchaser, the Servicer shall supply any and all information regarding the Mortgage Loans and the REO Properties, including all reports required to be delivered pursuant to Section 5.03, Section 6.02 and this Section 8.01, to the Purchaser in electronic format reasonably acceptable to Purchaser, unless otherwise limited by the servicing system utilized by the Servicer.

Additional Reports; Further Assurances.  On or before the 3rd Business Day preceding each Determination Date, the Servicer shall deliver to the Purchaser (i) a report, acceptable to the Purchaser, describing in reasonable detail all Mortgage Loans that are 90 days or more delinquent and the Servicer’s activities in connection with such delinquencies and (ii) a report (substantially in the form of Exhibit 8.01 attached hereto) with respect to delinquent Mortgage Loans.  Utilizing resources reasonably available to the Servicer without incurring any cost except the Servicer’s overhead and employees’ salaries, the Servicer shall furnish to the Purchaser during the term of this Agreement such periodic, special or other reports, information or documentation, whether or not provided for herein, as shall be reasonably requested by the Purchaser with respect to Mortgage Loans or REO Properties (provided the Purchaser shall have given the Servicer reasonable notice and opportunity to prepare such reports, information or documentation), including any reports, information or documentation reasonably required to comply with any regulations of any governmental agency or body having jurisdiction over the Purchaser, all such reports or information to be as provided by and in accordance with such applicable instructions and directions as the Purchaser may reasonably request.  If any of such reports are not customarily prepared by the Servicer or require that the Servicer program data processing systems to create the reports, then the Purchaser shall pay to the Servicer a fee mutually agreed to by the Purchaser and the Servicer taking into account the Servicer’s actual time and cost in preparing such reports.  The Servicer agrees to execute and deliver all such instruments and take all such action as the Purchaser, from time to time, may reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

Section 8.02

Financial Statements.

The Servicer understands that, in connection with marketing the Mortgage Loans, the Purchaser may make available to any prospective purchaser of the Mortgage Loans the Servicer’s audited financial statements for its fiscal year 2000 and its audited financial statements for fiscal year 2001, together with any additional statements provided pursuant to the next sentence.  During the term hereof, the Servicer will deliver to the Purchaser audited financial statements for each of its fiscal years following the Funding Date and all other financial statements prepared following the Funding Date to the extent any such statements are available upon request to the public at large.

The Servicer also agrees to make available upon reasonable notice and during normal business hours to any prospective purchasers of the Mortgage Loans a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Servicer or the financial statements of the Servicer which may affect, in any material respect, the Servicer’s ability to comply with its obligations under this Agreement, and to permit any prospective purchasers upon reasonable notice and during normal business hours to inspect the Servicer’s servicing facilities for the purpose of satisfying such prospective purchasers that the Servicer has the ability to service the Mortgage Loans in accordance with this Agreement.

ARTICLE IX:
THE SELLERS

Section 9.01

Indemnification; Third Party Claims.

Each Seller and the Servicer shall indemnify and hold harmless the Purchaser, its directors, officers, agents, employees, and assignees (each, an “Indemnified Party”) from and against any costs, damages, expenses (including reasonable attorneys’ fees and costs, irrespective of whether or not incurred in connection with the defense of any actual or threatened action, proceeding, or claim), fines, forfeitures, injuries, liabilities or losses (“Losses”) suffered or sustained in any way by any such Person, no matter how or when arising (including Losses incurred or sustained in connection with any judgment, award, or settlement), in connection with or relating to (i) a breach by either Seller of any of its representations and warranties contained in Article III or (ii) a breach by such Seller of any of its covenants and other obligations contained herein including any failure to service the Mortgage Loans in compliance with the terms hereof and in accordance with the standard of care in Section 9.03.  The applicable Seller or Servicer shall immediately (i) notify the Purchaser if a claim is made by a third party with respect to this Agreement, any Mortgage Loan and/or any REO Property (ii) assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including attorneys’ fees, and (iii) promptly pay, discharge and satisfy any judgment, award, or decree that may be entered against it or the Purchaser in respect of such claim.  Nothing contained herein shall prohibit the Purchaser, at its expense, from retaining its own counsel to assist in any such proceedings or to observe such proceedings; provided that neither Seller shall be obligated to pay or comply with any settlement to which it has not consented.  The Servicer shall be reimbursed from amounts on deposit in the Collection Account for all amounts advanced by it pursuant to the second preceding sentence except when the claim in any way relates to the Servicer’s indemnification pursuant to this Section 9.01.

Section 9.02

Merger or Consolidation of the Seller/Servicer.

Each Seller and Servicer will keep in full effect its existence, rights and franchises as a corporation or a Delaware business trust, as applicable, under the laws of the state of its organization and will obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement and have a net worth, determined in accordance with GAAP, of not less than $20,000,000.

Any Person into which a Seller or Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation (including by means of the sale of all or substantially all of such Seller’s/Servicers assets to such Person) to which the Seller/Servicer shall be a party, or any Person succeeding to the business of the Seller/Servicer, shall be the successor of the Seller/Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that, unless otherwise consented to by the Purchaser, the successor or surviving Person, in the case of a merger or consolidation, etc. of the Servicer, shall be an institution qualified to service mortgage loans on behalf of FNMA and FHLMC in accordance with the requirements of Section 3.02(1), shall not cause a rating on any security backed by a Mortgage Loan to be downgraded and shall satisfy the requirements of Section 12.01 with respect to the qualifications of a successor to such Seller/Servicer.

Section 9.03

Limitation on Liability of the Sellers and Others.

Neither the Sellers nor any of the officers, employees or agents of the Sellers shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement or pursuant to the express written instructions of the Purchaser, or for errors in judgment made in good faith; provided that this provision shall not protect the Sellers or any such Person against any breach of warranties or representations made herein, or failure to perform its obligations in compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith, gross negligence or any breach in the performance of the obligations and duties hereunder.  The Sellers and any officer, employee or agent of the Sellers may rely in good faith on any document of any kind reasonably believed by the Sellers or such Person to be genuine and prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

The Sellers shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to their duties hereunder and which in their opinion may involve them in any expense or liability; provided that the Sellers may in their discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Sellers shall be entitled to be reimbursed therefor out of the Collection Account.  This indemnity shall survive the termination of this Agreement.

Section 9.04

Servicer Not to Resign.

With respect to the retention by Servicer of the servicing of the Mortgage Loans and the REO Properties hereunder, Cendant Mortgage acknowledges that the Purchaser has acted in reliance upon Cendant Mortgage’s Independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof.  Consequently, Cendant Mortgage shall not assign the servicing rights retained by it hereunder to any third party nor resign from the obligations and duties hereby imposed on it except (i) with the approval of the Purchaser, such approval not to be unreasonably withheld, or (ii) 3 Business Days following any determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by Cendant Mortgage.  Any determination permitting the transfer of the servicing rights or the resignation of Cendant Mortgage under Subsection (ii) hereof shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser, which Opinion of Counsel shall be in form and substance reasonably acceptable to the Purchaser.

ARTICLE X:
DEFAULT

Section 10.01

Events of Default.

In case one or more of the following events shall occur and be continuing:

(1)

any failure by the Servicer to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of 3  Business Days unless such failure to remit is due to a cause beyond the Servicer’s control, including an act of God, act of civil, military or governmental authority, fire, epidemic, flood, blizzard, earthquake, riot, war, or sabotage, provided that the Servicer gives the Purchaser notice of such cause promptly and uses its reasonable efforts to correct such failure to remit and does so remit within 2 Business Days following the end of the duration of the cause of such failure to remit;

(2)

any failure on the part of a Seller/Servicer duly to observe or perform in any material respect any of the covenants or agreements on the part of such Seller/Servicer set forth in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the applicable Seller/Servicer by the Purchaser; provided that such 30-day period shall not begin with respect to any failure to cure, repurchase or substitute in accordance with Sections 2.04 and/or 3.04 until the expiration of the cure periods provided for in Sections 2.04 and/or 3.04, as applicable;

(3)

any filing of an Insolvency Proceeding by or on behalf of a Seller/Servicer, any consent by or on behalf of a Seller/Servicer to the filing of an Insolvency Proceeding against a Seller/Servicer, or any admission by or on behalf of a Seller/Servicer of its inability to pay its debts generally as the same become due;

(4)

any filing of an Insolvency Proceeding against a Seller/Servicer that remains undismissed or unstayed for a period of 60 days after the filing thereof;

(5)

any issuance of any attachment or execution against, or any appointment of a conservator, receiver or liquidator with respect to, all or substantially all of the assets of a Seller/Servicer;

(6)

any failure or inability of Servicer to be eligible to service Mortgage Loans for FNMA or FHLMC;

(7)

any sale, transfer, assignment, or other disposition by a Seller/Servicer of all or substantially all of its property or assets to a Person who does not meet the qualifications enumerated or incorporated by reference into Section 9.02, any assignment by a Seller/Servicer of this Agreement or any of a Seller’s/Servicer’s rights or obligations hereunder except in accordance with Section 9.04, or any action taken or omitted to be taken by a Seller/Servicer in contemplation or in furtherance of any of the foregoing, without the consent of the Purchaser; or

(8)

any failure by the Seller to be in compliance with applicable “doing business” or licensing laws of any jurisdiction where Mortgaged Property is located;

(9)

failure by the Servicer to duly perform, within the required time period, its obligations under Section 7.04 and Section 7.05 which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall been given to the Servicer by any party to this Servicing Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans;”

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Purchaser, by notice in writing to the Sellers may, in addition to whatever rights the Purchaser may have at law or in equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Sellers under this Agreement and in and to the Mortgage Loans and the proceeds thereof subject to Section 12.01, without the Purchaser’s incurring any penalty or fee of any kind whatsoever in connection therewith; provided that, upon the occurrence of an Event of Default under Subsection (3), (4) or (5) of this Section 10.01, this Agreement and all authority and power of the Sellers hereunder (whether with respect to the Mortgage Loans, the REO Properties or otherwise) shall automatically cease.  On or after the receipt by the Sellers of such written notice, all authority and power of the Sellers under this Agreement (whether with respect to the Mortgage Loans or otherwise) shall cease.  Notwithstanding the occurrence of an Event of Default, the Sellers or the Servicer, as applicable, shall be entitled to all amounts due to such party and remaining unpaid on such date of termination.

ARTICLE XI:
TERMINATION

Section 11.01

Term and Termination.

(1)

The servicing obligations of the Servicer under this Agreement may be terminated as provided in Section 10.01 hereof.

(2)

In any case other than as provided under Subsection (1) hereof, the respective obligations and responsibilities of the Sellers hereunder shall terminate upon:  (a) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder; or (b) the mutual written consent of the Sellers and the Purchaser.

(3)

Upon any termination of this Agreement or the servicing obligations of the Servicer hereunder, then the Servicer shall prepare, execute and deliver all agreements, documents and instruments, including all Servicer Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect such termination, all at the Servicer’s sole expense.  In any such event, the Servicer agrees to cooperate with the Purchaser in effecting the termination of the Servicer’s servicing responsibilities hereunder, including the transfer to the Purchaser or its designee for administration by it of all cash amounts which shall at the time be contained in, or credited by the Servicer to, the Collection Account and/or the Escrow Account or thereafter received with respect to any Mortgage Loan or REO Property.

Section 11.02

Survival.

Notwithstanding anything to the contrary contained herein, the representations and warranties of the parties contained herein and in any certificate or other instrument delivered pursuant hereto, as well as the other covenants hereof (including those set forth in Section 9.01) that, by their terms, require performance after the termination by this Agreement, shall survive the delivery and payment for the Mortgage Loans on each Funding Date as well as the termination of this Agreement and shall inure to the benefit of the parties, their successors and assigns. Sellers further agree that the representations, warranties and covenants made by Sellers herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by Purchaser notwithstanding any investigation heretofore made by Purchaser or on Purchaser’s behalf.

ARTICLE XII:
GENERAL PROVISIONS

Section 12.01

Successor to the Servicer.

Upon the termination of the Servicer’s servicing responsibilities and duties under this Agreement pursuant to Section 9.04, 10.01, or 11.01, the Purchaser shall (i) succeed to and assume all of the Servicer ’s responsibilities, rights, duties and obligations under this Agreement or (ii) appoint a successor servicer which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement prior to the termination of the Servicer’s responsibilities, duties and liabilities under this Agreement.  If the Servicer’s duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, then the Servicer shall continue to discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof (if applicable) all on the terms and conditions contained herein and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor.  The termination of the Servicer’s servicing responsibilities pursuant to any of the aforementioned Sections shall not, among other things, relieve the Servicer of its obligations pursuant to Section 2.04 and/or 7.02, the representations and warranties or other obligations set forth in Sections 2.04, 3.01, 3.02 and 3.03 and the remedies available to the Purchaser under the various provisions of this Agreement.  In addition, such termination shall not affect any claims that the Purchaser may have against the Servicer arising prior to any such termination.

The Servicer shall promptly deliver to the successor the funds in the Custodial Account and the Escrow Account and the Mortgage Files and related documents and statements held by it hereunder and the Servicer shall account for all funds. The Servicer shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liability of the Servicer.  The successor shall make such arrangements as it may deem appropriate to reimburse the Servicer for unrecovered Servicing Advances which the successor retains hereunder and which could otherwise have been recovered by the Servicer pursuant to this Agreement but for the appointment of the successor Servicer.

Section 12.02

Governing Law.

This Agreement is to be governed by, and construed in accordance with the internal laws of the State of New York without giving effect to principals of conflicts of laws. The obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 12.03

Notices.

Any notices or other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been given if personally delivered, sent by courier with delivery against signature therefor, mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar writing mailed or sent by courier as provided above, to (i) in the case of the Purchaser, Thornburg Mortgage Home Loans, Inc, Deborah Burns 150 Washington Ave, Suite 302, Santa Fe, NM 87501 ], (ii) in the case of the Cendant Mortgage, Cendant Mortgage Corporation, 3000 Leadenhall Road, Mt. Laurel, NJ  08054, Attention:  Peter A. Thomas, Vice President, Secondary Marketing, and (iii) in the case of the Trust, c/o Cendant Mortgage Corporation, as  Administrator, 3000 Leadenhall Road, Mt. Laurel, NJ  08054, Attention:  Peter A. Thomas, Vice President, Secondary Marketing ,or such other address as may hereafter be furnished to the Purchaser in writing by the applicable Seller.

Section 12.04

Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, the invalidity of any such covenant, agreement, provision or term of this Agreement shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 12.05

Schedules and Exhibits.

The schedules and exhibits that are attached to this Agreement are hereby incorporated herein and made a part hereof by this reference.

Section 12.06

General Interpretive Principles.

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(1)

the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(2)

any reference in this Agreement to this Agreement or any other agreement, document, or instrument shall be a reference to this Agreement or any other such agreement, document, or instrument as the same has been amended, modified, or supplemented in accordance with the terms hereof and thereof (as applicable);

(3)

accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

(4)

references herein to “Articles,” “Sections,” “Subsections,” “Paragraphs, ” and other subdivisions without reference to a document are to designated articles, sections, subsections, paragraphs and other subdivisions of this Agreement, unless the context shall otherwise require;

(5)

a reference to a subsection without further reference to a section is a reference to such subsection as contained in the same section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(6)

a reference to a “day” shall be a reference to a calendar day;

(7)

the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

(8)

the terms “include” and “including” shall mean without limitation by reason of enumeration.

Section 12.07

Waivers and Amendments, Noncontractual Remedies; Preservation of Remedies.

This Agreement may be amended, superseded, canceled, renewed or extended and the terms hereof may be waived, only by a written instrument signed by authorized representatives of the parties or, in the case of a waiver, by an authorized representative of the party waiving compliance.  No such written instrument shall be effective unless it expressly recites that it is intended to amend, supersede, cancel, renew or extend this Agreement or to waive compliance with one or more of the terms hereof, as the case may be.  No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.  The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

Section 12.08

Captions.

All section titles or captions contained in this Agreement or in any schedule or exhibit annexed hereto or referred to herein, and the table of contents to this Agreement, are for convenience only, shall not be deemed a part of this Agreement and shall not affect the meaning or interpretation of this Agreement.

Section 12.09

Counterparts; Effectiveness.

This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.  This Agreement shall become effective as of the date first set forth herein upon the due execution and delivery of this Agreement by each of the parties hereto.

Section 12.10

Entire Agreement; Amendment.

This Agreement (including the schedules and exhibits annexed hereto or referred to herein), together with the Cendant Guide, contains the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior agreements, written or oral, with respect thereto. No amendment, modification or alteration of the terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by the authorized representatives of the parties hereto.

Section 12.11

Further Assurances.

Each party hereto shall take such additional action as may be reasonably necessary to effectuate this Agreement and the transactions contemplated hereby.  The Sellers will promptly and duly execute and deliver to the Purchaser such documents and assurances and take such further action as the Purchaser may from time to time reasonably request in order to carry out more effectively the intent and purpose of this Agreement and to establish and protect the rights and remedies created or intended to be created in favor of the Purchaser.

Section 12.12

Intention of the Seller.

Each Seller intends that the conveyance of such Seller’s right, title and interest in and to the Mortgage Loans to the Purchaser shall constitute a sale and not a pledge of security for a loan.  If such conveyance is deemed to be a pledge of security for a loan, however, the applicable Seller intends that the rights and obligations of the parties to such loan shall be established pursuant to the terms of this Agreement.  Each Seller also intends and agrees that, in such event, (i) the applicable Seller shall be deemed to have granted to the Purchaser and its assigns a first priority security interest in such Seller's entire right, title and interest in and to the Mortgage Loans, all principal and interest received or receivable with respect to the Mortgage Loans, all amounts held from time to time in the accounts mentioned pursuant to this Agreement and all reinvestment earnings on such amounts, together with all of the applicable Seller’s right, title and interest in and to the proceeds of any title, hazard or other insurance policies related to such Mortgage Loans and (ii) this Agreement shall constitute a security agreement under applicable law.  All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

Section 12.13  Third Party.

For purposes of this Agreement, any Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement.”

IN WITNESS WHEREOF, the Sellers and the Purchaser have caused their names to be signed hereto by their respective officers as of the date first written above.

Thornburg Mortgage Home Loans, Inc.

By: /s/ Deborah Burns

Name: Deborah Burns

Title:  Vice President

CENDANT MORTGAGE CORPORATION, as Seller and Servicer

By: /s/ Peter A. Thomas

Name:

Peter A. Thomas

Title:

Vice President

BISHOP’S GATE RESIDENTIAL

MORTGAGE TRUST (formerly known as

CENDANT RESIDENTIAL MORTGAGE TRUST), as Seller

By:

Cendant Mortgage Corporation, as Administrator

By: /s/ Peter A. Thomas

Name:

Peter A. Thomas

Title:

Vice President

EXHIBIT 2.05

FORM OF ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITIOON AGREEMENT (this “Assignment”), dated of June __, 2001, is entered into among [_________________], a ___________________ (the “Assignee”), [______________________] (the “Assignor”), [Cendant Mortgage Corporation] [Bishop’s Gate Residential Mortgage Trust] the “Seller ”), [Cendant Mortgage Corporation] [Bishop’s Gate Residential Mortgage Trust], with Cendant Mortgage Corporation, as the servicer (the “Servicer”).

RECITALS

WHEREAS the Assignor, the Seller and [Cendant Mortgage Corporation] [Bishop’s Gate Residential Mortgage Trust] have entered into a certain Sellers’ Warranties and Servicing Agreement, dated as of _____________, 2001 (as amended or modified to the date hereof, the “Agreement”), pursuant to which the Assignor has acquired certain Mortgage Loans pursuant to the terms of the Agreement and Servicer has agreed to service such Mortgage Loans; and

WHEREAS the Assignee has agreed, on the terms and conditions contained herein, to purchase from the Assignor [certain] [all] of the Mortgage Loans (the “Specified Mortgage Loans”) which are subject to the provisions of the Agreement and are listed on the mortgage loan schedule attached as Exhibit I hereto (the “Specified Mortgage Loan Schedule”);

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.

Assignment and Assumption

(a)

On and of the date hereof, the Assignor hereby sells, assigns and transfers to the Assignee all of its right, title and interest in the Specified Mortgage Loans and all rights related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, the Assignee hereby accepts such assignment from the Assignor, and the Seller hereby acknowledges such assignment and assumption.

(b)

On and as of the date hereof, the Assignor represents and warrants to the Assignee that the Assignor has not taken any action that would serve to impair or encumber the Assignee’s ownership interests in the Specified Mortgage Loans since the date of the Assignor’s acquisition of the Specified Mortgage Loans.

2.

Recognition of Purchaser

From and after the date hereof, both the Assignee and the Seller shall note the transfer of the Specified Mortgage Loans to the Assignee in their respective books and records and shall recognize the Assignee as the owner of the Specified Mortgage Loans, and Servicer shall service the Specified Mortgage Loans for the benefit of the Assignee pursuant to the Agreement, the terms of which are incorporated herein by reference.  It is the intention of the Seller, the Servicer, the Assignee and the Assignor that the Assignment shall be binding upon and inure to the benefit of the Assignee and the Assignor and their successors and assigns.

3.

Representations and Warranties

(a)

The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Seller or the Assignor other than those contained in the Agreement or this Assignment.

(b)

Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

(c)

Each of the parties hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

4.

Continuing Effect

Except as contemplated hereby, the Agreement shall remain in full force and effect in accordance with its terms.

5.

Governing Law

This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

6.

Notices

Any notices or other communications permitted or required under the Agreement to be made to the Assignee shall be made in accordance with the terms of the Agreement and shall be sent to the Assignee as follows: [_____________________], or to such other address as may hereafter be furnished by the Assignee to the parties in accordance with the provisions of the Agreement.

7.

Counterparts

This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

8.

Definitions

Any capitalized term used but not defined in this Agreement has the same meaning as in the Agreement.

[Assignment continues with signature page]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

ASSIGNOR:

[__________________]

By:

__________________________

Name:

__________________________

Title:

__________________________

SELLER:

[CENDANT MORTGAGE CORPORATION][BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST]

By:

__________________________

Name:

__________________________

Title:

_________________________

ASSIGNEE:

By:

__________________________

Name:

__________________________

Title:

__________________________

SERVICER:

CENDANT MORTGAGE CORPORATION

By:

__________________________

Name:

__________________________

Title:

__________________________

EXHIBIT 10

FORM OF WARRANTY BILL OF SALE

On this _______ day of ________, 200__, [Cendant Mortgage Corporation] [Bishop's Gate Residential Mortgage Trust] ("Seller") as the Seller under that certain Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of June __, 2001 (the "Agreement") does hereby sell, transfer, assign, set over and convey to [______________] as Purchaser under the Agreement, without recourse, but subject to the terms of the Agreement, all rights, title and interest of the Seller in and to the Mortgage Loans listed on the  Mortgage Loan Schedule attached hereto, together with the related Mortgage Files and all rights and obligations arising under the documents contained therein. Pursuant to Section 2.01 of the Agreement, the Seller has delivered to the Purchaser or its custodian the Legal Documents for each Mortgage Loan to be purchased as set forth in the Agreement. The contents of each related Servicer's Mortgage File required to be retained by Cendant Mortgage Corporation ("Cendant") to service the Mortgage Loans pursuant to the Agreement and thus not delivered to the Purchaser are and shall be held in trust by Cendant for the benefit of the Purchaser as the owner thereof. Cendant's possession of any portion of each such Servicer's Mortgage File is at the will of the Purchaser for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to the Agreement, and such retention and possession by Cendant shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, and the contents of the Mortgage File and Servicer's Mortgage File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of Cendant shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by Cendant at the will of the Purchaser in such custodial capacity only.

The Seller confirms to the Purchaser that the representations and warranties set forth in Sections 3.01, 3.02 and 3.03 of the Agreement are true and correct as of the date hereof, and that all statements made in the Sellers' Officer's Certificate and all attachments thereto remain complete, true and correct in all respects as of the date hereof.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

[CENDANT MORTGAGE CORPORATION]

[BISHOP'S GATE RESIDENTIAL MORTGAGE TRUST]

(Seller)

By:

Name:

Title:

ADDITIONAL COLLATERAL ASSIGNMENT AND SERVICING AGREEMENT

This ADDITIONAL COLLATERAL ASSIGNMENT AND SERVICING AGREEMENT (this “Agreement”), dated as of December 23, 2002, is made between Cendant Mortgage Corporation (the “Servicer”), Cendant Mortgage Corporation and Bishop’s Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust) (the “Sellers”) and Thornburg Mortgage Home Loans, Inc. (the “Purchaser”).

W I T N E S S E T H:

WHEREAS, Purchaser is the Purchaser pursuant to the terms and provisions of that certain Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated December 23, 2002, among the Servicer, Bishop’s Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust) and the Purchaser (the “Purchase and Servicing Agreement”); and

WHEREAS, Purchaser will purchase under the Purchase and Servicing Agreement from time to time certain Mortgage Loans that were originated by MLCC (as defined herein) and secured by collateral in addition to the real property securing such Mortgage Loans (any such loans subject to the Purchase and Servicing Agreement and identified on the Mortgage Loan Schedule from time to time, the “Additional Collateral Mortgage Loans”); and

WHEREAS, that with respect to each Additional Collateral Mortgage Loan, Servicer is a party to (or assignee of) either: (a) a Mortgage 100K Pledge Agreement (as defined herein); or (b) a Parent Power® Agreement (as defined herein); and

WHEREAS, in connection with the Mortgage 100K Loans and those Parent Power® Mortgage Loans supported by a Parent Power® Guaranty and Security Agreement for Securities Account or a Mortgage 100K Pledge Agreement (collectively, the “Pledge Agreements”), the Additional Collateral Mortgage Loans are secured by real property of the applicable borrower and by the pledges of certain securities in a Securities Account of the borrower or parent of the borrower (the “Securities Accounts”); and

WHEREAS, in connection with the Parent Power® Mortgage Loans supported by a Parent Power® Guaranty Agreement for Real Estate, the Additional Collateral Mortgage Loans are secured by the real property of the applicable borrower and the real property of the applicable guarantor of such loan; and

WHEREAS, Servicer and MLCC have entered into a Loan Purchase and Sale Agreement, certain provisions of which are attached to this Agreement as Exhibit A, under which MLCC will administer and service the Additional Collateral with respect to the Additional Collateral Mortgage Loans; and

WHEREAS, Purchaser has requested Servicer, and Servicer has agreed, to administer and service the Additional Collateral, provided that the Servicer shall have no obligation to do so unless it shall have assumed the obligations of MLCC as successor Servicer under the Loan Purchase and Sale Agreement; and

WHEREAS, the Servicer shall administer and monitor the Additional Collateral Servicer’s obligations to administer and service the Additional Collateral throughout the term of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1.  Definitions.  For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, all capitalized terms shall have the meanings set forth below:

“Additional Collateral”: (i) With respect to any Mortgage 100K Loan, the Securities Account and the financial assets held therein subject to a security interest pursuant to the related Mortgage 100K Pledge Agreement, or (ii) with respect to any Parent Power® Mortgage Loan, the related Parent Power® Agreement and collateral pledged pursuant thereto.

“Additional Collateral Agreements”: Each Mortgage 100K Pledge Agreement, Parent Power® Guaranty and Security Agreement for Securities Account, Parent Power® Guaranty Agreement for Real Estate, Control Agreement, Equity Access® Agreement and Equity Access® Mortgage, as applicable, for each Additional Collateral Mortgage Loan.

“Additional Collateral Mortgage Loan”: Each Mortgage Loan as to which Additional Collateral was required to be provided at the closing thereof, which is subject to the terms of this Agreement from time to time.

“Additional Collateral Servicer”: Either (i) MLCC or (ii) Cendant, as applicable under and conditions of this Agreement.

“Agreement”: This Additional Collateral Servicing Agreement.

“Appraised Value”: With respect to any Mortgage Loan, the value of the related Mortgaged Property based upon the lesser of (i) the appraisal made for Servicer at the time of origination of the Mortgage Loan, and (ii) if applicable, the sales price of the Mortgaged Property at such time of origination.

“Control Agreement”: With respect to each Mortgage 100K Loan, the Merrill Lynch Pledged Collateral Account Control Agreement between the guarantor or mortgagor, as applicable, the Additional Collateral Servicer and Merrill Lynch, Pierce, Fenner & Smith Incorporated, pursuant to which the guarantor or mortgagor, as applicable, has granted a security interest in a Securities Account.

“Equity Access® Agreement”: The revolving line of credit agreement entered into between the Additional Collateral Servicer and the guarantor under any Parent Power® Guaranty Agreement for Real Estate pursuant to which a line of credit may be drawn upon by the Additional Collateral Servicer to fund the payment by such guarantor of a loss specified in such Parent Power® Guaranty Agreement for Real Estate.

“Equity Access® Mortgage”: The mortgage, deed of trust or other security instrument (including all amendments and supplements thereto) made by the guarantor under any Parent Power® Guaranty Agreement for Real Estate to secure its obligations thereunder and under the related Equity Access® Agreement.

“Loan Purchase and Sale Agreement”: The Loan Purchase and Sale Agreement, dated as of December 15, 2000, between MLCC and Cendant, and exhibits thereto, pursuant to which MLCC shall service and administer the Additional Collateral.

“Loan-to-Value Ratio”: With respect to any Mortgage Loan, the ratio on the date of origination of the outstanding principal balance of such Mortgage Loan to the Appraised Value of the related Mortgaged Property.

“MLCC”: Merrill Lynch Credit Corporation and its successors in interest.

“Mortgage 100K Loan”: A Mortgage Loan secured by Additional Collateral in the form of a security interest in the Securities Account and the financial assets held therein and having a value, as of the date of origination of such Mortgage Loan, of at least equal to the related Original Additional Collateral Requirement.

“Mortgage 100K Pledge Agreement”: With respect to each Mortgage 100K Loan, the Pledge Agreement for Securities Account between the related mortgagor and the Additional Collateral Servicer pursuant to which such mortgagor granted a security interest in the related securities and other financial assets held therein.

“Mortgage Loan”: An individual mortgage loan and all rights with respect thereto, including but not limited to all documents included in the Mortgage File, evidenced by a mortgage note and secured by a mortgage encumbering the Mortgaged Property.

“Mortgaged Property”: The underlying real property securing repayment of a Mortgage Note, consisting of a fee simple or leasehold interest in a single parcel of real property improved by a residential dwelling.

“Original Additional Collateral Requirement”: With respect to any Additional Collateral Mortgage Loan, an amount equal to the Additional Collateral required at the time of the origination of such Additional Collateral Mortgage Loan. Even though for other purposes the Original Additional Collateral Requirement may actually exceed thirty percent (30%) of the original principal balance of an Additional Collateral Mortgage Loan, solely for purposes of the Required Surety Payment, the Original Additional Collateral Requirement for an Additional Collateral Mortgage Loan will be deemed not to exceed thirty percent (30%) of its original principal balance.

“Parent Power® Agreement:” With respect to each Parent Power® Mortgage Loan, a Parent Power® Guaranty and Security Agreement for Securities Account or a Parent Power® Guaranty Agreement for Real Estate.

“Parent Power® Guaranty Agreement for Real Estate:” With respect to a Parent Power® Mortgage Loan, an agreement between the Additional Collateral Servicer and a guarantor on behalf of the mortgagor under such Parent Power® Mortgage Loan pursuant to which such guarantor guarantees the payment of certain losses under such Parent Power® Mortgage Loan, authorizes the Additional Collateral Servicer to draw on the related Equity Access Agreement to fund such guaranty and has secured such Equity Access Agreement with an Equity Access Mortgage secured by a lien on residential real estate of the guarantor. The required amount of the collateral supporting such guaranty is at least equal to the Original Additional Collateral Requirement for such Parent Power®  Mortgage Loan. For purposes of this definition, the Parent Power® Guaranty Agreement for Real Estate shall not include the rights of the mortgagee under the Equity Access® Agreement referred to therein and under the Equity Access® Mortgage, which rights have been retained by the Additional Collateral Servicer.

“Parent Power® Guaranty and Security Agreement for Securities Account”: With respect to a Parent Power® Mortgage Loan, an agreement between the Additional Collateral Servicer and a guarantor on behalf of the mortgagor under such Parent Power® Mortgage Loan pursuant to which such guarantor guarantees the payment of certain losses under such Parent Power® Mortgage Loan and has granted a security interest to the Additional Collateral Servicer in certain marketable securities to collateralize such guaranty. The required amount of such collateral is at least equal to the Original Additional Collateral Requirement for such Parent Power® Mortgage Loan.

“Parent Power® Mortgage Loan”: A Mortgage Loan having at the time of origination a Loan-to-Value Ratio generally in excess of the Servicer's maximum acceptable Loan-to-Value Ratio for such Mortgage Loan as set forth in the Underwriting Guide, which Mortgage Loan is supported by a Parent Power® Agreement.

“Pledge Agreements”: Any Mortgage 100K Pledge Agreement or Parent Power® Guaranty and Security Agreement for Securities Account related to an Additional Collateral Mortgage Loan.

“Required Surety Payment”: With respect to any defaulted Additional Collateral Mortgage Loan for which a claim is payable under the Surety Bond under the procedures referred to herein, the lesser of (i) the principal portion of the realized loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan (but not more than 30% of the original principal balance of such Mortgage Loan) over (b) the net proceeds realized by the Additional Collateral Servicer from the related Additional Collateral.

“Securities Account”: With respect to any Additional Collateral Mortgage Loans, the account, together with the financial assets held therein, that is the subject of the related Mortgage 100K Pledge Agreement.

“Surety Bond”: Either (a) the limited purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, issued by Ambac Assurance Corporation (f/k/a Ambac Indemnity Corporation) for the benefit of certain beneficiaries, but only to the extent that such Surety Bond covers any Additional Collateral Mortgage Loans, or (b) if so specified by the Servicer with respect to any Additional Collateral Mortgage Loans at the time of purchase thereof under the Purchase and Servicing Agreement, any other surety bond specified by the Servicer and acceptable to the Purchaser.

“Surety Bond Issuer”: Either (a) Ambac Assurance Corporation, (f/k/a Ambac Indemnity Corporation) or any successor thereto, or (b) if so specified by the Servicer with respect to any Additional Collateral Mortgage Loans at the time of purchase thereof under the Purchase and Servicing Agreement, any other surety bond issuer specified by the Servicer.

“Underwriting Guide”: The underwriting guide of the Servicer, as revised from time to time.

Except as otherwise expressly provided herein or unless the context otherwise requires, all capitalized terms used herein other than those defined in this Agreement shall have the meanings set forth in the Purchase and Servicing Agreement.

Section 2.  Representations

(a)

Servicer and Sellers hereby represent and warrants to Purchaser that immediately prior to its assignment to Purchaser of the security interest in and to any Additional Collateral set forth in Section 3 hereof, the applicable Seller had a first priority perfected security interest in each Securities Account, and/or, if necessary to perfect a first priority security interest in each asset contained in such Securities Account, a first priority perfected security interest in each such asset contained in such Securities Account and following Sellers assignment of the Pledge Agreements and such security interest in and to any Additional Collateral, Purchaser has a first priority perfected security interest in each Securities Account, and/or, if necessary to perfect a first priority security interest in each asset contained in such Securities Account, a perfected first priority security interest in each such asset contained in such Securities Account.  Seller hereby represents and warrants to Purchaser that the representations and warranties contained in Exhibit A hereto are true and correct as of the Funding Date.  Seller further represents and warrants that all rights assigned hereunder to Purchaser are fully and freely assignable by Seller.

(b)

Seller and Servicer represents and warrants to Purchaser that the Additional Collateral Mortgage Loans are insured under the terms and provisions of the Surety Bond subject to the limitations set forth therein. Servicer covenants that within 2 Business Days after the Funding Date for any purchase of Additional Collateral Mortgage Loans, Servicer will deliver to the Surety Bond Issuer an “Assignment and Notice of Transfer” in the form of Attachment 2 to the Surety Bond, or any other similar instrument required to be delivered under the Surety Bond, executed by Servicer, Purchaser and MLCC, and that all other requirements for transferring coverage under the Surety Bond in respect of such Additional Collateral Mortgage Loans to the Purchaser shall be complied with. Servicer shall indemnify Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that are related to or arise from the non-payment of Required Surety Payments with respect to the Additional Collateral Mortgage Loans purchased by Purchaser from Cendant under the Purchase and Servicing Agreement. The indemnification obligation provided in this subparagraph 2(b) shall expire upon receipt by the Surety Bond Issuer of an Assignment and Notice of Transfer referred to in this paragraph, signed by both Servicer and Purchaser.

(c)

Servicer represents and warrants that the assignment of rights to Purchaser under the Surety Bond, as described herein, will not result in Purchaser assuming any obligations or liabilities of Servicer with respect thereto.

(d)

As of the Funding Date, the excerpted provisions of the Loan Purchase and Sale Agreement contained in Exhibit A hereto are the true, accurate and complete provisions from the Loan Purchase and Sale Agreement relating to the subject matter thereof.

(e)

It is understood and agreed that the representations and warranties set forth in this Agreement shall survive the sale of the Additional Collateral Mortgage Loans to Purchaser, and subject to the terms of the Purchase and Servicing Agreement, Purchaser shall be entitled to all remedies available under the Purchase and Servicing Agreement, including but not limited to the repurchase and indemnification remedies set forth in Sections 3.04 and 9.01 thereof, for any breach of the representations and warranties contained in this Agreement.

Section 3.  Assignment of Security Interest

(a)

With respect to each Additional Collateral Mortgage Loan sold to Purchaser under the Purchase and Servicing Agreement, the Seller hereby assigns to the Purchaser its security interest in and to any Additional Collateral, all of its rights in each Additional Collateral Agreement, its right to receive amounts due or to become due in respect of any Additional Collateral and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Mortgage Loans.

(b)

For all purposes under the Purchase and Servicing Agreement, as to any Additional Collateral Mortgage Loans sold thereunder, the Legal Documents listed on Schedule B-1 thereto shall include the following:

•

With respect to each Additional Collateral Mortgage Loan, a copy of the related Mortgage 100K Pledge Agreement or Parent Power® Agreement, as the case may be.

•

With respect to each Additional Collateral Mortgage Loan, a copy of the UCC-1, to the extent MLCC was required to deliver such UCC-1 to Servicer, and an original form UCC-3, if applicable, to the extent MLCC was required to deliver such UCC-3 to Servicer, together with a copy of the applicable notice of assignment to and acknowledgment by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

•

In connection with a Parent Power® Mortgage Loan supported by a Parent Power® Guaranty Agreement for Real Estate, a copy of the related Equity Access® Mortgage.

(c)

With respect to any Additional Collateral Mortgage Loan for which Servicer has received from MLCC a Form UCC-3, the Servicer shall cause to be filed in the appropriate recording office a Form UCC-3 giving notice of the assignment of the related security interest to the Purchaser and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.  Servicer’s breach of this Section 3(c) shall give rise to the rights and remedies contained in the Purchase and Servicing Agreement.

(d)

If any of the documents referred to in subsection (b) or (c) is defective or missing in any material respect, then the remedies set forth in Section 2.04 of the Purchase and Servicing Agreement shall be available.

Section 4.

Servicing of Additional Collateral.

(a)

The parties acknowledge that pursuant to the Loan Purchase and Sale Agreement between Servicer and MLCC, the Securities Accounts and other Additional Collateral in which Purchaser shall (pursuant to the terms of this Agreement) have a security interest, shall continue to be maintained and serviced by MLCC. Servicer represents and warrants that the terms of the Loan Purchase and Sale Agreement are not inconsistent with any of the provisions of this Agreement or of the Purchase and Servicing Agreement between Servicer and Purchaser. Subject to subsection (b) below, the Servicer shall monitor, service and administer the Securities Accounts and other Additional Collateral, in accordance with (i) prudent business practices and procedures employed in the industry to administer securities accounts and additional collateral similar to that securing the Additional Collateral Mortgage Loans;  (ii) the terms of the related Additional Collateral Agreements; and (iii) the terms of this Agreement and with the Purchase and Servicing Agreement between the parties, as applicable.  Servicer’s obligations under this Agreement will be subject to the provisions of Section 9.04 of the Purchase and Servicing Agreement.

(b)

Notwithstanding any other provision of this Agreement or in the Loan Purchase and Sale Agreement to the contrary, except as provided below in this subsection (b), the Servicer shall have no duty or obligation to service and administer the Additional Collateral, and the Servicer shall not be deemed to be the Additional Collateral Servicer, unless and until MLCC’s obligations to administer the Additional Collateral as provided in the Loan Purchase and Sale Agreement have been terminated with respect to the Additional Collateral Mortgage Loans sold under the Purchase and Servicing Agreement, in which case the Servicer shall be bound to service and administer the Additional Collateral and the Surety Bond in accordance with the provisions of this Agreement and the related Additional Collateral Agreements, from the date of such termination. Notwithstanding anything to the contrary herein, commencing on the Funding Date, the Servicer shall monitor and enforce the obligations of MLCC to service and administer the Additional Collateral as provided in the Loan Purchase and Sale Agreement, and to maintain the collateral as specified in each Pledge Agreement as of the Funding Date, and shall take appropriate action thereunder if MLCC fails to comply with its obligations to administer the Additional Collateral.   Such enforcement, including without limitation, the legal prosecution of claims, termination of the Loan Purchase and Sale Agreement with respect to the Additional Collateral Mortgage Loans, and the pursuit of other appropriate remedies, shall be carried out as the Servicer, in its good faith business judgment, would require were it the owner of the related Securities Accounts and other Additional Collateral.  Without in any way limiting any other remedies set forth herein, Servicer shall indemnify Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses (collectively, “Losses”) that arise with respect to Additional Collateral Mortgage Loans purchased by Purchaser from Servicer under the Purchase and Servicing Agreement, provided that (i) such Losses are caused by MLCC’s failure to administer the Additional Collateral as provided in the Loan Purchase and Sale Agreement and in a manner consistent with the standard set forth in subsection (a) above, (ii) the indemnification contained in this Section 4(b) will in no event exceed the Original Additional Collateral Requirement for the related Additional Collateral Mortgage Loan, and (iii) such indemnification liability shall be offset to the extent that the Losses are covered by a Surety Bond Payment.

(c)

The Additional Collateral Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments; provided that the Additional Collateral Servicer shall not obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Additional Collateral Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Servicer shall proceed with any acquisition of REO Property in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 5.05 of the Purchase and Servicing Agreement; provided, that such proceeds shall not be so deposited if the Required Surety Payment in respect of such Additional Collateral Mortgage Loan has been deposited in the Collection Account or otherwise paid to the Purchaser (except to the extent of any such proceeds taken into account in calculating the amount of the Required Surety Payment).

(d)

Servicer’s obligations to administer the Securities Accounts or the Parent Power Guaranty Agreement for Real Estate as applicable shall terminate upon termination of the related Pledge Agreement or the Parent Power® Guaranty Agreement for Real Estate. Purchaser acknowledges coverage under the terms and provisions of the Surety Bond as to any particular Additional Collateral Mortgage Loan shall terminate upon termination of the related Pledge Agreement or the Parent Power® Guaranty Agreement for Real Estate; provided, however, that such termination shall not affect claims arising under this Agreement or the Surety Bond prior to the date of termination of the related Pledge Agreement or Parent Power® Guaranty Agreement for Real Estate.

(e)

The Additional Collateral Servicer may, without the consent of the Purchaser, amend or modify a Mortgage 100 Pledge Agreement or a Parent Power Agreement in any non-material respect to reflect administrative or account changes, provided that the same are consistent with the Underwriting Guide.

(f)

Seller intends to offer the Additional Collateral Mortgage Loans programs to other qualified financial institutions.  The Seller will review and approve the capabilities of the financial institutions to be considered an Additional Collateral Servicer under this agreement.  In each case, the Sellers and Servicer will originate, administer all terms and conditions of this agreement.

Section 5.

Surety Bond

(a)

If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional Collateral Mortgage Loan, as determined by the Servicer, the Additional Collateral Servicer shall so notify the Servicer promptly. The Servicer shall cause the prompt completion of the notice in the form of Attachment 1 to the Surety Bond and shall cause the prompt submission of such notice to the Surety Bond Issuer as a claim for a required surety. The Purchaser shall execute such notice if requested by the Additional Collateral Servicer.

(b)

In the event that the Servicer receives a Required Surety Payment from the Surety Bond Issuer on behalf of the Purchaser, the Servicer shall deposit such Required Surety Payment in the Collection Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of the Purchase and Servicing Agreement applicable to Insurance Proceeds.

(c)

Purchaser will reasonably cooperate with Servicer to transfer to Purchaser the coverage of the Surety Bond in respect of the Additional Collateral Mortgage Loans.

Section 6.

Termination. The respective obligations and responsibilities of the Servicer and the Purchaser created hereby shall terminate, upon the termination of the Servicer’s servicing obligations under the Purchase and Servicing Agreement in respect of the Additional Collateral Mortgage Loans sold thereunder; provided, however, that any liabilities arising prior to that time shall survive such termination.

Section 7.

Amendment. This Agreement may be amended from time to time by parties hereto by written agreement signed by the Servicer and the Purchaser.

Section 8.

GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 9.

Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person shall have any right or obligation hereunder.

Section 10.

Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

(i)

if to the Servicer:

Cendant Mortgage Corporation

3000 Leadenhall Road

Mail Stop SM1

Mt. Laurel, New Jersey 08054

Attention: Bill Brown, Esq.

or, such other address as may hereafter be furnished to the Purchaser in writing by the Servicer.

(ii)

 if to the Purchaser:

Thornburg Mortgage Home Loans, Inc.

Deborah Burns

150 Washington Ave., Suite 302

Santa Fe, NM 87501

or such other address as may hereafter be furnished to the Servicer in writing by the Purchaser.

(ii)

if to the Surety Bond Issuer pursuant to Section 5(a), initally:

Ms. Donna Troia

Vice President

Ambac Assurance Corporation

One State Street Plaza

New York, New York 10004

Section 11.

Severability of Provisions. If any one or more of the covenants, agreements, provisions of terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

Section 12.

Relationship of Parties. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto.

Section 13.

Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

Section 14.

Further Agreements. The Servicer and the Purchaser each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

IN WITNESS WHEREOF, the Servicer and the Purchaser have caused their names to be signed to this Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

CENDANT MORTGAGE CORPORATION

By:

/s/ Peter A. Thomas

Name:  Peter A. Thomas

Title: Vice President

Thornburg Mortgage Home Loans, Inc.

By:

By: /s/ Deborah Burns

Name: Deborah Burns

Title: Vice President

EXHIBIT A

LOAN PURCHASE AND SALE AGREEMENT EXHIBIT

The following provisions are excerpted from the Loan Purchase and Sale Agreement, dated as of December 15, 2000, between MLCC and Servicer:

Section 8.

Representations and Warranties of MLCC as to Pledged Asset Services. MLCC represents and warrants to Cendant that prior to its assignment to the related investor, MLCC has a first priority perfected security interest in each Securities Account, or, if necessary to perfect a first priority security interest in each asset contained in such Securities Account, a first priority perfected security interest in each such asset contained in such Securities Account and following MLCC’s assignment of the Pledge Agreements and related security interest, the related investor has a first priority perfected security interest in each Securities Account, or if necessary to perfect a first priority security interest in each asset contained in such Securities Account, a perfected first priority security interest in each such asset contained in such Securities Account.

Section 11.

Indemnification. (a) Each Party hereto (each an “Indemnitor”) agrees to indemnify, defend and hold harmless the other Party and each of its respective officers, directors, employees, agents, attorneys, members and shareholders of each of the foregoing (collectively called the “Indemnitees”) from and against any and all Losses (as that term is defined in the Origination Agreement) imposed on, incurred by or asserted against such Indemnitees, whether brought under common law or in equity, or in contract, tort or otherwise, caused by, arising from or connected with (i) the breach by the Indemnitor of any term, condition, representation, obligation or warranty of such Indemnitor set forth in this Agreement or (ii) the negligence or willful misconduct of the Indemnitor.

(b)

Before either party is entitled to indemnification as provided in this Section 11, the Party claiming indemnification shall give notice to the other Party of the claimed breach, and the other Party shall have sixty (60) days to cure such breach, which period shall have expired before either Party may enforce rights to indemnification hereunder. Cure of the breach within such sixty (60) day period shall not relieve the breaching Party from its obligations to indemnify the other Party for the Losses suffered by the other Party on account of the breach by the breaching Party.

(c)

The indemnification provisions contained in this Section 11 shall survive the termination of this Agreement.

EXHIBIT B (Servicing Provisions) 10.     Notwithstanding anything to the contrary in the Purchase Agreement, MLCC shall service and administer all Additional  Collateral, it being understood and agreed that only MLCC shall service and administer the related securities accounts, lines of credit, Equity Access Loans and guarantees with respect to Additional Collateral Agreements.